As filed with the Securities and Exchange Commission on July 20, 2016

Securities Act File No. 033-45671

Investment Company Act File No. 811-06557

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 106	☒
and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 108	☒

RIDGEWORTH FUNDS

(Exact Name of Registrant as Specified in Charter)

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-784-3863

Julia R. Short

President

RidgeWorth Funds

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(Name and Address of Agent for Service)

Copies to:

W. John McGuire, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004	Thomas S. Harman, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	On pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

INTERNATIONAL EQUITY FUND
A, I & IS SHARES PROSPECTUS
August 1, 2016
Investment Adviser: RidgeWorth Investments
Subadviser: WCM Investment Management
	A Shares	I Shares	IS Shares
• International Equity Fund	SCIIX	STITX	SCIZX
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	International Equity Fund
4	More Information
5	More Information About Indices
5	More Information About Fund Investments
6	Information About Portfolio Holdings
6	Management
7	Purchasing, Selling and Exchanging Fund Shares
14	Market Timing Policies and Procedures
15	Distribution of Fund Shares
15	Shareholder Servicing Plans
16	Dividends and Distributions
16	Household Mailings
16	Taxes
18	Financial Highlights

BACK COVER	How to Obtain More Information About the Fund

August 1, 2016
RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC

1
International Equity Fund
Summary Section
A Shares, I Shares and IS Shares
Investment Objective
The International Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 10 of the Fund’s prospectus and Rights of Accumulation on page [73] of the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	I Shares	IS Shares
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	5.75%	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	I Shares	IS Shares
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.30%	None	None
Other Expenses	0.62%	0.82%	0.69%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.78%	1.68%	1.55%
Fee Waivers and/or Expense Reimbursements(2)	(0.29)%	(0.42)%	(0.44)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.49%	1.26%	1.11%
(1)	“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value per share (“NAV”) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
(2)	The Adviser and Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2017 in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and Acquired Fund Fees and Expenses) from exceeding 1.48%, 1.25% and 1.10% for the A, I and IS Shares, respectively. This agreement may be terminated upon written notice to the Adviser by RidgeWorth Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that you reinvest all dividends and distributions. The example reflects contractual fee waivers and reimbursements for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
A Shares	$718	$1,076	$1,459	$2,527
I Shares	$128	$ 489	$ 873	$1,952
IS Shares	$113	$ 446	$ 803	$1,808
Portfolio Turnover
The Fund pays transaction costs, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114%% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of foreign companies. These foreign companies may be located in emerging markets. The Fund’s investments in equity securities may include common stocks, preferred stocks, warrants and depository receipts.
The Fund’s investments in depository receipts may include American, European, Canadian and Global Depository Receipts (“ADRs”, “EDRs”, “CDRs” and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.
In selecting investments for purchase and sale, WCM Investment Management (“WCM” or the “Subadviser”) uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a strong probability for superior future growth. The Subadviser’s investment process focuses on seeking companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing

2
International Equity Fund
strong, quality and experienced management; low or no debt; and attractive relative valuations. The Subadviser also considers other factors including political risk, monetary policy risk, and regulatory risk in selecting securities.
Although the Fund may invest in any size companies, it will generally invest in large capitalization established multinational companies. The Subadviser considers large capitalization companies to be those with market capitalization of $3.5 billion or greater at the time of investment. The Fund generally will invest in securities of companies located in different regions and in at least three different countries. However, from time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.
Principal Investment Risks
You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Emerging Markets Risk: Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Governments of some emerging market countries have defaulted on their bonds and may do so in the future.
Equity Securities Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate drastically from day to day.
Foreign Companies and Securities Risk: Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights. All of these risks are increased for investments in emerging markets.
Growth Stock Risk: “Growth” stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. “Growth” stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Large-Capitalization Companies Risk: Large-cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
Sector Weightings Risk: Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.
Performance
The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. IS Shares commenced operations on August 31, 2015. Performance information for IS shares will be included after the share class has been in operation for one complete calendar year. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.
The annual returns in the bar chart which follows are for the I Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.
This bar chart shows the changes in performance of the Fund’s I Shares from year to year.*
Best Quarter	Worst Quarter
30.56%	-25.93%
(6/30/2009)	(12/31/2008)
The performance information shown above is based on a calendar year. The Fund's total return for the six months ended June 30, 2016 was 2.58%.
The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

3
International Equity Fund

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2015)

	1 Year	5 Years	10 Years
A Shares Return Before Taxes	(3.10)%	2.66%	2.13%
I Shares Return Before Taxes	3.03%	4.07%	2.97%
I Shares Return After Taxes on Distributions	0.54%	2.14%	1.56%
I Shares Return After Taxes on Distributions and Sale of Fund Shares	3.53%	2.98%	2.36%
Morgan Stanley MSCI ACWI Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	(5.66)%	1.06%	2.92%
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.
In some cases, average annual return after taxes on distributions and sale of fund shares is higher than the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods.  The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability.  However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.
Investment Adviser and Subadviser
RidgeWorth Investments is the Fund’s investment adviser (the “Adviser”). WCM Investment Management is the Fund’s Subadviser.
Portfolio Management
Mr. Paul R. Black, President and co-CEO of WCM, Mr. Peter J. Hunkel, Portfolio Manager and Business Analyst of WCM, Mr. Michael B. Trigg, Portfolio Manager and Business Analyst of WCM, and Mr. Kurt R. Winrich, Chairman and co-CEO of WCM, have co-managed the Fund since September 2015.
Purchasing and Selling Your Shares
You may purchase or redeem Fund shares on any business day. You may purchase and redeem A, I and IS Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers or for their own accounts.
The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced, waived, or not applicable in some cases.
Class	Dollar Amount
A Shares	$2,000
I Shares	None
IS Shares	$2,500,000 (No minimum for certain investors. Please see the section entitled “Who can buy shares?”)
Subsequent investments in A Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts for either class of shares at its discretion. There are no minimums for subsequent investments in I or IS Shares.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, which may be taxed upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services.
These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

4
More Information
More Information
More Information About Principal Investment Strategies
Please see the section entitled “Principal Investment Strategies” in the “Summary Section” for the Fund for a complete discussion of the Fund’s principal investment strategies.
More Information About Principal Risks
Equity Securities Risk
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in funds that primarily hold equity securities. Historically, the equity market has moved in cycles and investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
Foreign Companies and Securities Risk
Foreign securities, including depositary receipts such as ADRs, involve special risks such as currency fluctuations (with the exception of ADRs), economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, unique to a country or region will affect those markets and their issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. These risks are increased for investments in emerging markets.
Specific Risks of Foreign Securities:
•	Political and Economic Risks. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.
•	Regulatory Risk. Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those that U.S. companies must meet. In addition, there may be less information publicly available about such companies.
•	Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.
•	Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.
•	Custody/Sub-Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currencies. The laws of certain countries may limit the ability to recover such assets if the foreign bank or depository, or an agent of the bank or depository, goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no liability. In addition, the inability of the Fund to make its intended securities purchases due to settlement issues with the custodian/sub-custodian could cause the Fund to miss attractive investment opportunities.
•	Currency Risk. Non-U.S. securities in which the Fund may invest, with the exception of ADRs, generally trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund’s non-U.S. holdings whose value is tied to that particular currency.
•	Emerging Markets Risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations

5
More Information About Indices and More Information About Fund Investments
relative to the U.S. dollar. Governments of some emerging market countries have defaulted on their bonds and may do so in the future.
Growth Stock Risk
Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
Large-Capitalization Companies Risk
Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large market capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts.
Accordingly, the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-capitalization companies under certain market conditions or during certain periods.
Risk Information Common to RidgeWorth Funds
The Fund is an open-end management investment company registered with the SEC, and commonly known as a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.
The Fund has its own investment objective and strategies for reaching that objective. The Adviser or Subadviser invests Fund assets in a way that it believes will help the Fund achieve its objective. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser’s  or Subadviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or Subadviser does, you could lose money on your investment in the Fund, just as you could with other investments. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.
The Fund’s investment objective may be changed without shareholder approval. Shareholders will be given notice of any change in investment objective. Before investing, make sure that the Fund’s objective matches your own.
The Fund is not managed to achieve tax efficiency.
More Information About Indices
The Fund compares its performance with a broad-based securities market index in order to provide some indication of the risks of an investment in the Fund.
An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
The Morgan Stanley Capital International All Country World (“MSCI ACWI”) ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 23 Emerging Markets countries. With 1,843 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.
More Information About Fund Investments
This prospectus describes the Fund’s primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”).
The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund’s objectives. Temporary defensive investments may limit the Fund’s ability to meet its investment objective. The Fund will do so only if the Adviser or its Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment objective.
The Fund may invest in other mutual funds for cash management purposes. When the Fund invests in another mutual fund, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the other mutual fund’s expenses.

6
Information About Portfolio Holdings and Management
Information About Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI. The Fund publicly discloses its portfolio holdings on its website at www.ridgeworth.com.
Management
The Board of Trustees (the “Board”) is responsible for the overall supervision and management of the business and affairs of the Fund. The Board supervises the Adviser and Subadviser and establishes policies that the Adviser and Subadviser must follow in their fund-related management activities. The day-to-day operations of the Fund are the responsibilities of the officers and various service organizations retained by the Fund.
Investment Adviser

RidgeWorth Investments, located at 3333 Piedmont Road, Suite 1500, Atlanta, GA 30305 (“RidgeWorth” or the “Adviser”), serves as the investment adviser to the Fund. In addition to being an investment adviser registered with the Securities and Exchange Commission (the “SEC”), RidgeWorth is a money-management holding company with multiple style-focused investment boutiques. As of June 30, 2016, the Adviser had approximately $37.0 billion in assets under management. The Adviser is responsible for overseeing the Subadviser to ensure compliance with the Fund’s investment policies and guidelines, and monitors the Subadviser’s adherence to its investment style. The Adviser also executes transactions with respect to specific securities selected by the Subadviser for purchase and sale by the Fund. The Adviser pays the Subadviser out of the fees it receives from the Fund.
In addition, under a manager of managers arrangement, the Adviser may enter into or materially modify a subadvisory agreement with an unaffiliated subadviser, subject to approval by the Board and certain other conditions, without approval from the Fund’s shareholders. Any significant change in the Fund’s subadvisory arrangement will be communicated to shareholders.
The Adviser may use its affiliates as brokers for Fund transactions.
An investment adviser has a fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of the Fund. Information regarding the Adviser’s, and thus the Fund’s, Proxy Voting Policies and Procedures is provided in the SAI. A copy of the Adviser’s Proxy Voting Policies and Procedures may be obtained by contacting the Fund at 1-888-784-3863 or by visiting www.ridgeworth.com.
For the fiscal year ended March 31, 2016, the Fund paid the Adviser advisory fees (after waivers) of 0.58% of the Fund’s average daily net assets. Effective September 1, 2015, the Fund’s investment advisory fee was reduced from 0.90% to 0.85%. The Maximum and Discounted Annual Advisory Fee reflects the reduced annual advisory fee for the period September 1, 2015 through March 31, 2016. For the period ended August 1, 2015, the Maximum and Discounted Annual Advisory Fee would have been 0.90%, respectively.
The Adviser and and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2017, in order to keep total annual operating expenses of the Fund from exceeding the applicable expense cap shown. If at any point before August 1, 2019, total annual operating expenses are less than the expense cap, the Adviser may retain the difference to recapture any of the prior waivers or reimbursements.
	Expense Limitation
Fund	A	I	IS
International Equity Fund	1.48%	1.25%	1.10%
The following breakpoints are used in computing the advisory fee:
Average Daily Net Assets	Discount From Full Fee
First $500 million	None — Full Fee
Next $500 million	5%
Next $4 billion	10%
Over $5 billion	15%
A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory agreement with the Adviser appears in the Fund’s annual report to shareholders for the period ended March 31, 2016.
Investment Subadviser
The Subadviser is responsible for managing the portfolios of its Fund on a day-to-day basis and selecting the specific securities to buy, sell and hold for the Fund under the supervision of the Adviser and the Board. A discussion regarding the basis for the Board’s approval of the investment subadvisory agreement with WCM will appear in the Fund’s semi-annual report to shareholders for the six month period ending March 31, 2016.
Information about the Subadviser and the individual portfolio managers of the Fund is provided below. The SAI provides additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio

7
Purchasing, Selling and Exchanging Fund Shares
managers, potential conflicts of interest and the portfolio managers’ ownership of securities in the Fund.

WCM Investment Management (“WCM”)
281 Brooks Street
Laguna Beach, CA 92651
www.wcminvest.com
WCM is an investment adviser registered with the SEC. The firm was established in 1976. As of June 30, 2016, WCM had approximately $14.1 billion in assets under management.
The following individuals are primarily responsible for the day-to-day management of the Fund:
Mr. Paul R. Black, currently serves as President and co-CEO of WCM. He has managed the International Equity Fund since August 2015. He has worked in investment management since 1983.
Mr. Peter J. Hunkel currently serves as Portfolio Manager and Business Analyst of WCM. He has managed the International Equity Fund since August 2015. He has worked in investment management since 1998.
Mr. Michael B. Trigg currently serves as Portfolio Manager and Business Analyst of WCM. He has managed the International Equity Fund since August 2015. He has worked in investment management since 2000.
Mr. Kurt R. Winrich, CFA currently serves as Chairman and co-CEO of WCM. He has managed the International Equity Fund since August 2015. He has worked in investment management since 1984.
Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called “redeem”) and exchange A Shares, I Shares and IS Shares of the Fund. Participants in retirement plans must contact their Employee Benefits Office or their Plan’s Administrator for information regarding the purchase, redemption or exchange of shares, or for questions about their specific accounts. Plans may require separate documentation and the plan’s policies and procedures may be different than those described in this prospectus. Investors purchasing or selling shares through a retirement plan should also refer to their Plan documents. Please review the information you have about your retirement plan.
Investors purchasing or selling shares through a financial intermediary may be charged transaction-based or other fees by the financial intermediary for its services. Please consult your financial intermediary for more information regarding such fees and for purchase instructions.
Purchasing Fund Shares
Where can I buy Fund shares?
You may purchase shares of the Fund through financial institutions or intermediaries that are authorized to place transactions for their customers. Please contact your financial institution or intermediary directly and follow its procedures for purchase transactions. Your financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund. You will also, generally, have to address your correspondence or questions regarding the Fund to your financial institution or intermediary. Your investment professional can assist you in opening a brokerage account that will be used for purchasing shares of RidgeWorth Funds.
Eligible shareholders may purchase directly from the Fund. Please see the section entitled “How Do I Open an Account?” for additional information.
Who can buy shares?
A Shares may be purchased by all eligible investors that meet the requirements of the “Where can I buy Fund shares?” section, above.
I Shares are offered to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they act as fiduciary, agent, investment adviser, or custodian. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund or its service providers. These accounts primarily consist of:
•	assets of a bona fide trust,
•	assets of a business entity possessing a tax identification number,
•	assets of an employee benefit plan,
•	assets held within select fee-based programs, or
•	assets held within certain non-discretionary intermediary no-load platforms.
Employee benefit plans generally include profit sharing, 401(k) and 403(b) plans. Employee benefit plans generally do not include IRAs; SIMPLE, SEP, SARSEP plans; plans covering self-employed individuals and their employees; or health savings accounts unless you, as a customer of a financial institution or intermediary, meet the Fund’s established criteria as described above.
As a result, you, as a customer of a financial institution or intermediary, may, under certain circumstances that meet the Fund’s established criteria, be able to purchase I Shares through accounts made with select financial institutions or intermediaries. I Shares will be held of record by (in the name of) your financial institution or intermediary. Depending upon the terms of your account, you may have, or be given, the right to vote your I Shares. Financial institutions or intermediaries

8
Purchasing, Selling and Exchanging Fund Shares
may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may differ from those imposed by the Fund. Please contact your financial institution or intermediary for complete details for purchasing I Shares.
I Shares may also be purchased directly from the Fund by officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of RidgeWorth Funds, the Adviser and Subadvisers to the RidgeWorth Funds.
Validation of current employment/service will be required upon establishment of the account. The Fund, in its sole discretion, may determine if an applicant qualifies for this program.
The defining feature of IS Shares is that they do not pay, nor will they pay, any type of servicing, administrative, or revenue sharing payments, nor will the Adviser or any of its affiliates make any such payments. IS Shares are offered to the following investors (provided that they do not require nor receive any such payments with respect to IS Shares) without a minimum initial investment:
•	qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby IS Shares are held on the books of the Fund through plan level or omnibus accounts
•	bank and trust companies;
•	insurance companies;
•	registered investment companies; and
•	non-qualified deferred compensation plans.
Other institutional investors not included in the list above may be permitted to purchase IS Shares subject to management’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. The minimum initial investment amount may be waived subject to management’s discretion, and/or purchased by or through:
•	certain registered open-end investment companies whose shares are distributed by the Distributor;
•	accounts held by, or for the benefit of, an affiliate of the Fund; or
•	investments made in connection with certain reorganizations as approved by the Adviser.
If your account is subject to the minimum investment requirement, and the value of your account falls below the minimum initial investment requirements for IS Shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.
Foreign Investors
To purchase A Shares and IS Shares of the Fund, you must be a U.S. citizen, a U.S. resident alien, or a U.S. entity, with a U.S. tax identification number, and reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses). If you owned shares on July 31, 2006, you may keep your account open even if you do not reside in the U.S. or its territories, but you may not make additional purchases or exchanges.
The Fund does not generally accept investments in I Shares by non-U.S. citizens or entities. Investors in I Shares generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.
When can I purchase shares?
The Fund is open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading (a “Business Day”). The RidgeWorth Funds reserve the right to open one or more Funds on days that the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open, even if the NYSE is closed. The Fund calculates its net asset value per share (“NAV”) once each Business Day at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
If the Fund or its authorized agent receives your purchase or redemption request in proper form before 4:00 p.m. Eastern Time, your transaction will be priced at that Business Day’s NAV. If your request is received after 4:00 p.m. Eastern Time, it will be priced at the next Business Day’s NAV.
The time at which transactions and shares are priced and the time until which trades are accepted may be changed if the NYSE closes early or if the principal bond markets close early on days when the NYSE is closed. For those RidgeWorth Funds that open on days when the NYSE is closed, these times will be the time the principal bond markets close.
The Fund will not accept trades that request a particular day or price for the transaction or any other special conditions.
You may be required to transmit your purchase, sale and exchange orders to your financial institutions or intermediaries at an earlier time for your transaction to become effective that day. This allows your financial institution or intermediary time to process your order and transmit it to the transfer agent in time to meet the above stated Fund cut-off times. For more information about how to purchase, sell or exchange Fund shares, including your financial institution’s or intermediary’s internal order entry cut-off times, please contact your financial institution or intermediary directly.
The Fund may reject any purchase order.
How does the Fund calculate NAV?
The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, in proper form, plus any front-end sales charge. The offering price of I Shares and IS Shares is simply the next calculated NAV.
The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

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Purchasing, Selling and Exchanging Fund Shares
In calculating the NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available, or the Fund reasonably believes that market prices or amortized cost valuation methods are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is, therefore, subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issues into consideration in determining its fair value. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing. Fair value prices may be determined in good faith using methods approved by the Board.
How do I open an account?
Read this prospectus carefully, select the share class most appropriate for you, and decide how much you want to invest.
The Fund does not accept cash, credit card checks, third-party checks, travelers’ checks, money orders, bank starter checks, or checks drawn in a foreign currency, as payment for Fund shares.
If your payment does not clear or is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund or its transfer agent, and the Fund can redeem shares you own in the Fund or in another identically registered RidgeWorth Funds account as reimbursement.
Eligible shareholders who purchase shares directly from the Fund may purchase additional Fund shares by:
•	Mail
•	Telephone (1-888-784-3863)
•	Wire
•	Fax (1-800-451-8377)
•	Automated Clearing House (“ACH”)
In-Kind Purchases
Payment for shares of the Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for such Fund. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities: (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable (e.g., by a listing on a nationally recognized securities exchange); and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. For further information about this form of payment, please call 1-888-784-3863.
Systematic Investment Plan
The Systematic Investment Plan is only available to shareholders who own A Shares. If you have a checking or savings account with a bank, you may purchase A Shares automatically through regular deductions from your bank account. With a $500 minimum initial investment, you may begin regularly-scheduled investments of $50 or more, once or twice a month. Shareholders should contact their financial intermediaries for more information on how to take advantage of this feature.
What is the minimum amount to purchase shares of Fund?
To purchase shares for the first time, you must invest in any Fund at least:
Class	Dollar Amount
A Shares	$2,000
I Shares	No minimum
IS Shares	$2,500,000 (No minimum for certain investors. Please see the section entitled “Who can buy shares?”)
For A Shares purchases, your subsequent investments must be made in amounts of at least $1,000. The Fund reserves the right to waive and/or reduce the minimum or subsequent investment amounts.
For investors who qualify to purchase I Shares, there are no minimum investment amounts for initial or subsequent purchases.

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Purchasing, Selling and Exchanging Fund Shares
Officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of the Fund, Adviser and the Subadvisers may also purchase I Shares. There is no minimum investment.
Sales Charges
A Shares
The offering price of A Shares is the NAV next calculated after the Fund receives your request in proper form, plus the front-end sales charge.
The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment.
If Your Investment is:	Your Sales Charge as a Percentage of Offering Price*	Your Sales Charge as a Percentage of Your Net Investment
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None
*	RidgeWorth Distributors LLC (the “Distributor”) may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 0.75%.
Investments of $1,000,000 or more. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 0.75% if you redeem any of these A Shares within two years of purchase. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The deferred sales charge is calculated based on the lesser of (i) the NAV of the shares at the time of purchase or (ii) the NAV of the shares next calculated after the Fund receives your redemption request. The deferred sales charge does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.
Waiver of Front-End Sales Charge
The front-end sales charge may be waived on A Shares purchased:
•	through reinvestment of dividends and distributions;
•	by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of A Shares”);
•	by employees, and members of their immediate family (spouse/domestic partner, mother, father, mother-in-law, father-in-law, and children, including step-children, under the age of 21 years), of the Adviser and its affiliates;
•	through financial intermediaries or institutions; retirement plans, plan administrators or record-keepers; asset allocation, or wrap programs or self-directed investment brokerage accounts; that, under the terms of their respective agreements with the Distributor or otherwise, agree to either (i) not charge the front-end sales charge, or (ii) do not receive compensation derived from the front-end sales charge, but may or may not charge a transaction fee to their customers; or
•	by Trustees and Officers of the RidgeWorth Funds.
Repurchase of Shares
You may repurchase any amount of A Shares of any Fund at the NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the “Taxes” section of the SAI for more information. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.
Reduced Sales Charges
Rights of Accumulation. You may take into account your accumulated holdings in all share classes of RidgeWorth Funds to determine the initial sales charge you pay on each purchase of A Shares. In calculating the appropriate sales charge rate, this right allows you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A Shares you are currently purchasing. The Fund may amend or terminate this right at any time. Please see the Fund’s SAI for details.
Letter of Intent. A Letter of Intent allows you to purchase A Shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will hold a certain portion of your investment in escrow until you fulfill your commitment. Please see the SAI for details.
Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares of any class made by you, your spouse/domestic partner and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.

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Purchasing, Selling and Exchanging Fund Shares
Waiver of CDSC
The CDSC for A Shares will be waived if you sell your shares for the following reasons:
•	Death or Post-purchase Disablement (as defined in Section 72(m)(7) of the Internal Revenue Code Code of 1986, as amended (the “Internal Revenue Code”))
–	You are shareholder/joint shareholder or participant/beneficiary of certain retirement plans;
–	You die or become disabled after the account is opened;
–	Redemption must be made within 1 year of such death/disability;
–	The Fund must be notified in writing of such death/disability at time of redemption request; and
–	The Fund must be provided with satisfactory evidence of death (death certificate) or disability (doctor’s certificate specifically referencing disability as defined in 72(m)(7) of the Internal Revenue Code).
•	Shares purchased through dividend and capital gains reinvestment.
•	Participation in the Systematic Withdrawal Plan described below:
–	Withdrawal not to exceed 10% of the current balance of the Fund in a 12 month period. The 10% amount will be calculated as of the date of the initial Systematic Withdrawal Plan and recalculated annually on the 12 month anniversary date. Shares purchased through dividend or capital gains reinvestment, although not subject to the CDSC, will be included in calculating the account value and 10% limitation amount.
–	If the total of all Fund account withdrawals (Systematic Withdrawal Plan or otherwise) exceeds the 10% limit within the 12 month period following the initial calculation date, the entire Systematic Withdrawal Plan for the period will be subject to the applicable sales charge. In the initial year of a Systematic Withdrawal Plan, the withdrawal limitation period shall begin 12 months before the initial Systematic Withdrawal Plan payment.
–	To qualify for the CDSC waiver under the Systematic Withdrawal Plan, the Fund account must have a minimum of $25,000 at Systematic Withdrawal Plan inception and must also reinvest dividends and capital gains distributions.
•	Required mandatory minimum withdrawals made after 70½ under any retirement plan qualified under Sections 401, 408 or 403(b) of the Internal Revenue Code or resulting from the tax free return of an excess distribution to an IRA. Satisfactory qualified plan documentation to support any waiver includes employer letter (separation from services) and plan administrator certificate (certain distributions under plan requirements).
•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased.
•	Exchanges in connection with plans of Fund reorganizations such as mergers and acquisitions.
To take advantage of any of these waivers, you must qualify in advance. To see if you qualify, please call your investment professional or other investment representative. These waivers are subject to change or elimination at any time at the discretion of the Fund.
The CDSC will be waived for certain retirement plan providers that have entered into administrative agreements with the Fund. Please see the SAI for more information on this program.
The CDSC may also be waived from time to time for certain broker-dealers that waive payment of compensation to them.
You can also obtain information about sales charges, rights of accumulation and letters of intent on the Fund’s website at www.ridgeworth.com.
Customer Identification and Verification
To help the government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, you will be asked to provide your name, residential street address, date of birth, and Social Security Number or tax identification number. You may also be asked for other information that will allow us to identify you. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening a mutual fund account.
In certain instances, the Fund is required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.
The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established at the sole discretion of the Fund, your application will be rejected.
Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.
However, the Fund reserves the right to close your account at the then-current day’s price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established at the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be

12
Purchasing, Selling and Exchanging Fund Shares
subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.
Anti-Money Laundering Program
Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under U.S. federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.
Selling Fund Shares
Shares may be sold on any Business Day by contacting your financial institution or intermediary. Your financial institution or intermediary will give you information about how to sell your shares including any specific cut-off times required. Shares may be sold by following the procedures established at the time your account was opened with the Fund or financial institution or intermediary. The sale price of each share will be the next NAV determined after the Fund receives your request in proper form. Your broker, financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund.
Shareholders who purchased shares directly from the Fund may sell their Fund shares by:
•	Mail
•	Telephone (1-888-784-3863)
•	Wire
•	Fax (1-800-451-8377)
•	ACH
To sell shares by telephone:
•	redemption checks must be made payable to the registered shareholder; and
•	redemption checks must be mailed to an address of record that has been associated with the shareholder account for at least 30 days.
Signature Authentication
This section describes the Fund’s Medallion Signature Guarantee and Signature Validation Program (SVP) policies. If you purchased your shares through a financial institution or intermediary, the below policies may not apply. Please contact your financial institution or intermediary for additional information on their signature authentication policy.
For certain financial and non-financial transactions, the Fund requires proof that your signature is authentic and you have the authority to provide the instruction(s) contained in the request. This verification can be provided by either a Medallion Signature Guarantee Stamp for financial transactions or an SVP Stamp for non-financial transactions.
Both types of stamps can be obtained from a financial institution such as a domestic bank, trust company, broker/dealer, clearing agency, savings association, or other financial institution that participates in the Medallion Signature Guarantee Program or SVP. Please visit www.ridgeworth.com for a Letter of Instruction Form that you can provide to your financial institution to obtain the appropriate stamp. Please note a notarized signature is not an acceptable substitute for a Medallion Signature Guarantee or an SVP Stamp. The Fund reserves the right, at their sole discretion, to waive such requirements for a specific request.
Financial Transactions
An original document containing a Medallion Signature Guarantee is required for certain types of financial transactions. Examples include:
•	Redemption proceeds payable or sent to any person, address, or bank account other than the one currently on record.
•	Redemption requests sent to an address of record that has been changed within the last 30 days.
•	Registration or ownership changes to your account. Ownership changes may include but are not limited to, certain types of transfers, gifting shares, beneficial inheritance, and loan collateral agreements.
Non-Financial Transactions
For certain non-financial transactions, the Fund will accept an original document containing an SVP Stamp. In the event an SVP Stamp is not used by the financial institution, you should request that it use its Medallion Signature Guarantee in lieu of the SVP Stamp. Examples include:
•	Changing your name.
•	Requests to add or change banking information that the Fund has on file.
•	Updates to authorized signers on your account.
Sale Price of Fund Shares
The sale price of each share will be the next NAV determined after the Fund receives your request, in proper form, less any applicable CDSC.
Systematic Withdrawal Plan
The Systematic Withdrawal Plan is only available to shareholders who own A Shares. If you have at least $10,000 of A Shares in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at

13
Purchasing, Selling and Exchanging Fund Shares
least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, may be electronically transferred to your account. Please check with your bank. Withdrawals under the Systematic Withdrawal Plan may be subject to a CDSC unless they meet the requirements described above under “Waiver of the CDSC.” Shareholders should contact their financial intermediaries for more information on how to take advantage of this feature.
Redemptions In-Kind
The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains recognized in the redemption or in the sale of the securities distributed to you.
Involuntary Sales of Your Shares
If your account balance drops below the required minimum as a result of redemptions you may be required to sell your shares. The account balance minimums are:
Class	Dollar Amount
A Shares	$2,000
I Shares	No minimums
IS Shares	$2,500,000 (no minimum for certain investors. Please see the section entitled “Who can buy shares?”)
The Fund will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.
Shareholders should contact their financial intermediary regarding minimum investment requirements.
If the value of your account falls below the minimum initial investment requirements for IS Shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.
Receiving Your Money
Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but the Fund may take up to seven days to pay the sale proceeds if making immediate payments would adversely affect the Fund (for example, to allow the Fund to raise capital in the case of a large redemption). Your sale proceeds can be wired to your bank account (subject to a fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your funds have cleared (which may take up to 10 calendar days from your date of purchase).
The Fund tries to manage large redemptions of positions in the Fund. However, a large redemption by a shareholder holding a significant investment in the Fund may have an adverse impact on the remaining shareholders in the Fund. For example, such a redemption may cause the Fund to (i) utilize outside sources of liquidity, which may be more costly, or (ii) liquidate securities that otherwise would not have been sold, potentially impacting the Fund’s performance and generating capital gains distributions.
Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Fund’s SAI.
Exchanging and Converting Your Shares
You must meet investor eligibility requirements applicable to the share class into which you are exchanging. The Fund may accept investments of smaller amounts at its discretion. The Fund will treat any cross class conversion between classes of shares of the same Fund as a tax-free event. An exchange between the same classes of shares of different RidgeWorth Funds generally is treated as a taxable event.
For the purpose of computing the CDSC applicable to C Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange.
The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of the Fund, all RidgeWorth Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (i) the Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates orders that may dramatically affect the Fund as outlined under “Market Timing Policies and Procedures” below.
If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your funds have cleared (which may take up to 10 calendar days from your date of purchase).
Exchanging Your Shares
You may exchange your Fund shares for the same class of shares of any other RidgeWorth Fund. Your sales price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in proper form.

14
Market Timing Policies and Procedures
Exchanges into the RidgeWorth Ultra-Short Funds — I Shares
At any time, you may exchange your A, C or I Shares of any RidgeWorth Fund for shares of the RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund I Shares and the RidgeWorth Seix Ultra-Short Bond Fund I Shares (the “RidgeWorth Ultra-Short Funds”). You should read the RidgeWorth Ultra-Short Funds’ prospectus prior to investing in those Funds. You can obtain a prospectus by calling 1-888-784-3863 or by visiting our website at www.ridgeworth.com. Qualifying exchanges between the Funds’ A and C Shares and the RidgeWorth Ultra-Short Funds’ I Shares are eligible for exchange into the Funds’ A and/or C Shares without the imposition of the applicable front-end sales charge and/or CDSC. If applicable, the CDSC of the Fund from which you exchanged will be carried over to the RidgeWorth Ultra-Short Funds and may be assessed if you sell your A or C Shares. Please see the Sales Charges section of the prospectus for more information.
If you purchased shares though a financial institution or intermediary please contact your financial institution or intermediary regarding the availability of this exchange privilege.
Cross Class Conversions
You may convert your shares for shares of a different class of the same Fund based on the NAV of each class next calculated after the Fund receives your exchange request in proper form. If you have held your current shares for less than one year, your financial intermediary may assess any applicable CDSC on your shares when you make the conversion.
Instructions for Exchanging and Converting Shares
You may exchange or convert your shares on any Business Day by contacting the Fund at 1-888-784-3863 or the financial institution or intermediary through which your shares are held.
Systematic Exchange Plan
The Systematic Exchange Plan is only available to shareholders who own A Shares. For investors who qualify, a systematic exchange feature may be added to your account. Shareholders should contact their financial intermediary for more information about how to take advantage of this feature and the minimum investment requirements.
Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution or intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.
Market Timing Policies and Procedures
The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading.
This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.
A fund that invests a significant amount of its assets in overseas markets is particularly susceptible to the risk of certain investors using a strategy known as time-zone arbitrage. Investors using this strategy attempt to take advantage of the differences in value of foreign securities that might result from events that occur between the close of the foreign securities market on which a foreign security is traded and the time at which the Fund calculates its NAV.
The Fund and/or its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board. The Fund seeks to discourage short-term trading by using fair value pricing procedures to fair value certain investments under some circumstances. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:
•	Restrictions on shareholders from making more than one (1) “round trip” into and out of the Fund within 14 days or more than two (2) “round trips” within any continuous 90 day period. If a shareholder exceeds either “round trip” restriction, he or she may be deemed a “Market Timer,” and the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund. Anyone considered to be a Market Timer by the Fund, the Adviser, the Subadviser or a shareholder servicing agent may be notified in writing of their designation as a Market Timer; and
•	Reserving the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.
The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders.

15
Distribution of Fund Shares and Shareholder Servicing Plans
Although these policies are designed to deter frequent trading, none of these measures alone, nor all of them taken together, eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus arrangements maintained by brokers, retirement plan accounts and other financial intermediaries.
Purchase and redemption transactions submitted to the Fund by these intermediaries reflect the transactions of multiple beneficial owners whose individual transactions are not automatically disclosed to the Fund. Therefore, the Fund relies in large part on the intermediaries who maintain omnibus arrangements (which may represent a majority of Fund shares) to aid in the Fund’s efforts to detect and deter short-term trading. The Fund monitors trading activity at the omnibus account level and look for activity that indicates potential short-term trading. If they detect suspicious trading activity, the Fund contacts the intermediaries to determine whether the short-term trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all beneficial owners to make this determination.
If the Fund believes that a shareholder has violated the short-term trading policy, it will take further steps to prevent any future short-term trading by such shareholder in accordance with the policy. The Fund cannot guarantee the accuracy of the information provided by the intermediaries and may not always be able to track short-term trading affected through these intermediaries. The Fund has the right to terminate an intermediary’s ability to invest in the Fund if excessive trading activity persists and the Fund or its Adviser or Subadviser reasonably believes that such termination would be in the best interests of long-term shareholders.
In addition to the Fund’s market timing policies and procedures described above, you may be subject to the market timing policies and procedures of the intermediary through which you invest. Please consult with your intermediary for additional information regarding its frequent trading restrictions.
Distribution of Fund Shares
Distribution of Fund Shares Generally
The Adviser, the Subadviser or their affiliates may make payments from their own funds based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or Subadviser. Furthermore, the Adviser, the Subadviser or their affiliates may pay fees from their own capital resources to financial intermediaries (such as brokers, banks, financial advisers and retirement plan service providers) to compensate them for providing distribution-related or shareholder services, for marketing expenses they incur, for travel and lodging in connection with educational events or to pay for the opportunity to have them distribute the Fund.
The amount of these payments is determined by the Adviser or Subadviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.
Please refer to the SAI for more information regarding these arrangements.
Distribution Plan – A Shares
The A Shares of the Fund have adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
For A Shares, the Fund’s distribution plan authorizes payment of up to the amount shown under “Maximum Fee” in the table that follows. Currently, however, the Board has only approved payment of up to the amount shown under “Current Approved Fee” in the table that follows. Fees are shown as a percentage of average daily net assets of the Fund’s A Shares.
	Maximum Fee	Current Approved Fee
International Equity Fund	0.33%	0.30%
The Fund may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.
Shareholder Servicing Plans
With respect to the A Shares and I Shares of the Fund, the A Shares and I Shares Shareholder Servicing Plan permits the A Shares and I Shares of the Fund to pay financial intermediaries for shareholder support services they provide, at a rate of up to 0.40% of the average daily net assets of each of the A Shares and I Shares of the Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund or its service providers. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

16
Dividends and Distributions, Household Mailings and Taxes
Dividends and Distributions
The Fund distributes its net investment income at least annually. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.
You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.
401(k) plan participants will receive dividends and distributions in the form of additional Fund shares if the participant owns shares of the Fund on the date the dividend or distribution is allocated by the 401(k) plan. Therefore, a participant will not receive a dividend or distribution if the participant does not own shares of the Fund on the date the dividend or distribution is allocated.
Household Mailings
To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-784-3863 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.
Taxes
Please consult your tax advisor regarding your specific questions about U.S. federal, state, local, and foreign tax considerations relating to any investment in any Fund.
Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. More information on taxes is in the Fund’s SAI.
The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them in additional shares.
Income distributions are generally taxable as either ordinary income or, in general, if paid from the Fund’s “qualified dividend income” and if certain conditions, including holding period requirements, are met by the Fund and the shareholder, as qualified dividend income. Dividends that are qualified dividend income are taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%. Capital gains distributions (i.e., distributions of the excess of net long-term capital gain over net short-term capital loss, if any) are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income. A high portfolio turnover rate and the use of certain derivatives may cause the Fund to recognize higher amounts of short-term capital gains. A portion of dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations.
“Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.
If you invest in the Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution.
Distributions from the Fund and capital gains on a disposition of Fund shares are generally taken into account for purposes of the 3.8% U.S. federal Medicare contribution tax on all or a portion of the “net investment income” of individuals with incomes certain thresholds. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
The Fund will inform you shortly after the close of each calendar year of the amounts of your distributions that may qualify as ordinary income dividends, qualified dividend income and capital gain distributions.
You must provide your social security number or other taxpayer identification number to a Fund along with any certifications required by the Internal Revenue Service. If you do not, or if it is otherwise legally required to do so, the Fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.
Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. You should consult your tax advisor or plan administrator regarding the tax rules governing your retirement or savings plan.

17
Dividends and Distributions, Household Mailings and Taxes
The Fund may be able to pass along a tax credit for foreign income taxes it pays. In such event, the Fund will provide you with the information necessary to reflect such foreign taxes on your federal income tax return.

18
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand a Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by PricewaterhouseCoopers LLP. The Report of Independent Registered Public Accounting Firm for each period shown, along with the Funds’ financial statements and related notes, are included in the Funds’ Annual Reports to Shareholders for such periods. The 2016 Annual Report is available upon request and without charge by calling 1-888-784-3863 or on the Funds’ website at www.ridgeworth.com.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Net Assets End of Period (000)	Total Return(b)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)(c)	Ratio of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)
International Equity Fund
I Shares
Year Ended March 31, 2016	$10.45	$ 0.13	$(0.29)	$(0.16)	$(0.07)	$—	$(0.92)	$(0.99)	$ 9.30	$ 28,756	(1.59)%	1.30%	1.67%	1.28%	114%
Year Ended March 31, 2015	12.45	0.25	(0.90)	(0.65)	(0.23)	—	(1.12)	(1.35)	10.45	19,023	(4.59)	1.37	1.48	2.15	41
Year Ended March 31, 2014	11.64	0.55	1.65	2.20	(1.17)	—	(0.22)	(1.39)	12.45	26,932	19.52	1.20	1.20	4.55(f)	43
Year Ended March 31, 2013	10.74	0.22	0.89	1.11	(0.21)	—	—	(0.21)	11.64	272,552	10.38	1.12	1.12	2.02	52
Year Ended March 31, 2012	11.62	0.25	(0.90)	(0.65)	(0.23)	—	—	(0.23)	10.74	261,561	(5.24)	1.29	1.29	2.33	78
A Shares
Year Ended March 31, 2016	10.34	(0.09)	(0.27)	(0.18)	(0.06)	—	(0.92)	(0.98)	9.18	3,756	(1.77)	1.51	1.77	0.89	114
Year Ended March 31, 2015	12.35	0.20	(0.87)	(0.67)	(0.22)	—	(1.12)	(1.34)	10.34	4,123	(4.87)	1.57	1.66	1.79	41
Year Ended March 31, 2014	11.51	0.20	2.00	2.20	(1.14)	—	(0.22)	(1.36)	12.35	4,802	19.72	1.47	1.47	1.66	43
Year Ended March 31, 2013	10.63	0.18	0.87	1.05	(0.17)	—	—	(0.17)	11.51	4,565	9.95	1.45	1.45	1.73	52
Year Ended March 31, 2012	11.49	0.21	(0.87)	(0.66)	(0.20)	—	—	(0.20)	10.63	5,500	(5.48)	1.59	1.59	2.02	78
IS Shares(i)
Period Ended March 31, 2016	9.85	—(e)	0.38	0.38	—	—	(0.92)	(0.92)	9.31	5,832	3.81	1.14	1.54	0.09	114
See Notes to Financial Highlights.

19
NOTES TO FINANCIAL HIGHLIGHTS
(a)	Per share data calculated using average shares outstanding method.
(b)	Total return excludes sales charge. Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Not annualized for periods less than one year.
(e)	Rounds to less than $0.005 per share
(f)	The amount shown for the net investment income ratio does not represent the actual prorata amount allocated to the share class due to large redemptions during the year.

Investment Adviser:
RidgeWorth Investments
3333 Piedmont Road, Suite 1500
Atlanta, GA 30305
www.ridgeworth.com
Investment Subadviser:
WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651
www.wcminvest.com
How to Obtain More Information About the Fund
More information about the RidgeWorth Funds is available without charge through the following:
Statement of Additional Information (SAI):
The SAI includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.
Annual and Semi-Annual Reports:
These reports list the Fund’s holdings and contain information from the Fund’s managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.
To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
Telephone:  Shareholder Services
1-888-784-3863
Mail:
RidgeWorth Funds
P.O. Box 8053
Boston, MA 02266-8053
Website: www.ridgeworth.com
SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC’s website at http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov.
The RidgeWorth Funds’ Investment Company Act registration number is 811-06557.
RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC
RFPRO-IE-0716

STATEMENT OF ADDITIONAL INFORMATION

RIDGEWORTH FUNDS

August 1, 2016

Investment Adviser:

RIDGEWORTH INVESTMENTS

(the “Adviser”)

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of RidgeWorth Funds (the “Trust”) and should be read in conjunction with the Trust’s current prospectuses dated August 1, 2016 as such prospectuses may be supplemented from time to time (each, a “Prospectus” and collectively, the “Prospectuses”). This SAI relates to each class of the following series of the Trust (each, a “Fund” and collectively, the “Funds”):

	A Shares	C Shares	R Shares	I Shares	IS Shares
Equity Funds
Capital Innovations Global Resources and Infrastructure Fund	INNAX	INNCX		INNNX
Ceredex Large Cap Value Equity Fund	SVIIX	SVIFX		STVTX	STVZX
Ceredex Mid-Cap Value Equity Fund	SAMVX	SMVFX		SMVTX	SMVZX
Ceredex Small Cap Value Equity Fund	SASVX	STCEX		SCETX
Innovative Growth Stock Fund (formerly, Aggressive Growth Stock Fund)	SAGAX			SCATX
International Equity Fund	SCIIX			STITX	SCIZX
Silvant Large Cap Growth Stock Fund	STCIX	STCFX		STCAX	STCZX
Silvant Small Cap Growth Stock Fund	SCGIX	SSCFX		SSCTX	SCGZX
Taxable Fixed Income Funds
Seix Core Bond Fund	STGIX		SCIGX	STIGX	STGZX
Seix Corporate Bond Fund	SAINX	STIFX		STICX
Seix High Income Fund	SAHIX		STHIX	STHTX	STHZX
Seix Limited Duration Fund				SAMLX
Seix Floating Rate High Income Fund	SFRAX	SFRCX		SAMBX	SFRZX
Seix High Yield Fund	HYPSX		HYLSX	SAMHX	HYIZX
Seix Short-Term Bond Fund	STSBX	SCBSX		SSBTX
Seix Total Return Bond Fund	CBPSX		SCBLX	SAMFX	SAMZX
Seix U.S. Government Securities Ultra-Short Bond Fund				SIGVX	SIGZX
Seix U.S. Mortgage Fund	SLTMX	SCLFX		SLMTX
Seix Ultra-Short Bond Fund				SISSX
Tax-Exempt Fixed Income Funds
Seix Georgia Tax-Exempt Bond Fund	SGTEX			SGATX
Seix High Grade Municipal Bond Fund	SFLTX			SCFTX
Seix Investment Grade Tax-Exempt Bond Fund	SISIX			STTBX
Seix North Carolina Tax-Exempt Bond Fund	SNCIX			CNCFX
Seix Short-Term Municipal Bond Fund	SMMAX			CMDTX
Seix Virginia Intermediate Municipal Bond Fund	CVIAX			CRVTX
Allocation Strategies
Aggressive Growth Allocation Strategy	SLAAX	CLVLX		CVMGX
Conservative Allocation Strategy	SVCAX	SCCLX		SCCTX
Growth Allocation Strategy	SGIAX	SGILX		CLVGX
Moderate Allocation Strategy	SVMAX	SVGLX		CLVBX

The Equity Funds and Allocation Strategies are collectively referred to herein as “Equity Funds” and the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds are collectively referred to herein as the “Fixed Income Funds.”

The Funds’ financial statements for the fiscal year ended March 31, 2016 are incorporated by reference into this SAI from the Funds’ 2016 Annual Report, which is available without charge upon request by calling 1-888-784-3863. Capitalized terms not defined herein are defined in the Prospectuses. A Prospectus may be obtained by writing to the Trust or calling toll-free 1-888-784-3863.

THE TRUST	[3	]
DESCRIPTION OF PERMITTED INVESTMENTS	[3	]
INVESTMENT LIMITATIONS	[51	]
THE ADVISER	[52	]
THE SUBADVISERS	[56	]
THE PORTFOLIO MANAGERS	[59	]
THE ADMINISTRATOR	[64	]
THE DISTRIBUTOR	[66	]
THE TRANSFER AGENT	[77	]
THE CUSTODIAN	[77	]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	[77	]
LEGAL COUNSEL	[77	]
TRUSTEES OF THE TRUST	[77	]
TRUST OFFICERS	[86	]
PURCHASING AND REDEEMING SHARES	[87	]
DETERMINATION OF NET ASSET VALUE	[90	]
TAXES	[91	]
FUND TRANSACTIONS	[100	]
PORTFOLIO TURNOVER RATE	[106	]
PORTFOLIO HOLDINGS	[107	]
DESCRIPTION OF SHARES	[108	]
VOTING RIGHTS	[108	]
SHAREHOLDER LIABILITY	[109	]
LIMITATION OF TRUSTEES’ LIABILITY	[109	]
CODES OF ETHICS	[109	]
PROXY VOTING	[110	]
FINANCIAL STATEMENTS	[110	]
5% AND 25% SHAREHOLDERS	[110	]
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

THE TRUST

Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”) and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes. Each Fund, except the North Carolina Tax-Exempt Bond Fund, is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Capital Innovations Global Resources and Infrastructure Fund previously operated as a series of Investment Managers Series Trust (the “Predecessor Fund”). Pursuant to a reorganization that took place on February 19, 2016 (the “Reorganization”), the Fund is the successor to the Predecessor Fund. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.

DESCRIPTION OF PERMITTED INVESTMENTS

The Funds’ respective investment objectives and principal investment strategies are described in the Prospectuses. The following information supplements, and should be read in conjunction with, the Prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds’ applicable Prospectus. The Funds’ respective investment subadvisers (each, a “Subadviser” and collectively, the “Subadvisers”) may only utilize any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds’ stated investment policies:

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) (collectively, “Depositary Receipts”). Depositary Receipts are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a “depositary”). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary.

Depositary Receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.

Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. Securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored ADRs or GDRs, are not defined as “Foreign Securities.”

Acquisitional/Equipment Lines (delayed-draw term loans). Acquisitional/equipment lines (delayed-draw term loans) are credits that may be drawn down for a given period to purchase specified assets or equipment or to make acquisitions. The issuer pays a fee during the commitment period (a ticking fee). The lines are then repaid over a specified period (the term-out period). Repaid amounts may not be re-borrowed. To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.

Asset-Backed Securities. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, credit card receivables and mortgage-like assets such as home equity loans or manufactured housing.

These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets.

Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities that are backed by a single type of asset are pooled together by asset type for purposes of calculating a Fund’s industry concentration levels.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

For purposes of calculating Annual Fund Operating Expenses in a Fund’s Prospectus, direct or indirect fees associated with investing in structured products such as asset-backed securities are not included.

Bank Obligations. A Fund may invest in obligations issued by banks and other savings institutions.

Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.

These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions, which might affect the payment of principal or interest on the securities held by a Fund.

Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when a Subadviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

The Funds are not prohibited from investing in bank obligations issued by clients of the Funds’ administrator or distributor or their respective parent or affiliated companies. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. A Fund will not purchase obligations issued by the Adviser, Subadvisers, or their affiliates.

Below Investment Grade Securities. High yield securities may be subject to greater levels of credit or default risk than higher-rated securities.

The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy or highly leveraged (indebted) issuers, which are generally less able than more financially stable issuers to make scheduled payments of interest and principal.

Borrowing. As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.

If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage.

Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

Collateralized Debt Obligations. Collateralized Debt Obligations (“CDOs”) are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments.

A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral.

Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.

If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Commercial Paper. Commercial paper is the term used to designate unsecured short term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level.

Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening a Fund’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities.

Convertible Bonds. Convertible bonds are bonds, which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation.

Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than nonconvertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature.

In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments.

Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as “busted” convertibles, and the associated risk more closely approximates that of similar debt without the conversion feature.

Corporate Issues. Corporate issues refer to debt instruments issued by private corporations or other business entities. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate issues. Corporate issues may also be issued by master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”).

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. The credit risks of corporate issues may vary widely among issuers. A Fund will buy corporate issues subject to any quality constraints. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.

In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that in general is intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer (the “Reference Instrument”).

The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument.

Upon maturity of the CLN, the Note Purchaser will receive a payment equal to:

(i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or

(ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred.

Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

In addition to being subject to the risks relating to the Reference Instrument, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. Also, there may not be a secondary market for the CLN even though such a market exists for the Reference Instrument.

Custodial Receipts. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian.

For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond.

Note, because a “separate security” is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.

Debt Securities. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

Derivatives. A derivative is a financial contract whose value adjusts in accordance with the value of one or more underlying assets, reference rates or indices.

Derivatives (such as credit linked notes, futures, options, inverse floaters, swaps and warrants) may be used to attempt to achieve investment objectives or to offset certain investment risks.

These positions may be established for hedging, substitution of a position in the underlying asset or for speculation purposes. Hedging involves making an investment (e.g., in a futures contract) to reduce the risk of adverse price movements in an already existing investment position.

Because leveraging is inherent in derivatives, the use of derivatives also involves the risk of leveraging. Risks involved with hedging and leveraging activities include:

•	The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

•	A Fund may experience losses over certain market movements that exceed losses experienced by a fund that does not use derivatives.

•	There may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of derivatives used to hedge those positions.

•	There may not be a liquid secondary market for derivatives.

•	Trading restrictions or limitations may be imposed by an exchange.

•	Government regulations may restrict trading in derivatives.

•	The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by the creditworthiness of the counterparty and/or using an exchange as an intermediary.

Because premiums or totals paid or received on derivatives are small in relation to the market value of the underlying investments, buying and selling derivatives can be more speculative than investing directly in securities.

In addition, many types of derivatives have limited investment lives and may expire or necessitate being sold at inopportune times.

The use of derivatives may cause a Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease on the value of a Fund’s portfolio securities.

When a Fund uses derivatives, it segregates assets to fully cover its future obligations. It does this to limit the risks associated with leveraging. By setting aside assets equal only to its net obligations rather than the full notional amount under certain derivative instruments, a Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative instruments.

To the extent a Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”), such as futures and options on futures, it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act (“CEA”).

The Trust, on behalf of the Funds, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA and the regulations of the CFTC promulgated thereunder with respect to the Funds’ operations. The Trust is not subject to registration or regulation as a CPO and does not intend to operate in a manner that would trigger CFTC regulation.

If a Fund were to operate subject to CFTC regulation, it may incur additional expenses.

Dollar Rolls. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls.

A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction.

Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations. A Fund may also cover the transaction by means of an offsetting transaction or by other means permitted under the 1940 Act or the rules and Securities and Exchange Commission (“SEC”) interpretations thereunder.

Emerging Markets. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.

As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Governments of some emerging market countries have defaulted on their bonds and may do so in the future.

Equipment Trust Certificates (“ETCs”). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds purchase equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market.

Equity securities are described in more detail below:

•	Commodity Equity Securities. Commodity equity securities represent equity securities of companies that principally engage in the energy, metals, and agriculture group of industries.

These companies may include, for example, integrated oil companies; companies engaged in the exploration and production of oil and gas; companies primarily involved in the production and mining of coal, related products, and other consumable fuels; fertilizer and agricultural chemicals companies; producers of aluminum and related products; companies engaged in producing or extracting metals and minerals; producers of gold, precious metals and minerals, and related products; producers of iron and steel; manufacturers of timber and related wood and paper products; and producers of agricultural products, including crop growers, owners of plantations, and companies that produce and process foods.

Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a group of related industries, and the securities of companies in that group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.

Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.

Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Mid-Cap Issuers. Generally, capitalization or market capitalization is a measure of a company’s size (the price of a company’s stock multiplied by the number of shares outstanding).

Investing in equity securities of small and mid-cap companies often involves greater risk than is customarily associated with investments in larger capitalization companies.

This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.

Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•	Equity-Linked Securities. A Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions.

The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall.

Trading prices of the underlying common stock will be influenced by the issuer’s operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting.

In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third-party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities.

The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities.

Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

The following are three examples of equity-linked securities. A Fund may invest in the securities described below or other similar equity-linked securities.

•	PERCS. Preferred Equity Redemption Cumulative Stock (“PERCS”) technically is preferred stock with some characteristics of common stock.

PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors’ capital gains are capped, usually at 30%.

Commonly, PERCS may be redeemed by the issuer at any time or if the issuer’s common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS.

In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

•	ELKS. Equity-Linked Securities (“ELKS”) differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer’s common stock.

ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer’s common stock, or the average closing price per share of the issuer’s common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity.

Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest six times during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

•	LYONS. Liquid Yield Option Notes (“LYONs”) differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer’s common stock.

LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value.

The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs.

Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer’s common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates.

The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield.

A Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like a Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

Eurodollar and Yankee Dollar Obligations. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by U.S. and non-U.S. corporations or other entities.

Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities.

Eurodollar and Yankee Dollar obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk.

Additionally, Eurodollar and Yankee Dollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders.

Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

Exchange-Traded Funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange.

An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), iShares® and VIPERs®.

A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also “Investment Company Shares” below).

The Capital Innovations Global Resources and Infrastructure Fund may also invest in ETFs related to gold or other special markets (“Gold ETFs”). Investments in Gold ETFs involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of metal investments, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for the Fund in making metal investments, if it fails to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). An adverse change with respect to any of these risk factors could have a significant negative effect on the Fund’s net asset value per share.

Fixed Income Securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers.

Coupons may be fixed or adjustable, based on a pre-set formula.

The market value of fixed income investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund’s net asset value.

Floating Rate Instruments. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as the London Interbank Offered Rate or “LIBOR”).

Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus.

The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

Floating Rate Loans. Investments in floating rate loans are subject to interest rate risk although the risk is less because the interest rate of the loan adjusts periodically. Investments in floating rate loans are also subject to credit risk.

Many floating rate loans are rated below investment grade or are unrated. Therefore, a Fund relies heavily on the analytical ability of the Fund’s Subadviser. Many floating rate loans share the same risks as high yield securities, although these risks are reduced when the floating rate loans are senior and secured as opposed to many high yield securities that are junior and unsecured.

Floating rate loans are often subject to restrictions on resale which can result in reduced liquidity.

The risk is greater for the Seix Floating Rate High Income Fund, because of its concentration in these types of instruments.

Borrowers may repay principal faster than the scheduled due date which may result in a Fund replacing that loan with a lower-yielding security.

Investment in loan participation interests may result in increased exposure to financial services sector risk. A loan may not be collateralized fully which may cause the loan to decline significantly in value.

One lending institution acting as agent for all of the lenders will generally be required to administer and manage the loan and, with respect to collateralized loans, to service or monitor the collateral.

Investing in certain types of floating rate loans, such as revolving credit facilities and unfunded loans, creates a future obligation for a Fund. To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to fully cover any future obligations.

Seix Investment Advisors LLC (“Seix”) currently serves as collateral manager to nine collateralized loan obligation (“CLO”) funds that invest in bank loans. The trustees and custodians of the CLO funds are not affiliated entities of the Adviser or Seix.

In addition to the CLO funds, the Seix serves as Subadviser to an unaffiliated registered fund and as investment manager to two unregistered funds that may invest in bank loans. The custodian and adviser for the unaffiliated registered fund are not affiliated entities of the Adviser or Seix.

The custodians and administrators for the two unregistered funds are not affiliated entities of the Adviser or Seix.

There are no trustees for the unregistered funds. Only the offshore entities that are a part of one of the unregistered funds have independent boards of directors that are not affiliated entities of the Adviser or Seix.

As a result of these multiple investment-oriented and associated relationships, there exists a potential risk that the portfolio managers may favor other adviser and non-adviser contracted businesses over a Fund.

Seix has created and implemented additional policies and procedures designed to protect shareholders against such conflicts; however, there can be no absolute guarantee that a Fund will always participate in the same or similar investments or receive equal or better individual investment allocations at any given time.

Foreign Currency. A Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs.

A Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a foreign currency forward contract (“forward contract”).

A forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Forward contracts are considered “derivatives” - financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

A forward contract “locks in” the exchange rate between the currency it will deliver and the currency it will receive at the maturity of the contract. A Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. In addition, the Fund may enter into forward contracts to gain exposure to foreign markets.

At or before settlement of a forward contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of a Fund into the currency. A Fund may close out a forward contract by purchasing or selling an offsetting contract, in which case it will realize a gain or a loss.

A Fund may invest in a combination of forward contracts and U.S. dollar-denominated instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate.

For example, the combination of U.S. dollar-denominated money market instruments with “long” forward contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, a Fund may invest in forward contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging).

Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code.

Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices.

If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.

If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

A Fund may also enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

When a Fund purchases or sells a forward contract, under applicable U.S. federal securities laws, rules, and interpretations thereof and applicable exchange rules, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions.

For example, with respect to forward contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value.

With respect to forward contracts that are contractually required to “cash-settle,” a Fund may set aside or deliver liquid assets, including cash, in an amount equal to a Fund’s daily marked-to-market (net) obligation rather than the notional value.

By setting aside or delivering assets equal to only its net obligation under “cash-settled” forward contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts.

A Fund may otherwise cover the transaction by means of an offsetting transaction or by other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Funds and their Subadvisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds reserve the right to modify their asset segregation policies in the future.

Foreign Securities. Foreign securities may include U.S. dollar-denominated obligations or securities of foreign issuers denominated in other currencies.

Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation:

European Certificates of Deposit

European Time Deposits

European Bankers’ Acceptances

Canadian Time Deposits

Europaper and Yankee Certificates of Deposit; and

investments in Canadian Commercial Paper and foreign securities.

These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers.

These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

These investments may also entail higher custodial fees and sales commissions than domestic investments.

Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.

Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored ADRs or GDRs, are not defined as “Foreign Securities.”

In making investment decisions for the Funds, a Subadviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country’s financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country’s laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments (“country risks”).

Of course, a Subadviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund’s investment objective and policies.

During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities.

The international investments of a Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund’s investments in one foreign market represented in its portfolio may offset potential gains from the Fund’s investments in another country’s markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as “developing.”

Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.

A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.

To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.

The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Forward Roll Transactions. To enhance current income, each Fund may enter into forward roll transactions with respect to mortgage-related securities.

In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price.

The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold.

During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Fund exceeding the yield on the securities sold.

Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the CFTC.

A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, under applicable federal securities laws, rules, and interpretations thereof and applicable exchange rules, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions.

For example, with respect to futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value.

With respect to futures contracts that are contractually required to “cash-settle,” a Fund may set aside or deliver liquid assets, including cash, in an amount equal to a Fund’s daily marked-to-market (net) obligation rather than the notional value.

By setting aside or delivering assets equal to only its net obligation under “cash-settled” futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts.

The Funds reserve the right to modify their asset segregation policies in the future.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract.

In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract.

A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.

In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.

The Fund may also cover its sale of a call option by taking positions in instruments with prices, which are expected to move relatively consistently with the call option.

A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

A Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.

In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Funds and their Subadvisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

There are significant risks associated with a Fund’s use of futures contracts and related options, including the following:

(i) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates,

(ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures,

(iii) there may not be a liquid secondary market for a futures contract or option,

(iv) trading restrictions or limitations may be imposed by an exchange, and

(v) government regulations may restrict trading in futures contracts and options on futures.

In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Global Resources and Infrastructure Securities.

Infrastructure Companies. Infrastructure companies are companies that derive significant portions i.e. (at least 50%) of their gross income or net profits, directly or indirectly, through providing energy, transportation communications, utilities and other essential services to society. Companies in the infrastructure industry may be involved in a variety of areas, including the following:

•	The generation, transmission, distribution, or storage of electricity, oil, gas, water, and other natural resources used to produce energy;

•	Alternative energy production and exploration;

•	The building, operation, financing, or maintenance of highways, toll roads, tunnels, bridges, parking lots, dams, pipelines, railroads, mass transit systems, airports, marine ports, and refueling facilities;

•	The provision of communications, including telephone, broadcast and wireless towers, and cable, fiber optic, and satellite networks;

•	Sewage treatment and water purification;

•	The construction or operation of essential public structures such as courthouses, hospitals and health care facilities, schools, correctional facilities, subsidized housing, and other public service facilities; and

•	The provision of the services and materials necessary for the construction and maintenance of infrastructure assets, including mining, shipping, timber, and steel.

Infrastructure companies also include energy-related companies organized as REITs and MLPs.

Timber Companies. Timber companies are companies that derive significant portions (at least 50%) of their gross income or net profits, directly or indirectly, from the ownership, management or upstream supply chain of forests and timberlands, and products related thereto. These include forest products companies, timber MLPs, timber REITs, homebuilding companies, paper products companies, and paper packaging companies.

Agribusiness Companies. Agribusiness companies are companies that derive significant portions (at least 50%) of their gross income or net profits, directly or indirectly, from the production, processing, and distribution of agricultural products, packaged foods, and meats, as well as the business operators and suppliers of equipment and materials. Companies in the agribusiness industry may be involved in a variety of areas, including the following:

Producers, Distributors & Processors:

•	Breeding and operation of livestock farms;

•	Production, processing and distribution of fish, hogs, livestock cattle, pigs and poultry;

•	Processing livestock into value-added products;

•	Production and sale of animal feed;

•	Production, processing and refining of agricultural commodities and byproducts. This includes the buying, storing, transporting and distribution of agricultural commodities. (Agricultural commodities include, but are not limited to, barley, cocoa, corn, cotton, edible nuts, grain, oats, oilseeds, palm oil, soybeans and wheat); and

•	Harvesting and operation of agricultural facilities such as coffee and rubber plantations, cotton fields, mills and farms.

Equipment & Materials Suppliers:

•	Production and sale of crop nutrients, potash, fertilizers and animal feed ingredients;

•	Production and sale of crop protection products such as herbicides and insecticides;

•	Development and production of seeds; and

•	Manufacturing and distribution of agricultural equipment. Agricultural equipment includes, but are not limited to, agricultural tractors, combine harvesters, feed making equipment, hay and forage equipment, irrigation systems, pavers, seeding and planting equipment, spreaders, sprayers and tillage equipment. Other related agricultural equipment includes equipment used in liquid injection and surface spreading of biosolids.

Guaranteed Investment Contracts (“GICs”). A GIC is a general obligation of an issuing insurance company and not one of its separate accounts.

The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

As such, GICs are generally subject to the same risks as other illiquid securities. (See “Illiquid Securities” below.)

Hedging Techniques. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures.

There are risks associated with hedging activities, including:

(i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates;

(ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures;

(iii) there may not be a liquid secondary market for a futures contract or option; and

(iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

High Yield Securities. High yield securities, commonly referred to as junk bonds, are debt obligations which are rated below investment grade, i.e., below BBB- by Standard & Poor’s Financial Services LLC (a subsidiary of The McGraw-Hill Companies) (“S&P”) and Fitch, Inc. (“Fitch”), or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds may involve greater risk of default than investments in investment grade securities (e.g., securities rated BBB- or higher by S&P and Fitch or Baa3 or higher by Moody’s) due to changes in the issuer’s creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.

Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”).

Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price, which the Fund may ultimately realize upon its sale or disposition.

Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund.

Under the supervision of the Board, the Fund’s Subadviser determines the liquidity of a Fund’s investments.

In determining the liquidity of a Fund’s investments, the Fund’s Subadviser may consider various factors, including:

(i) the frequency and volume of trades and quotations,

(ii) the number of dealers and prospective purchasers in the marketplace,

(iii) dealer undertakings to make a market, and

(iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

A Fund is not permitted to invest more than 15% of its net assets in illiquid securities.

Initial Public Offerings. A Fund may invest in a company’s securities at the time of a company’s initial public offering (“IPO”).

Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter.

As a result, a Fund’s Adviser or Subadviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.

Inverse Floaters. Municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index is known as an “Inverse Floater.”

A Fund’s investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond.

Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond.

Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile.

These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Investment Company Shares. A Fund may invest in the securities of other investment companies (mutual funds) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives.

Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act.

A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

Under Section 12(d)(1) of the 1940 Act, a Fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

However, a Fund may exceed these limits if (i) the ETF or the Fund has received an order for exemptive relief from the 3%, 5%, or 10% limitations from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange Traded Funds” above.)

The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded.

Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to iShares® Funds, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund and Vanguard Trust and procedures approved by the Board, each Fund may invest in iShares® Funds, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund and Vanguard Trust in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as may be amended, and any other applicable investment limitations.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BlackRock”). Neither BlackRock, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund nor the iShares® Funds makes any representations regarding the advisability of investing in the Funds.

Investment Grade Obligations. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody’s or determined to be of equivalent quality by the Subadviser).

Securities rated BBB or Baa represents the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate.

Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation.

A Fund may hold unrated securities if its Subadviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer’s capacity to repay its obligation remains unchanged.

Large-Capitalization Companies. Large-cap stocks can perform differently from other segments of the equity market or the equity market as a whole.

Companies with large-capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts.

Accordingly the value of large cap stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.

Leveraged Buyouts. A Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions (“LBOs”).

An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company.

Equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO limited partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds.

Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

Master Limited Partnerships. MLPs are limited partnerships in which ownership units are publicly traded.

MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments.

Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example:

(i) holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership.

(ii) there may be fewer corporate protections afforded investors in an MLP than investors in a corporation.

(iii) conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments.

(iv) MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region.

(v) MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

(vi) Investments held by MLPs may be illiquid.

(vii) MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Funds may also hold investments in limited liability companies (LLCs) that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Distributions attributable to gain from the sale of MLP securities may be taxed as ordinary income.

Medium-Term Notes. Medium-term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

Money Market Securities. Money market securities include:

(i) short-term U.S. government securities;

(ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury;

(iii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P or Moody’s, or determined by the Subadviser to be of comparable quality at the time of purchase;

(iv) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and

(v) repurchase agreements involving such securities.

Each of these money market securities are described in this SAI. For a description of ratings, see Appendix A to this SAI.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial and reverse mortgage loans or other asset-backed securities (the “Underlying Assets”).

Such securities may be issued by U.S. government agencies and government-sponsored entities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities.

The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and FHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Obligations of GNMA are backed by the full faith and credit of the U.S. government. Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, but are considered to be of high quality since such entities are considered to be instrumentalities of the United States.

In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities.

In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

Principal prepayment on the Underlying Assets may cause the MBS to be retired substantially earlier than their stated maturities or final distribution dates.

Interest is paid or accrues on all or most classes of the MBS on a periodic basis, typically monthly or quarterly.

The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of MBS in many different ways.

In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBS until all other classes having an earlier stated maturity have been paid in full.

An important feature of MBS is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time.

The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict.

A reverse mortgage is a special type of home loan that lets a homeowner convert a portion of the equity in his or her home into cash.

The equity built up over years of home mortgage payments can be paid to the borrower. But unlike a traditional home equity loan or second mortgage, no repayment is required until the borrower no longer uses the home as his or her principal residence.

A reverse mortgage derives its name from the pattern of payments that is typically the reverse of a traditional mortgage loan used to buy a home.

The three basic types of reverse mortgages are single purpose reverse mortgages, Federal Housing Administration (“FHA”) insured reverse mortgages and proprietary reverse mortgages.

Single purpose reverse mortgages are offered only by some state and local government agencies and nonprofit organizations.

FHA insured reverse mortgages, also known as Home Equity Conversion Mortgages, are the oldest and most popular reverse mortgage product and are insured by the federal government through FHA, a part of the U.S. Department of Housing and Urban Development.

Proprietary reverse mortgages are private loans that are typically backed by the companies that originate them.

The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality.

Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

CMOs are collateralized mortgage obligations, which are collateralized by mortgage pass-through securities.

Cash flows from the mortgage pass-through securities are allocated to various tranches (a “tranche” is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment.

The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

Real Estate Mortgage Investment Conditions (“REMICs”) are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.

REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody’s. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests.

Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. government.

Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier.

Planned Amortization Class CMOs (“PAC Bonds”) generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest only” security (“IO”) receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Delegated Underwriting and Servicing (“DUS”) bonds are pools of multifamily housing loans issued by Fannie Mae. DUS bonds have significant call protection in the form of prepayment penalties.

The most common structures at the time of issuance are seven-year balloons with 6.5 years of prepayment protection and 10-year balloons with 9.5 years of prepayment protection.

Borrowers must pay a prepayment penalty to prepay the loan during the specified prepayment protection period. In the event of default there is no penalty passed on to the investor.

Municipal Forwards. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but, normally less than one year after the commitment date.

Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. See “When-Issued Securities and Forward Commitment Securities” for more information.

Municipal Lease Obligations. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities where the lease obligation is secured by the leased property and subject to renewal or termination by the issuer. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

Municipal Securities. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge).

Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility’s user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

A Fund’s investments in any of the notes described above will be limited to those obligations:

(i) where both principal and interest are backed by the full faith and credit of the United States,

(ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody’s,

(iii) which are rated SP-2 at the time of investment by S&P, or

(iv) which, if not rated by S&P or Moody’s, are in the Subadviser’s judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

From time to time, a municipality may refund a bond that it has already issued prior to the original bond’s call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification and industry concentration, pre-refunded bonds will be treated as governmental issues.

Municipal bonds generally must be rated investment grade by at least one national securities rating agency or, if not rated, must be deemed by the Subadviser to essentially have characteristics similar to those of bonds having the above rating. Bonds downgraded to below investment grade may continue to be held at the discretion of a Fund’s Subadviser.

A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from U.S. federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking.

The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions.

Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low-income housing.

The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion, be equivalent to the long-term bond or commercial paper ratings stated above.

The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Subadviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Subadviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third-party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.”

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised.

A Fund will limit its put transactions to those with institutions that the Subadviser believe present minimum credit risks, and the Subadviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available.

In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on parity with all other unsecured creditors) of the writer.

Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity.

A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities.

Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put.

There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, a Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments that are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks.

The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements).

A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities.

Participation interests may have fixed, variable or floating rates of interest and may include a demand feature.

A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund’s investment limitations restricting its purchases of illiquid securities.

A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

State and local government revenues are highly correlated with current economic conditions. During periods of very weak economic activity, certain municipalities may experience some fiscal difficulty which could lead to rating downgrades and/or delays in paying principal and interest on their outstanding debt.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from U.S. federal income tax are rendered by bond counsel to the respective issuers at the time of issuance.

Neither a Fund nor its Subadviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

Special Considerations Relating to Municipal Obligations of Designated States

As described in the applicable Prospectus, except for investments in temporary investments, the Tax-Exempt and Municipal Bond Funds invest substantially all of their net assets (at least 80%) in municipal bonds (“Municipal Obligations”) that are exempt from U.S. federal and applicable state tax.

Each Municipal Bond Fund may also invest up to 20% of its net assets in Municipal Obligations which are subject to the federal Alternative Minimum Tax (“AMT”). Each Tax-Exempt and Municipal Bond Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its relevant state.

Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the relevant states in which each of the Tax-Exempt and Municipal Bond Funds invests. This information was obtained from official statements of the respective states as well as from other publicly available official documents and sources.

The Tax-Exempt and Municipal Bond Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary.

•	Factors Pertaining to Georgia

The State of Georgia ended April 2016 with General Fund revenue collections for the fiscal year to date ahead of 2015 levels by 9.9%. During fiscal year 2015, the State saw the unassigned General Fund balance increase to $1.4 billion. Continued conservative budgeting of funds left a total General Fund balance of $3.5 billion, giving the State ample resources to draw on.

Georgia continues to maintain moderate debt ratios. Moody’s calculates Georgia’s net tax supported debt per capita at $1,029, ranking Georgia 25th among states. Comparing net tax supported debt to personal income, Moody’s calculates Georgia’s ratio at 2.7% compared to the state average of 3.0%. The State’s unemployment rate for May 2015 was 5.3%, 0.6% above the national average of 4.7% as of the same period.

Georgia’s general obligation debt continues to carry “Aaa/AAA/AAA” ratings from Moody’s, S&P, and Fitch. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

•	Factors Pertaining to North Carolina

The State of North Carolina ended fiscal year 2015 with General Fund revenue collections 6.4% higher than General Fund collections during 2013. Because of conservative budgeting practices, the State improved its unassigned fund balance by $493 million ending the year with a balance of $688 million. The overall fund balance was $2.5 billion at year end showing solid financial resources. As of June 2016, revised fiscal year 2016 General Fund revenue projections expect revenues to grow 1.2% vs. 2015 levels with a budgetary surplus expected at the end of the fiscal year.

North Carolina continues to maintain conservative debt ratios though recent State capital needs have pushed the debt burden into higher territory. Moody’s calculates North Carolina’s net tax supported debt per capita at $721, ranking North Carolina 17th among states. Comparing net tax supported debt to personal income, Moody’s calculates North Carolina’s ratio at 1.8% compared to the state average of 3.0%. The State’s unemployment rate for May 2015 was 5.1%, 0.4% above the national average of 4.7% as of the same period.

North Carolina’s general obligation debt carries “Aaa/AAA/AAA” ratings from Moody’s, S&P, and Fitch. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

•	Factors Pertaining to Virginia

The Commonwealth of Virginia’s economy and employment have grown at a pace exceeding the nation in most years. The State’s unemployment rate of 3.8% for May 2016 is below the national rate of 4.7%. Virginia continues to benefit from a diverse economy, with higher than average governmental employment and defense related spending, owing to its proximity to Washington DC. Per capita personal income remains among the highest in the southeast at 108% of national averages.

For fiscal year 2015, Virginia’s General Fund revenues were 8.4% higher than those in 2014, a reversal of the prior year. Consequently, the Commonwealth’s General Fund balance increased by $216 million during the year, finishing with a total balance of $845 million.

Virginia has, historically, maintained low debt ratios; however, the minimal issuance of general obligation debt has been offset by significant growth in appropriation backed debt issued by various Commonwealth authorities. Moody’s calculates Virginia’s net tax supported debt per capita at $1,418, ranking Virginia 30th among the 50 states. Comparing net tax supported debt to personal income, Moody’s calculates Virginia’s ratio at 2.9% compared to the state average of 3.0%.

Virginia’s general obligation debt carries “Aaa/AAA/AAA” ratings from Moody’s, S&P, and Fitch. These ratings reflect the Commonwealth’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the Commonwealth will maintain its current credit ratings.

Options. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.

A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.

The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.

Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.

OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

A Fund must cover all options it purchases or writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund’s custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open.

A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

A Fund may trade put and call options on securities, securities indices or currencies, as its Subadviser determines is appropriate in seeking the Fund’s investment objective.

For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future.

A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value.

When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.

When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.

When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund’s use of options, including the following:

(i) the success of a hedging strategy may depend on the Subadviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;

(ii) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them;

(iii) there may not be a liquid secondary market for options; and

(iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Pay-In-Kind Securities. Pay-In-Kind securities are debt obligations or preferred stocks that pay interest or dividends in the form of additional debt obligations or preferred stock.

Preferred Stock. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.

Real Estate Investment Trusts. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code.

The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level U.S. federal income tax and making the REIT a pass-through vehicle for U.S. federal income tax purposes.

A REIT primarily invests in real estate and real estate mortgages. If a corporation, trust or association meets the REIT requirements, it will be taxed only on its undistributed income and capital gains.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types.

Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline.

During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.

By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation.

In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a lender or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements. A Fund may enter into repurchase agreements with financial institutions.

Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Subadviser.

The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s net assets.

The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Subadviser, liquidity or other considerations so warrant.

Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Restricted Securities. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”) and, therefore, are not publicly traded securities.

These securities will be considered illiquid and subject to a Fund’s limitation on the purchase of illiquid securities (no more than 15% of net assets) unless the Adviser or Subadviser determines on an ongoing basis that the securities are liquid in accordance with guidelines adopted by the Board.

Restricted securities include securities that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). An investment in such securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities.

More generally, non-publicly traded securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities.

Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

A Fund’s investments in illiquid securities are subject to the risk that should a Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected. (See “Illiquid Securities” above; see also Rule 144A Securities.)

Reverse Repurchase Agreements. A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller’s cost plus interest).

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Also, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.

Revolving Credit Facilities (“Revolvers”). Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the Revolver and usually provides for floating or variable rates of interest.

These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its obligations to fund Revolvers.

A Fund may invest in Revolvers with credit quality comparable to that of issuers of its other investments.

Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Each Fund currently intends to treat Revolvers for which there is no readily available market as illiquid for purposes of that Fund’s limitation on illiquid investments.

Securities Lending. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board.

These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral).

No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC.

Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily.

Any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Fund.

A Fund may pay a portion of the interest earned from the investment of collateral or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:

(i) the Fund must receive from the borrower at least 100% cash collateral or equivalent securities of the type discussed in the preceding;

(ii) the borrower must increase such collateral whenever the market value of the securities increases above the level of such collateral;

(iii) the Fund must be able to terminate the loan on demand;

(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest, or other distributions on the loaned securities and any increase in market value;

(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the Fund’s custodian); and

(vi) voting rights on the loaned securities may pass to the borrower; provided, however, that in the event where a matter is presented for a vote on an issuer’s proxy which would have a material effect on a Fund or its investment, the Fund must attempt to terminate the loan and regain the right to vote the securities.

Please refer to Appendix B-1: Proxy Voting Policy: Securities Lending Program for additional information with respect to the Funds’ policies for what constitutes a “material effect” with respect to the practice of recalling securities on loan for the sole purpose of voting proxies for such securities.

There is a risk that the Fund may not be able to recall the security in sufficient time to vote on material proxy matters; however, the Fund will make a best faith effort where it has been determined that the outcome of such vote would have a “material effect” on a Fund or its investment.

In addition, as a general practice, the Funds will not recall loans solely to receive income payments. See “Taxes” section of this SAI for information on the security lending program’s impact on treatment of income which could increase a Fund’s tax obligation which is subsequently passed on to its shareholders.

Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board-approved procedures reasonably designed to ensure that the foregoing criteria will be met.

Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Senior Loans

Structure of Senior Loans. A senior floating rate loan (“Senior Loan”) is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior fixed rate loans, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

A Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

A Fund may invest up to 10% of its total assets in “Participations.” Loan Participations are interests in loans to corporations, which loans are administered by the lending bank or agent for a syndicate of lending banks. In a Loan Participation, the borrower corporation is the underlying issuer of the loan, but a Fund derives its rights in the loan participation from the intermediary bank. Because the intermediary bank does not guarantee a Loan Participation, it is subject to the credit risks associated with the underlying corporate borrower.

Participations by a Fund in a Loan Investor’s portion of a Senior Loan typically will result in a Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower.

In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and a Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation.

As a result, a Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation.

In the event of the insolvency of the Loan Investor selling a Participation, a Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries.

Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and capital raising activities generally, and fluctuations in the financial markets generally.

In the event of bankruptcy or insolvency of the corporate borrower, a Loan Participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller.

In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower.

Under the terms of a Loan Participation, a Fund may be regarded as a creditor of the seller of the loan participation (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the seller of the loan participation may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by a Fund may be regarded as illiquid.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to:

(i) working capital assets, such as accounts receivable and inventory;

(ii) tangible fixed assets, such as real property, buildings and equipment;

(iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or

(iv) security interests in shares of stock of subsidiaries or affiliates.

In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries.

Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a borrower’s obligations under a Senior Loan.

Certain Fees Paid to a Fund. In the process of buying, selling and holding Senior Loans, a Fund may receive and/or pay certain fees.

These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, prepayment penalty, and assignment fees.

When a Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee.

On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan.

In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower.

Other fees received by a Fund may include amendment fees. A Fund may have to pay an assignment to the Agent when it purchases or sells a Senior Loan via assignment.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”).

Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with all or a portion of any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and typically includes the proceeds from asset dispositions or sales of securities.

A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, have the right to call the outstanding Senior Loan.

The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as loosening a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on or direct the seller of the Participation to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions, which are Loan Investors.

A Fund will generally rely upon the Agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement a Fund has direct recourse against the borrower, a Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower.

The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance.

The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the Loan Investors.

The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, a Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of a Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings.

A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent’s general creditors, a Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above.

The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others.

As such, prepayments cannot be predicted with accuracy.

Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, a Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

Prepayments generally will not materially affect a Fund’s performance because a Fund should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on a Fund’s yield.

Other Information Regarding Senior Loans. From time to time a Subadviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which a Fund owns interests. Such banks may also act as Agents for Senior Loans held by a Fund.

A Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring.

Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, a Fund will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for a Fund.

A Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated.

A Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A Fund will be subject to the risk that collateral securing a loan will decline in value or have no value.

Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral.

In addition, a Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund’s security interest in the loan collateral or subordinate a Fund’s rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower.

If a court requires interest to be refunded, it could negatively affect a Fund’s performance.

Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to a Fund or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation.

For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital.

There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in loan collateral.

If a Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, a Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or a Fund could also have to refund interest.

A Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to a Fund’s purchase of a Senior Loan.

A Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with a Fund’s investment policies.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Economic and other market events may reduce the demand for certain senior loans held by the Fund, which may adversely impact the net asset value of the Fund.

Short Sales. A Fund may engage in short sales that are either “uncovered” or “against the box.”

A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund.

Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.

To borrow the security, a Fund is required to pay a premium or daily interest, which will increase the total cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, a Fund will:

(a) earmark or maintain in a segregated account cash or liquid securities at such a level that

(i) the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and

(ii) the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the current market value of the security sold short, or

(b) otherwise cover a Fund’s short positions.

Uncovered short sales incur a higher level of risk because to cover the short sale, the security may have to be purchased in the open market at a much higher price.

Short-Term Obligations. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

Small- and Mid-Capitalization Companies. Small- and mid-capitalization companies may be either established or newer companies.

Small-capitalization companies may offer greater opportunities for gain, but also involve a greater risk of loss because they may be more vulnerable to adverse business or economic events, particularly those companies that have been in operation for less than three years.

Small-capitalization company securities may trade in lower volumes or there may be less information about the company which may cause the investments to be more volatile or to have less liquidity than larger company investments. They may have unseasoned management or may rely on the efforts of particular members of their management team to a great degree causing turnover in management to pose a greater risk.

Smaller sized companies may have more limited access to resources, product lines, and financial resources than larger companies.

Small- and mid-sized companies typically reinvest a large proportion of their earnings in their business and may not pay dividends or make interest payments for some time, particularly if they are newer companies.

Standby Commitments and Puts. A Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date.

Such a right is generally denoted as a “standby commitment” or a “put.”

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities.

The Funds reserve the right to engage in put transactions.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Subadviser believes present minimal credit risks, and the Subadviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace.

It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available.

In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other general unsecured creditors) of the writer.

Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities. For example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases (such as to maintain portfolio liquidity). A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable.

Therefore, the put would have value only to a Fund.

Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security.

The maturity of the underlying security will generally be different from that of the put.

There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in a Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

Stapled Securities. A stapled security consists of two or more securities that are combined to form one security such that the individual securities cannot be traded separately. For example, an interest in a portfolio of real estate properties (a REIT) may be combined with an interest in the operating company that manages the portfolio of those properties. Investors in stapled securities are subject to the risks inherent with each security that makes up the stapled security.

Structured Investments. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act.

A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective.

For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities.

A Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Subadviser in accordance with credit-risk guidelines established by the Board.

Structured Notes. Structured Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500® Index.

In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Subadviser wishes to accept while avoiding or reducing certain other risks.

Supranational Agency Obligations. Supranational Agency Obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the “World Bank”), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

Swap Agreements. A Fund may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year.

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include:

(i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,”

(ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and

(iii) interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties.

One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

A Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Fund or to effect investment transactions consistent with the Fund’s investment objective and strategies.

The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans.

The Loan Credit Default Swap Index (“LCDX”) is a specialized index of loan-only credit default swaps covering 100 individual companies that have unsecured debt trading in the broad secondary markets.

Investments in SAMI and LCDX increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments noted above.

The liquidity of the market for SAMI and LCDX is subject to liquidity in the secured loan and credit derivatives markets. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.

A Fund will not enter into any swap agreement unless the Subadviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.

A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.

Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make.

If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of any payments that such Fund is contractually entitled to receive.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Fund’s custodian.

In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Funds and their respective Subadvisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

For purposes of each of the Fund’s requirements under Rule 12d3-1 (where, for example, a Fund is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) and Section 5b-1 where, for example, a diversified Fund is prohibited from owning more than 5% of its total assets in any one issuer with respect to 75% of a Fund’s total assets, both counterparty exposure and reference entity exposure will be reviewed where appropriate.

The mark-to-market value will be used to measure the Fund’s counterparty exposure. With respect to reference entity exposure, the notional value of the swap will be used when protection is sold on the underlying reference entity.

The mark-to-market value will be used when protection is bought on the underlying reference entity.

Should the Fund acquire an interest in a swap that is traded on a centralized exchange, the Fund will not consider the counterparty to be an issuer for these purposes if it is determined that counterparty risk has been eliminated through use of the centralized exchange. Further, the Fund will use the same approach described above for Section 5b-1 to satisfy the Fund’s Subchapter M quarter-end requirements under the Internal Revenue Code. Exposure may be adjusted by appropriate offsets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market.

The Subadviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Tax Credit Bonds (“Build America Bonds”). Build America Bonds are taxable bonds issued by federal and state local governments that allow a new direct federal payment subsidy.

At the election of the state and local governments, the Treasury Department will make a direct payment to the state or local governmental issuer in an amount equal to 35% of the interest payment on the Build America Bonds. As a result, state and local governments will have lower net borrowing costs.

This will also make Build America Bonds attractive to a broader group of investors that typically invest in traditional state and local tax-exempt bonds, where interest rates have historically been 20% lower than taxable interest rates.

Taxable Municipal Securities. Taxable municipal securities are municipal securities the interest on which is not exempt from federal income tax.

Taxable municipal securities include “private activity bonds” that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions.

Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing.

The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility’s user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.

The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.

Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.

An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.

There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Trust Preferred Securities. Trust preferred securities are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

U.S. Government Securities. Examples of types of U.S. government obligations in which a Fund may invest include:

U.S. Treasury obligations and the obligations of U.S. government agencies or U.S. government sponsored entities such as:

Central Bank for Cooperatives,

Export-Import Bank of the United States,

Fannie Mae,

Farmers Home Administration,

Federal Farm Credit Banks,

Federal Home Loan Banks,

the Federal Housing Administration,

Federal Intermediate Credit Banks,

Federal Land Banks,

Freddie Mac,

General Services Administration,

GNMA,

Maritime Administration,

Small Business Administration,

Student Loan Marketing Association (“SLMA”),

and other similar agencies.

Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

SLMA can issue debt as a U.S. government agency or as corporation. If the debt is issued as a corporation, it is not considered a U.S. government obligation.

U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its Treasury obligations to decline. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

•	FDIC-Backed Bonds. FDIC-Backed Bonds are senior unsecured debt obligations issued by banks, thrifts and some holding companies that participate in the FDIC’s Temporary Liquidity Guaranty Program (“TLGP”).

Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies, in exchange for a fee to the FDIC.

This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPs”) and Treasury Receipts (“TRs”).

•	Receipts. Receipts are interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.

The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•	Treasury Inflation Protected Notes (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors.

TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment.

Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

•	Zero Coupon Obligations. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

•	U.S. Government Zero Coupon Securities. STRIPS (Separate Trading of Registered Interest and Principal of Securities) and Receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their un-matured interest coupons.

Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.

Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See “Mortgage-Backed Securities.”

•	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.

Variable and Floating Rate Instruments. Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices.

The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.

There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Variable Rate Master Demand Notes. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower.

Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index.

Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded.

The quality of the note or the underlying credit must, in the opinion of the Subadviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Subadviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Variable rate master demand notes may or may not be backed by bank letters of credit.

Warrant. A Warrant is a financial instrument that gives the holder the right, but not the obligation, to purchase a specified amount of an asset at a specified price during a specified period of time.

A warrant may give its holder the right to buy shares of stock, bonds, currencies, or commodities.

Index Warrants, a type of warrant, allow investors to take a direct position in a commodity, index, currency or economic variable. An example of an Index Warrant is a GDP Warrant, which is a bond that allows investors to invest directly in a country’s economic growth.

A GDP Warrant creates long term securities that would be indexed on the economic growth of a country, or rather an economic zone (for example Euroland). Those securities would have two main purposes: (i) to give those countries or other issuers another source of financing, and a new financial management tool; and (ii) to give investors a hybrid asset which has some feature(s) of an equity security (variable return and/or capital, based on economic performances) while basically being a bond (it is a debt).

In the case of a GDP Warrant, the index would be the Gross Domestic Product (GDP). Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.

The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.

Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

When-Issued Securities, Delayed Delivery and Forward Commitment Securities. When-Issued, Delayed Delivery and Forward Commitment Securities are securities with settlement dates in excess of normal settlement periods, currently 3 business days.

Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing a security on a forward commitment, when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.

Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.

If the Fund is fully or almost fully invested when forward commitment, when-issued or delayed-delivery purchases are outstanding, such purchases may result in a form of leverage.

A Fund intends to engage in forward commitment, when-issued and delayed-delivery purchases, to increase its portfolio’s financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund’s exposure to changes in interest rates and will increase the volatility of its returns. A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery.

Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities for any securities with settlement dates in excess of normal settlement periods.

INVESTMENT LIMITATIONS

Except with respect to a Fund’s fundamental policy relating to borrowing and non-fundamental policy relating to liquidity, if a percentage limitation stated in the fundamental and non-fundamental policies below is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value will not result in a violation of such restriction.

Fundamental Policies

Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

In addition to the 80% investment policy of each of the Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund, and Seix Virginia Intermediate Municipal Bond Fund, the following investment limitations are fundamental policies of all of the Funds.

No Fund may:

1. With respect to 75% of each Fund’s total assets (50% in the case of the Seix North Carolina Tax-Exempt Bond Fund), invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries, except that the Capital Innovations Global Resources and Infrastructure Fund will concentrate (that is, invest more than 25% of its total assets) in each of the natural resources and Infrastructure groups of its industries.

No Allocation Strategy may invest more than 25% of its assets in underlying RidgeWorth Funds that, as a matter of policy, concentrate their assets in any one industry. However, an Allocation Strategy may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying RidgeWorth Funds. Each Allocation Strategy may invest up to 100% of its assets in securities issued by investment companies.

6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

Non-Fundamental Policies

The following investment policies are non-fundamental policies of the Funds and may be changed by the Board without shareholder approval:

1. With respect to each Fund that is subject to Rule 35d-1 under the 1940 Act, except the Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund, and Seix Virginia Intermediate Municipal Bond Fund, any change to a Fund’s investment policy of investing at least 80% of such Fund’s net assets in a particular type or category of securities is subject to 60 days prior notice to shareholders.

2. No Fund may purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

3. No Allocation Strategy currently intends to purchase securities on margin, except that an Allocation Strategy may obtain such short-term credits as are necessary for the clearance of transactions.

4. No Allocation Strategy currently intends to sell securities short.

5. No Allocation Strategy currently intends to purchase or sell futures contracts or put or call options.

THE ADVISER

General. RidgeWorth Investments serves as investment adviser to the Funds.

RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC, a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser is responsible for making investment decisions for the Allocation Strategies and continuously reviews, supervises and administers each Allocation Strategy’s investment program.

With respect to the other Funds in this SAI, the Adviser oversees the Subadvisers to ensure compliance with the respective Fund’s investment policies and guidelines and monitors each Subadviser’s adherence to its investment style.

The Board supervises the Adviser with respect to its processes and policies and procedures that are applicable to the Adviser’s management of the Funds.

The principal business address of the Adviser is 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305.

The Adviser is indirectly owned in part by certain investment funds (the “LY Funds”) that are advised by an affiliate of Lightyear Capital LLC.

Advisory Agreement with the Trust. The Adviser serves as the investment adviser to each Fund pursuant to an agreement (the “Advisory Agreement”) with the Trust.

After its initial term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage commissions, and litigation and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the administrator will bear the amount of such excess.

The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund’s inability to qualify as a RIC under provisions of the Internal Revenue Code.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee at the specified annual rate of each Fund’s average daily net assets as listed in the table that follows. Each Fund allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

The advisory fees for the Funds are as shown in the following table.

Fund	Fee
Aggressive Growth Allocation Strategy	0.10%
Capital Innovations Global Resources and Infrastructure Fund	1.00%
Ceredex Large Cap Value Equity Fund	0.70%
Ceredex Mid-Cap Value Equity Fund	0.75%
Ceredex Small Cap Value Equity Fund	0.85%
Conservative Allocation Strategy	0.10%
Growth Allocation Strategy	0.10%
Innovative Growth Stock Fund	0.85%
International Equity Fund	0.85%
Moderate Allocation Strategy	0.10%
Seix Core Bond Fund	0.25%
Seix Corporate Bond Fund	0.40%
Seix Floating Rate High Income Fund	0.45%
Seix Georgia Tax-Exempt Bond Fund	0.50%
Seix High Grade Municipal Bond Fund	0.50%
Seix High Income Fund	0.55%

Fund	Fee
Seix High Yield Fund	0.45%
Seix Investment Grade Tax-Exempt Bond Fund	0.50%
Seix Limited Duration Fund	0.10%
Seix North Carolina Tax-Exempt Bond Fund	0.50%
Seix Short-Term Bond Fund	0.40%
Seix Short-Term Municipal Bond Fund	0.35%
Seix Total Return Bond Fund	0.25%
Seix U.S. Government Securities Ultra-Short Bond Fund	0.20%
Seix U.S. Mortgage Fund	0.50%
Seix Ultra-Short Bond Fund	0.22%
Seix Virginia Intermediate Municipal Bond Fund	0.50%
Silvant Large Cap Growth Stock Fund	0.70%
Silvant Small Cap Growth Stock Fund	0.85%

The above fees are also subject to the following breakpoint discounts:

Equity and Fixed Income Funds:

First $500 million = none — no discount from full fee

Next $500 million = 5% discount from full fee

Next $4 billion = 10% discount from full fee

Over $5 billion = 15% discount from full fee

As discussed in the Prospectuses, the Adviser has contractually agreed to waive a portion of its fees or reimburse expenses, with respect to certain Funds, in order to limit Fund expenses.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Funds paid the following advisory fees:

	Fees Paid ($)						Fees Waived ($)
Fund	2016		2015		2014		2016		2015		2014
Aggressive Growth Allocation Strategy	8,749		16,080		21,681		83,420		39,728		12,315
Capital Innovations Global Resources and Infrastructure Fund	12,828	*	131,221	**	163,383	**	157,164	***	246,563	**	163,383	**
Ceredex Large Cap Value Equity Fund	14,465,035		15,325,869		12,906,498		2,457,755		—		—
Ceredex Mid-Cap Value Equity Fund	26,903,880		28,240,095		22,901,598		239,140		—		—
Ceredex Small Cap Value Equity Fund	8,848,043		12,407,608		13,731,864		—		—		—
Conservative Allocation Strategy	65,950		63,645		59,736		57,158		20,530		15,124
Growth Allocation Strategy	58,074		65,048		65,235		92,983		—		—
Innovative Growth Stock Fund	281,146		401,832		300,822		17,391		—		1,088
International Equity Fund	228,606		234,835		597,604		94,494		3,428		17,209
Moderate Allocation Strategy	95,865		132,261		162,493		48,623		—		—
Seix Core Bond Fund	629,875		521,323		726,308		—		—		—
Seix Corporate Bond Fund	88,233		144,084		241,714		30,054		8,960		—
Seix Floating Rate High Income Fund	23,465,997		30,524,990		31,631,285		—		—		—
Seix Georgia Tax-Exempt Bond Fund	635,725		640,018		675,650		32,454		309,297		—
Seix High Grade Municipal Bond Fund	573,994		428,128		294,671		43,026		93		9,150
Seix High Income Fund	4,029,645		4,913,079		4,783,322		—		2,545,806		—
Seix High Yield Fund	2,862,692		3,935,731		7,071,344		—		—		—
Seix Investment Grade Tax-Exempt Bond Fund	3,238,901		3,313,851		3,869,508		230,521		—		—
Seix Limited Duration Fund	6,647		6,650		7,186		7,767		—		—
Seix North Carolina Tax-Exempt Bond Fund	167,104		183,654		229,364		27,322		—		—
Seix Short-Term Bond Fund	215,055		193,656		246,437		43,104		2,672		—
Seix Short-Term Municipal Bond Fund	149,091		142,012		81,848		46,670		—		21,563
Seix Total Return Bond Fund	2,747,820		2,591,697		2,946,100		2,074		—		—
Seix U.S. Government Securities Ultra-Short Bond Fund	3,029,253		3,341,968		4,058,773		—		—		—
Seix U.S. Mortgage Fund	114,410		54,958		68,760		44,867		49,470		51,363
Seix Ultra-Short Bond Fund	248,510		315,772		281,939		—		—		—
Seix Virginia Intermediate Municipal Bond Fund	507,743		621,366		715,780		28,628		—		—
Silvant Large Cap Growth Stock Fund	1,911,815		1,947,536		1,940,233		331,753		60,628		—
Silvant Small Cap Growth Stock Fund	796,245		1,349,075		1,611,639		63,957		—		—

*	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund paid advisory fees of $9,217. For the period February 20, 2016 to March 31, 2016, the Fund paid advisory fees of $3,611.
**	For the Predecessor Fund’s fiscal years ended November 30, 2015 and November 30, 2014.
***	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund’s adviser waived advisory fees of $79,017. For the period February 20, 2016 to March 31, 2016, the Adviser waived advisory fees of $78,147.

Fund Services Agreement. The Adviser provides certain services required by the Funds, including:

(i) review and approval of shareholder reports filed with the SEC,

(ii) oversight and management of the Trust’s primary service providers,

(iii) due diligence reviews of the Trust’s primary service providers,

(iv) coordination and negotiation of all contracts and related pricing relating to the Trust’s primary service providers,

(v) coordination, performance of due diligence, and providing of information to the Independent Trustees relating to their review and selection of prospective primary service providers to the Trust, including contract negotiations, and

(vi) the coordination of quarterly and special board meetings.

As compensation for providing such services, each Fund pays an annual fee to the Adviser, representing a previously agreed upon portion of the salaries, bonuses and benefits related to the primary employees responsible for delivering such services (the “Services Fee”).

For the fiscal year ended March 31, 2016, the Trust paid a Services Fee of $ $888,742 to the Adviser.

Compliance Service Fees. The Adviser provides services to the Trust to ensure compliance with applicable laws and regulations.

The Adviser has designated a dedicated compliance staff and, prior to October 2010 and effective April 2011, an employee to serve as Chief Compliance Officer (“CCO”) to the Funds.

For the fiscal year ended March 31, 2016, the Adviser received an annual fee totaling approximately $1,483,680 for these services.

Foreside Fund Officer Services, LLC (F/K/A Foreside Compliance Services, LLC) (“FCS”) provides an Anti-Money Laundering Officer and Identity Theft Prevention Officer to the Trust under an AML Services Agreement.

For the fiscal year ended March 31, 2016, FCS received $594,937 for these services.

Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides Principal Financial Officer (“PFO”)/Treasurer support services to the Trust under a PFO/Treasurer Support Services Agreement.

For the fiscal year ended March 31, 2016, FMS received $44,000 for these services.

Neither FMS nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FMS are also officers of the Trust.

Manager of Managers Arrangement. Pursuant to an exemptive order from the SEC and subject to certain conditions, including Board approval, the Adviser may hire an unaffiliated subadviser for certain funds or materially amend an agreement with a Fund’s unaffiliated subadviser without obtaining shareholder approval.

Within 90 days of retaining a new subadviser, shareholders of the applicable Fund will receive notification of the change. This manager of managers arrangement enables the Funds to operate with greater efficiency and without incurring the expense and delay associated with obtaining shareholder approval of subadvisory agreements. The arrangement does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligations under the Advisory Agreement without shareholder approval. The Adviser has ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.

THE SUBADVISERS

Each Subadviser is a professional investment management firm registered with the SEC under the Advisers Act. Each Subadviser, excluding Zevenbergen Capital Investments LLC (“ZCI”), WCM Investment Management (“WCM”) and Capital Innovations, LLC (“CI”), is a wholly owned subsidiary of the Adviser. ZCI is a minority owned subsidiary of the Adviser.

CI serves as the subadviser to the Capital Innovations Global Resources and Infrastructure Fund pursuant to an Investment Subadvisory Agreement between the Adviser and CI. For its investment subadvisory services, CI is entitled to receive an annual fee paid by the Adviser based on the Fund’s average daily net assets. CI will receive a portion of the investment advisory fee paid to the Adviser as follows: equal to 60% of the first $500 million of the Fund’s average daily net assets; 62% of the next $500 million of the Fund’s average daily net assets; 63% of the next $4 billion of the Fund’s average daily net assets; and 65% in excess of $5 billion of the Fund’s average daily net assets.

For the fiscal years ended March 31, 2016, March 31, 2015 and March 31, 2014, CI received the following subadvisory fees:

Fees Paid ($)			Fees Waived ($)
2016	2015	2014	2016	2015	2014
5,104*	41,991**	52,283**	2,167***	0**	0**

*	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), CI received $2,937 in subadvisory fees from the Predecessor Fund’s investment adviser. For the period February 20, 2016 to March 31, 2016, CI received $2,167 in subadvisory fees from the Adviser.
**	For the Predecessor Fund’s fiscal year ended November 30, 2015 and November 30, 2014.
***	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), CI did not waive any of its subadvisory fees for the Predecessor Fund. For the period February 20, 2016 to March 31, 2016, CI waived $2,167 of its subadvisory fees.

Ceredex Value Advisors LLC (“Ceredex”) serves as the subadviser to the:

Ceredex Large Cap Value Equity Fund,

Ceredex Mid-Cap Value Equity Fund and

Ceredex Small Cap Value Equity Fund,

pursuant to an Investment Subadvisory Agreement between the Adviser and Ceredex. For its investment subadvisory services, Ceredex is entitled to receive an annual fee paid by the Adviser equal to 50% of the net advisory fee paid by each applicable Fund to the Adviser.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, Ceredex received the following subadvisory fees from the Adviser:

	Fees Paid ($)
Fund	2016	2015	2014
Ceredex Large Cap Value Equity Fund	7,232,517	7,662,934	6,453,249
Ceredex Mid-Cap Value Equity Fund	13,451,940	14,120,048	11,450,799
Ceredex Small Cap Value Equity Fund	4,424,021	6,203,804	6,865,932

Seix Investment Advisors LLC (“Seix”) serves as the subadviser to:

Seix Core Bond Fund,

Seix Corporate Bond Fund,

Seix Georgia Tax-Exempt Bond Fund,

Seix High Grade Municipal Bond Fund,

Seix High Income Fund,

Seix Investment Grade Tax-Exempt Bond Fund,

Seix Limited Duration Fund,

Seix U.S. Mortgage Fund,

Seix North Carolina Tax-Exempt Bond Fund,

Seix Floating Rate High Income Fund,

Seix High Yield Fund,

Seix Short-Term Bond Fund,

Seix Short-Term Municipal Bond Fund,

Seix Total Return Bond Fund,

Seix U.S. Government Securities Ultra-Short Bond Fund and

Seix Ultra-Short Bond Fund,

Seix Virginia Intermediate Municipal Bond Fund,

pursuant to an Investment Subadvisory Agreement between the Adviser and Seix.

For its investment subadvisory services, Seix is entitled to receive an annual fee paid by the Adviser equal to 50% of the net advisory fee paid by each applicable Fund to the Adviser.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, Seix received the following subadvisory fees from the Adviser and for the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, waived the following fees

	Fees Paid or Waived ($)
	2016	2016	2015	2015	2014	2014
Fund	(Paid)	(Waived)	(Paid)	(Waived)	(Paid)	(Waived)
Seix Core Bond Fund	314,938	—	269,551	—	435,785	—
Seix Corporate Bond Fund	44,116	8,803	74,661	4,951	145,028	—
Seix Floating Rate High Income Fund	11,732,998	—	15,873,900	—	18,978,771	—
Seix Georgia Tax-Exempt Bond Fund*	317,862	—	309,297	—	270,260	—
Seix High Grade Municipal Bond Fund*	286,997	—	208,811	37	117,869	3,660
Seix High Income Fund	2,014,823	—	2,545,806	—	2,869,993	—
Seix High Yield Fund	1,431,346	—	2,050,779	—	4,242,807	—
Seix Investment Grade Tax-Exempt Bond Fund*	1,619,451	—	1,601,103	—	1,547,803	—
Seix Limited Duration Fund	3,324	—	3,436	—	4,311	—
Seix North Carolina Tax-Exempt Bond Fund*	83,552	—	88,625	—	91,746	—
Seix Short-Term Bond Fund*	107,527	—	94,053	1,327	98,575	—
Seix Short-Term Municipal Bond Fund*	74,545	6,581	68,843	—	32,739	8,625
Seix Total Return Bond Fund	1,373,910	—	1,339,917	—	1,767,660	—
Seix U.S. Government Securities Ultra-Short Bond Fund*	1,514,626	—	1,609,937	—	1,623,509	—
Seix U.S. Mortgage Fund	57,205	8,922	28,326	25,578	41,256	30,818
Seix Ultra-Short Bond Fund*	124,255	—	153,281	—	112,776	—
Seix Virginia Intermediate Municipal Bond Fund*	253,872	—	299,926	—	286,312	—

*	Amounts paid to a prior Subadvisor. Seix serves as Subadvisor to each Fund effective May 30, 2014.

Silvant Capital Management LLC (“Silvant”) serves as the subadviser to the:

Silvant Large Cap Growth Stock Fund and

Silvant Small Cap Growth Stock Fund,

pursuant to an Investment Subadvisory Agreement between the Adviser and Silvant. For its investment subadvisory services, Silvant is entitled to receive an annual fee paid by the Adviser equal to 50% of the net advisory fee paid by each applicable Fund to the Adviser.

For the fiscal years ended March 31, 2016, March 31, 2015 and March 31, 2014, Silvant received the following subadvisory fees from the Adviser:

	Fees Paid ($)
Fund	2016	2016 (waived)	2015	2014
Silvant Large Cap Growth Stock Fund	955,907	12,330	973,768	970,116
Silvant Small Cap Growth Stock Fund	398,123	—	674,538	805,819

WCM serves as the subadviser to the International Equity Fund pursuant to an Investment Subadvisory Agreement between the Adviser and WCM. For its investment subadvisory services, WCM is entitled to receive an annual fee paid by the Adviser equal to 60% of the first $500 million; 62% of the next $500 million; 63% of the next $4 billion; and 65% in excess of $5 billion of the net advisory fee paid by the Fund to the Adviser.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, WCM, received the following subadvisory fees from the Adviser:

	Fees Paid ($)
Fund	2016	2016 (waived)	2015	2014
International Equity Fund*	128,123	1,626	117,418	298,802

*	Amounts paid to a prior Subadvisor. WCM serves as Subadvisor to the Fund effective September 1, 2015.

ZCI serves as the subadviser to the Innovative Growth Stock Fund pursuant to an Investment Subadvisory Agreement between the Adviser and ZCI. The Adviser owns less than a 25% interest in ZCI and the remainder is owned by ZCI’s employees. For its investment subadvisory services, ZCI is entitled to receive a fee paid by the Adviser at an annual rate of 0.44% based on the average daily net assets of the Innovative Growth Stock Fund, which is calculated daily and paid quarterly by the Adviser.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, ZCI received the following subadvisory fees from the Adviser:

	Fees Paid ($)
Fund	2016	2015	2014
Innovative Growth Stock Fund	145,535	208,007	155,720

As discussed in the Prospectuses, Each Subadviser has contractually agreed to waive a portion of its fees or reimburse expenses, with respect to certain Funds, in order to limit Fund expenses.

Investment Subadvisory Agreements. The Adviser and each Subadviser have entered into separate investment subadvisory agreements (each an “Investment Subadvisory Agreement”) under which the Subadviser makes the investment decisions for and continuously reviews, supervises, and administers the investment program of the respective Funds, subject to the supervision of, and policies established by, the Adviser and the Board.

After an initial two-year term, the continuance of each Investment Subadvisory Agreement must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Investment Subadvisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Each Investment Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by:

(i) the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of that Fund,

(ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Subadviser, or

(iii) the Subadviser on 90 days written notice to the Adviser.

Each Investment Subadvisory Agreement provides that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE PORTFOLIO MANAGERS

Set forth below is information regarding the individuals who are primarily responsible for the day-to-day management of the Funds (“portfolio managers”). All information is as of March 31, 2016, unless it is noted otherwise.

Management of Other Accounts. The table below shows the number of other accounts managed by each portfolio manager and the approximate total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

For each category, the table also shows the number of accounts and the approximate total assets in the accounts with respect to which the advisory fee is based on account performance.

	Total Assets in Accounts (in millions) ($) and Number of Accounts			Other Accounts with Performance-Based Fees
Portfolio Manager	Registered Investment Companies[1]	Other Pooled Investment Vehicles	Other Accounts	Number & Category	Total Assets (in millions) ($)
Seth Antiles	None	11.3/1	8,287/98	1 SMA	292
Brett Barner	1,317.9/1	None	1,530/17	None	None
Sandeep Bhatia	441.8/2	None	1,135.9/33	1 SMA	6
Chris Carter	None	None	53.3/3	None	None
Carlos Catoya	None	11.3/1	8,287/98	1 SMA	292
Brooke de Boutray	5.09/2	None	2,201.92/111	1 SMA	582.65
Susan Dambekaln	None	83/5	55/14	None	None
Joseph Dennison	5.09/2	None	2,201.92/111	1 SMA	582.65
James FitzPatrick	None	124.1/3	1,457.5/11	1 SMA/1Hedge Fund	153.1
Vincent Flanagan	None	3,381.4/11	126.6/2	9 CLOs	2,944
Alan Gayle	50.3/4	None	3.8/4	None	None
George Goudelias	383.7/1	3,381.4/11	126.6/2	9 CLOs/1 Hedge Fund	2,947.1
James Keegan	None	11.3/1	8,287/98	1 SMA	292
Michael Kirkpatrick	None	124.1/3	1,457.5/11	1 SMA/1Hedge Fund	153.1
Mills Riddick	2,447.3/1	0.6/1	1,740.1/21	None	None
Michael Rieger	None	11.3/1	8,287/98	1 SMA	292
Michael A. Sansoterra	441.8/2	None	1,135.9/33	1 SMA	6
Ron Schwartz	None	None	450.5/8	None	None
Dusty Self	None	None	71.3/5	None	None
Perry Troisi	None	11.3/1	8,287/98	1 SMA	292
Leslie Tubbs	5.09/2	None	2,201.92/111	1 SMA	582.65
Michael Underhill	None	83/5	55/14	None	None
Don Wordell	4,262/1	81.5/1	785.9/11	None	None
Jonathan Yozzo	None	11.3/1	8,287/98	1 SMA	292
Anthony Zackery	5.09/2	None	2,201.92/111	1 SMA	582.65
Nancy Zevenbergen	5.09/2	None	2,201.92/111	1 SMA	582.65

[1]	Does not include the RidgeWorth Funds
CLO	Collateralized Loan Obligation
SMA	Separately Managed Account

Potential Conflicts of Interest in Managing Multiple Accounts.

Generally. A portfolio manager’s management of both a Fund and the other accounts listed in the table above at the same time may give rise to potential conflicts of interest. If a Fund and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Fund.

Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Fund.

In addition, aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold.

Adviser and Ceredex, Silvant and Seix. The Adviser and each Subadviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner the Subadviser believes is fair and equitable.

CI. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. When conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, CI will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances in which similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with CI’s trade allocation policy.

WCM. WCM has several accounts with performance-based fees. Performance-based fees are based on a percentage of the capital appreciation of the assets in a fund or account. Because WCM manages accounts that are charged an asset-based fee and accounts that are charged a performance-based fee, it can be deemed that there may be an incentive for WCM to favor accounts for which they receive a performance-based fee and/or to make investments that are riskier or more speculative than would be the case in the absence of such a compensation framework. However, all accounts are managed to the same model and are subject to the same trade allocation policies and procedures, ensuring that no accounts are systematically favored/disfavored.

ZCI. ZCI currently provides investment advisory services to a client whereby ZCI is compensated (in part) by the investment performance of the client’s account (performance fee). ZCI also provides investment advisory services to certain accounts of, or related to, employees and/or their family members. ZCI has procedures in place to ensure that the accounts described above are not shown preferential treatment over other accounts in the allocation of investments. ZCI’s compliance staff conducts quarterly testing of these procedures to ensure their continued effectiveness.

To address and manage these potential conflicts of interest, ZCI has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by ZCI’s compliance team.

Portfolio Manager Compensation Structure.

Portfolio Managers of the Adviser and Ceredex, Silvant and Seix. Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus may be structured differently but generally incorporates an evaluation of the Fund’s investment performance as well as other subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a Fund’s pre-tax total return to the returns of the Fund’s peer group and/or benchmark over multi-year periods. Where portfolio managers are responsible for multiple Funds or other managed accounts, each product is weighted based on its size and relative strategic importance to the Adviser and/or Subadviser. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually.

In addition, certain portfolio managers may participate in the Adviser’s equity plan designed to provide compensation opportunities linking a participant’s compensation to the financial and operational performance of the Adviser. Retention bonuses and/or incentive guarantees for a fixed period may also be used when the Adviser and/or Subadviser deem it necessary to recruit or retain the employee.

All full-time employees of the Adviser and Subadvisers, including the Funds’ portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.

Portfolio Managers of CI. Susan Dambekaln and Michael Underhill are compensated by CI with a base salary and a profit sharing plan. The portfolio managers are not directly compensated for their work with respect to the Fund; however, each portfolio manager is a principal and equity owner of the Subadviser and therefore benefits indirectly from the revenue generated from the Investment Subadvisory Agreement.

Portfolio Managers of WCM. WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key professionals, whether investment (research), sales, or operations. To be clear, compensation arrangements are not determined on the basis of the number of accounts managed or the performance of specific funds. With that latter aspect in mind, they note that they do have some accounts with performance-based fees—fees based on a percentage of the capital appreciation of the assets in the portfolio. And since WCM manages some accounts that are charged an asset-based fee, and other accounts that are charged a performance-based fee, a conflict of interest could exist in that there may be an incentive for WCM to favor accounts for which they receive a performance-based fee and/or to make investments that are riskier or more speculative than would be the case in the absence of such a fee framework. However, they believe they effectively address this potential conflict of interest inasmuch as all accounts (using the same strategy as the Fund) are managed to the same model and are subject to the same trade allocation policies and procedures, ensuring that no account or group of accounts are systematically advantaged/disadvantaged. Additional information is available in WCM’s Form ADV Part 2A.

Specifically, then, for investment (research) professionals, compensation breakdown includes:

•	Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the investment (research) team.

•

Bonuses: Additional compensation comes in the form of periodic (nominally semi-annual) bonuses. WCM employs a qualitative, discretionary bonus system to incentivize and reward our team members based primarily on their performance in contributing to team results. This springs from our belief (supported by various academic studies) that small, cohesive, collaborative teams can and do provide better results than “star systems” or “armies of analysts”. And even though we subscribe to that old aphorism, “the whole can be greater than the sum of the parts,” individual performance is not ignored—it simply plays a subordinate role to team success. These evaluations are made on a regular basis by the investment (research) team leaders, utilizing a review system that begins with a “return-on-time” assessment for each investment (research) team member and is then supplemented, reviewed, and approved by the firm’s “leadership team” (i.e., board of directors).

•	Profit-Sharing: WCM does not utilize a “cash” profit-sharing plan, but we do include a profit-sharing component in the Employee Benefit Plan (see below).

•	Employee Benefit Plan: All employees are eligible to participate in the WCM Employee Savings Plan

•	(“401(k)”) after six full months of employment. Besides the normal employee pre-tax deferral, the 401(k) has two possible employer components: 1) discretionary employer match, and 2) discretionary employer profit-sharing contribution. Currently, the only employer component being utilized is the profit sharing component, which is determined annually and contributes a substantial amount to each employee’s retirement account. There is no vesting period for employer contributions.

•	Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) shares, or equity ownership. (WCM is a California sub-chapter S corporation and has only one class of stock.) Further, WCM groups our shareholders into two categories: Principal Owners (shareholders of more than the 3% of the outstanding stock), and Regular Owners (shareholders of less than 3%). All four of the portfolio managers for the Fund fall into this Principal Owner category and together own over 70% of the firm.

•	WCM categorizes its non-investment (non-research) personnel into two groups: Sales, and Operations. Compensation breakdown for these non-investment (non-research) personnel is identical in form and structure to that for investment (research) personnel with two differences:

1.	Evaluations forming the basis for our qualitative, discretionary bonus system are made by the apropos team leaders, but are still supplemented, reviewed, and approved by the firm’s “leadership team” (i.e., board of directors);

2.	For Sales personnel only, an additional component in compensation is an ongoing revenue share intended to incentivize both sales and client service.

Portfolio Managers of ZCI. Nancy Zevenbergen, CFA, CIC, Brooke de Boutray, CFA, CIC, and Leslie Tubbs, CFA, CIC are the Portfolio Managers principally responsible for the day-to-day management of the Funds’ portfolio. Joseph Dennison, CFA and Anthony Zackery, CFA are the Associate Portfolio Managers that support ZCI’s Portfolio Managers with active recommendations on security selection and portfolio construction through original research. ZCI compensates Portfolio Managers and Associate Portfolio Managers with salaries reflective of their individual experience and commensurate with industry standards and those of regional competitors. In addition to salaries, portfolio managers receive additional compensation (either through annual incentive payments or as a result of ownership interests in ZCI) based on the firm’s collective effort to drive revenue and profit growth through 1) working in the best interest of clients by delivering superior investment performance, 2) concentrating on stellar service to ensure client retention, and 3) effectively marketing to garner new clients.

Securities Ownership of Portfolio Managers. The table below shows the range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by the portfolio manager. The information is as of March 31, 2016.

Portfolio Manager	RidgeWorth Fund(s) Managed	Range of Securities Owned ($)
Seth Antiles	Seix Limited Duration Fund	None
	Seix U.S. Mortgage Fund	None
	Seix Total Return Bond Fund	None

Brett Barner	Ceredex Small Cap Value Equity Fund	100,001-500,000

Sandeep Bhatia	Silvant Large Cap Growth Stock Fund	50,001-100,000
	Silvant Small Cap Growth Stock Fund	1-10,000

Portfolio Manager	RidgeWorth Fund(s) Managed	Range of Securities Owned ($)
Paul R. Black	International Equity Fund	None

Chris Carter	Seix Georgia Tax-Exempt Bond Fund	1-10,000
	Seix North Carolina Tax-Exempt Bond Fund	1-10,000
	Seix Virginia Intermediate Municipal Bond Fund	1-10,000

Carlos Catoya	Seix Core Bond Fund	None
	Seix Corporate Bond Fund	None
	Seix U.S. Mortgage Fund	None
	Seix Total Return Bond Fund	None
	Seix Limited Duration Fund	None
	Seix Short-Term Bond Fund	None
	Seix Ultra-Short Bond Fund	None

Susan Dambekaln	Capital Innovations Global Resources and Infrastructure Fund	10,001-50,000

Brooke de Boutray	Innovative Growth Stock Fund	None

Joseph Dennison	Innovative Growth Stock Fund	None

James FitzPatrick	Seix High Income Fund	10,001 - 50,000
	Seix High Yield Fund	10,001 - 50,000

Vincent Flanagan	Seix Floating Rate High Income Fund	None

Alan Gayle	Aggressive Growth Allocation Strategy	100,001-500,000
	Conservative Allocation Strategy	100,001-500,000
	Growth Allocation Strategy	100,001-500,000
	Moderate Allocation Strategy	100,001-500,000

George Goudelias	Seix Floating Rate High Income Fund	100,001-500,000

Peter J. Hunkel	International Equity Fund	None

James Keegan	Seix Core Bond Fund	None
	Seix Corporate Bond Fund	None
	Seix Limited Duration Fund	None
	Seix Short-Term Bond Fund	None
	Seix Total Return Bond Fund	100,001 - 500,000
	Seix U.S. Government Securities Ultra-Short Bond Fund	None
	Seix U.S. Mortgage Fund	None
	Seix Ultra-Short Bond Fund	None

Michael Kirkpatrick	Seix High Income Fund	50,001-100,000
	Seix High Yield Fund	50,001 - 100,000

Mills Riddick	Ceredex Large Cap Value Equity Fund	100,001-500,000

Portfolio Manager	RidgeWorth Fund(s) Managed	Range of Securities Owned ($)
Michael Rieger	Seix Core Bond Fund	None
	Seix Limited Duration Fund	None
	Seix Short-Term Bond Fund	None
	Seix U.S. Mortgage Fund	None
	Seix U.S. Government Securities Ultra-Short Bond Fund	None
	Seix Ultra-Short Bond Fund	None
	Seix Total Return Bond Fund	None

Michael A. Sansoterra	Silvant Large Cap Growth Stock Fund	100,001 – 500,000
	Silvant Small Cap Growth Stock Fund	None

Ron Schwartz	Seix High Grade Municipal Bond Fund	10,001 - 50,000
	Seix Investment Grade Tax-Exempt Bond Fund	10,001 - 50,000
	Seix Short-Term Municipal Bond Fund	10,001 - 50,000

Dusty Self	Seix Short-Term Municipal Bond Fund	10,001 - 50,000

Michael B. Trigg	International Equity Fund	None

Perry Troisi	Seix Core Bond Fund	None
	Seix Corporate Bond Fund	None
	Seix Limited Duration Fund	None
	Seix Short-Term Bond Fund	None
	Seix Total Return Bond Fund	100,001 - 500,000
	Seix U.S. Government Securities Ultra-Short Bond Fund	None
	Seix U.S Mortgage Fund	None
	Seix Ultra-Short Bond Fund	None

Leslie Tubbs	Innovative Growth Stock Fund	None

Michael Underhill	Capital Innovations Global Resources and Infrastructure Fund	10,001-50,000

Kurt R. Winrich	International Equity Fund	None

Don Wordell	Ceredex Mid-Cap Value Equity Fund	100,001 - 500,000

Jonathan Yozzo	Seix Core Bond Fund	None
	Seix Corporate Bond Fund	None
	Seix U.S. Mortgage Fund	None
	Seix Total Return Bond Fund	None
	Seix Limited Duration Fund	None
	Seix Short-Term Bond Fund	None
	Seix Ultra-Short Bond Fund	None

Anthony Zackery	Innovative Growth Stock Fund	None

Nancy Zevenbergen	Innovative Growth Stock Fund	None

THE ADMINISTRATOR

General. State Street Bank and Trust Company serves as administrator (the “Administrator”) of the Trust. The Administrator, a Massachusetts trust company, has its principal business offices at One Lincoln Street, Boston, MA 02111. The Administrator provides administration services to other investment companies.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an Administration Agreement dated August 30, 2010. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund’s operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds’ activities, and certain supplemental services in connection with the Trust’s obligations under the Sarbanes-Oxley Act of 2002.

The Administration Agreement provides that it shall remain in effect until November 1, 2017, and shall continue in effect for successive one-year periods, unless terminated by either party on not less than 90 days written notice to the other party.

Under the Administration Agreement, the Administrator is entitled to receive an asset-based fee, which is calculated daily and paid monthly at an annual rate based on the average daily net assets of the Trust for administration services as follows:

0.011% on the first $25 billion of net assets,

0.0040% on the next $40 billion of net assets and

0.0025% on net assets thereafter.

There is a minimum annual charge of $45,000 per fund.

Subject to a relationship waiver of $15,000, the following table shows administrative fees paid by the Funds for the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014:

	Fees Paid ($)
Fund	2016		2015		2014
Aggressive Growth Allocation Strategy	881		1,653		2,142
Capital Innovations Global Resources and Infrastructure Fund	9,783	*	49,199	**	56,817	**
Ceredex Large Cap Value Equity Fund	222,768		240,835		193,551
Ceredex Mid-Cap Value Equity Fund	393,073		420,290		325,133
Ceredex Small Cap Value Equity Fund	108,274		157,917		167,938
Conservative Allocation Strategy	6,636		6,526		5,847
Growth Allocation Strategy	5,849		6,672		6,425
Innovative Growth Stock Fund	3,333		4,853		3,755
International Equity Fund	2,643		2,679		7,582
Moderate Allocation Strategy	9,666		13,573		15,968
Seix Core Bond Fund	25,326		21,394		28,313
Seix Corporate Bond Fund	2,224		3,698		5,907
Seix Floating Rate High Income Fund	580,141		780,429		770,505
Seix Georgia Tax-Exempt Bond Fund	12,800		13,130		13,274
Seix High Grade Municipal Bond Fund	11,548		8,761		5,783
Seix High Income Fund	75,040		93,854		87,126
Seix High Yield Fund	64,797		92,143		163,746
Seix Investment Grade Tax-Exempt Bond Fund	65,959		68,863		77,525
Seix Limited Duration Fund	670		682		738
Seix North Carolina Tax-Exempt Bond Fund	3,365		3,769		4,493
Seix Short-Term Bond Fund	5,409		4,959		6,397
Seix Short-Term Municipal Bond Fund	4,286		4,158		2,334
Seix Total Return Bond Fund	114,491		109,621		119,837
Seix U.S. Government Securities Ultra-Short Bond Fund	160,974		182,049		212,959
Seix U.S. Mortgage Fund	2,757		1,126		1,429
Seix Ultra-Short Bond Fund	11,371		14,709		12,580
Seix Virginia Intermediate Municipal Bond Fund	10,236		12,751		14,092
Silvant Large Cap Growth Stock Fund	27,498		28,549		28,199
Silvant Small Cap Growth Stock Fund	9,462		16,298		19,065

*	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund paid administrative fees of $9,747. For the period February 20, 2016 to March 31, 2016, the Fund paid administrative fees of $36.

**	Administrative fees paid by the Predecessor Fund for the Predecessor Fund’s fiscal years ended November 30, 2015 and November 30, 2014.

THE DISTRIBUTOR

The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement whereby the Distributor acts as statutory underwriter for the Trust’s shares. The Distributor is a wholly-owned subsidiary of Foreside Fund Services, LLC and is not affiliated with the Adviser or the Trust.

The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. Under the terms of the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.

In addition, each of A, C and R Shares of the respective Funds has a distribution and service plan (the “A Shares Plan,” “C Shares Plan” and “R Shares Plan,” respectively).

Under the terms of the Distribution Agreement, the Trust is responsible for all compensation paid to the Distributor for distribution services as authorized under each Fund’s distribution plan.

To the extent the Trust is not authorized to make such payments or has insufficient funds under the distribution plan to pay the Distributor, the Adviser, pursuant to a Distribution Services Agreement with the Distributor, shall compensate the Distributor for any distribution-related services.

The continuance of a distribution agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to such distribution agreement or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

A distribution agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the trustees, the Distributor, or, with respect to any fund, by a majority of the outstanding shares of that fund, upon 60 days written notice by either party. The Distributor has no obligation to sell any specific quantity of Fund shares.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Distributor received and reallowed sales loads on the sale of A Shares of each of the Funds, as shown in the following table (amounts designated as “—” are $0 or have been rounded to $0):

	Aggregate Sales Charges Payable to Distributor ($)						Amount Reallowed by Distributor[1] ($)
Fund	2016		2015		2014		2016		2015		2014
Aggressive Growth Allocation Strategy	1,849		4,546		5,517		347		753		799
Capital Innovations Global Resources and Infrastructure Fund	4,909	*	3,440	**	23,651	**	909	***	442	****	3,476	****
Ceredex Large Cap Value Equity Fund	9,858		138,999		87,268		1,209		20,837		10,977
Ceredex Mid-Cap Value Equity Fund	35,321		191,948		234,857		4,702		27,087		33,189
Ceredex Small Cap Value Equity Fund	5,576		4,124		11,651		932		623		1,770
Conservative Allocation Strategy	13,439		22,115		11,551		2,562		3,987		2,055
Growth Allocation Strategy	9,765		5,343		2,515		1,485		753		387
Innovative Growth Stock Fund	11,696		73,402		119,631		1,668		11,878		16,455
International Equity Fund	11,338		14,725		6,116		1,721		1,913		841
Moderate Allocation Strategy	8,687		3,923		14,222		1,259		549		2,086
Seix Core Bond Fund	3,235		152		277		538		24		59
Seix Corporate Bond Fund	898		—		—		140		153		—
Seix Floating Rate High Income Fund	86,229		46,427		281,970		8,303		4,184		26,993
Seix Georgia Tax-Exempt Bond Fund	5,632		2,647		946		1,277		525		146

	Aggregate Sales Charges Payable to Distributor ($)			Amount Reallowed by Distributor[1] ($)
Fund	2016	2015	2014	2016	2015	2014
Seix High Grade Municipal Bond Fund	22,709	69,721	34,226	3,718	11,205	6,367
Seix High Income Fund	23,385	77,572	72,310	3,867	12,173	11,846
Seix High Yield Fund	17,190	14,520	14,502	3,056	2,555	2,803
Seix Investment Grade Tax-Exempt Bond Fund	23,868	43,710	5,981	4,289	6,979	983
Seix North Carolina Tax-Exempt Bond Fund	371	455	—	59	71	—
Seix Short-Term Bond Fund	1,318	133	4,575	147	15	640
Seix Total Return Bond Fund	2,967	5,008	1,395	536	806	224
Seix U.S. Mortgage Fund	4,959	180	180	90	—	20
Seix Virginia Intermediate Municipal Bond Fund	2,297	2,406	4,701	374	382	793
Silvant Large Cap Growth Stock Fund	31,904	18,371	21,586	4,379	2,603	3,161
Silvant Small Cap Growth Stock Fund	747	19,463	5,350	99	2,574	632

[1]	Reflects amounts reallowed by the Distributor for allowable distribution-related expenditures and services.
*	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund’s distributor received sales loads of $0 on the sale of A Shares of the Predecessor Fund. For the period February 20, 2016 to March 31, 2016, the Fund’s Distributor received sales loads of $4,000 on the sale of A Shares of the Fund.
**	For the Predecessor Fund’s fiscal years ended November 30, 2015 and November 30, 2014, the Predecessor Fund’s distributor received sales loads on the sale of A Shares of the Predecessor Fund.
***	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund’s distributor reallowed sales loads of $0 on the sale of A Shares of the Predecessor Fund. For the period February 20, 2016 to March 31, 2016, the Fund’s Distributor reallowed sales loads of $909 on the sale of A Shares of the Fund.
****	For the Predecessor Fund’s fiscal years ended November 30, 2015 and November 30, 2014, the Predecessor Fund’s distributor re-allowed sales loads on the sale of Class A shares of the Predecessor Fund.

Each of the Equity Funds and the Allocation Strategies (excluding the Conservative Allocation Strategy) pays the following amount (reallowance) of front-end sales charge to investment consultants (“Dealers”) as a percentage of the offering price of A Shares:

Less than $50,000	More than $50,000 but less than $100,000	More than $100,000 but less than $250,000	More than $250,000 but less than $500,000	More than $500,000 but less than $1,000,000	$1,000,000 and over[1]
5.00%	4.00%	3.00%	2.00%	1.75%	0.00%

[1]	While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to 0.75% on such purchases. Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) receives an additional 0.25% of the front-end sales charge of A Shares of certain Funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	0.75%
$3,000,000 – $49,999,999	0.50%
$50,000,000 and above	0.25%

Each of the:

Seix Core Bond Fund,

Seix Corporate Bond Fund,

Seix Georgia Tax-Exempt Bond Fund

Seix High Grade Municipal Bond Fund,

Seix High Income Fund,

Seix High Yield Fund,

Seix Investment Grade Tax-Exempt Bond Fund,

Seix North Carolina Tax-Exempt Bond Fund

Seix Total Return Bond Fund, and Seix Virginia Intermediate Municipal Bond Fund

pays the following amount (reallowance) of front-end sales charge to Dealers as a percentage of the offering price of A Shares:

Less than $50,000	More than $50,000 but less than $100,000	More than $100,000 but less than $250,000	More than $250,000 but less than $500,000	More than $500,000 but less than $1,000,000	$1,000,000 and over[1]
4.00%	3.75%	2.75%	2.00%	1.75%	0.00%

[1]	While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to 0.50% on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of A Shares of certain Funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	0.50%
$3,000,000 – $49,999,999	0.25%
$50,000,000 and above	0.25%

Each of the:

Seix Floating Rate High Income Fund,

Seix Short-Term Bond Fund

Seix Short-Term Municipal Bond Fund and

Seix U.S. Mortgage Fund,

pays the following amount (reallowance) of front-end sales charge to Dealers as a percentage of the offering price of A Shares:

Less than $50,000	More than $50,000 but less than $100,000	More than $100,000 but less than $250,000	More than $250,000 but than less $500,000	More than $500,000 but less than $1,000,000	$1,000,000 and over[1]
2.25%	2.00%	1.75%	1.50%	1.25%	0.00%

[1]	While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to 0.50% on such purchases. Merrill Lynch receives an additional 0.25% of the front-end sales charge of A Shares of certain Funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	0.50%
$3,000,000 – $49,999,999	0.25%
$50,000,000 and above	0.25%

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Distributor received and reallowed sales loads on the sale of C Shares of each of the Funds, as shown in the following table (amounts designated as “—” are $0 or have been rounded to $0):

	Aggregate Sales Charges Payable to Distributor ($)						Amount Reallowed by Distributor ($)
Fund	2016		2015		2014		2016		2015		2014
Aggressive Growth Allocation Strategy	811		743		316		—		—		—
Capital Innovations Global Resources and Infrastructure Fund	—	*	—	**	2,871	**	—	*	—	**	2,871	**
Ceredex Large Cap Value Equity Fund	14,158		23,469		21,674		—		—		—
Ceredex Mid-Cap Value Equity Fund	74,876		163,014		242,419		—		—		—
Ceredex Small Cap Value Equity Fund	8,815		6,777		13,177		—		—		—
Conservative Allocation Strategy	44,820		35,033		45,249		—		—		—
Growth Allocation Strategy	227		1,889		1,698		—		—		—

	Aggregate Sales Charges Payable to Distributor ($)			Amount Reallowed by Distributor ($)
Fund	2016	2015	2014	2016	2015	2014
Moderate Allocation Strategy	2,532	3,369	7,867	—	—	—
Seix Corporate Bond Fund	1,213	404	477	—	—	—
Seix Floating Rate High Income Fund	94,903	104,574	484,483	—	—	—
Seix Short-Term Bond Fund	369	499	747	—	—	—
Seix U.S. Mortgage Fund	1,463	310	1,005	—	—	—
Silvant Large Cap Growth Stock Fund	9,538	3,628	2,502	—	—	—
Silvant Small Cap Growth Stock Fund	878	839	853	—	—	—

*	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund’s distributor received and re-allowed sales loads of $0 on the sale of C Shares of the Predecessor Fund. For the period February 20, 2016 to March 31, 2016, the Fund’s Distributor received and re-allowed sales loads of $0 on the sale of C Shares of the Fund.
**	For the Predecessor Fund’s fiscal years ended November 30, 2015 and November 30, 2014, the Predecessor Fund’s distributor received and re-allowed sales loads on the sale of C Shares of the Predecessor Fund (amounts designated as “—” are $0 or have been rounded to $0).

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Distributor did not receive and reallow any sales loads on the sale of R Shares of each of the Funds.

A Shares, C Shares and R Shares Distribution Plans

The Distribution Agreement and the A Shares Plan adopted by the Trust provide that A Shares of the Funds will pay the Distributor fees for furnishing services related to (a) the distribution and sale of shares of each Fund and (b) the shareholders servicing of A Shares of each Fund. The table below shows the maximum amount approved by the Board of Trustees as (i) aggregate fees for distribution and shareholder service activities and (ii) the maximum amount of the fee allocated for shareholder servicing:

Fund	Maximum A Shares Plan Distribution and Service Fee	Current A Shares Plan Distribution and Service Fee[1]	Maximum Amount of A Shares Plan Distribution and Service Fee Payable for Shareholder Services[2]
Aggressive Growth Allocation Strategy	0.35%	0.30%	0.25%
Capital Innovations Global Resources and Infrastructure Fund	0.25%	0.25%	0.25%
Ceredex Large Cap Value Equity Fund	0.33%	0.30%	0.25%
Ceredex Mid-Cap Value Equity Fund	0.35%	0.30%	0.25%
Ceredex Small Cap Value Equity Fund	0.33%	0.30%	0.25%
`	0.35%	0.30%	0.25%
Growth Allocation Strategy	0.35%	0.30%	0.25%
Innovative Growth Stock Fund	0.35%	0.30%	0.25%
International Equity Fund	0.33%	0.30%	0.25%
Moderate Allocation Strategy	0.35%	0.30%	0.25%
Seix Core Bond Fund	0.25%	0.25%	0.25%
Seix Corporate Bond Fund	0.35%	0.30%	0.25%
Seix Floating Rate High Income Fund	0.35%	0.30%	0.25%
Seix Georgia Tax-Exempt Bond Fund	0.18%	0.15%	0.15%
Seix High Grade Municipal Bond Fund	0.18%	0.15%	0.15%
Seix High Income Fund	0.30%	0.30%	0.25%
Seix High Yield Fund	0.25%	0.25%	0.25%
Seix Investment Grade Tax-Exempt Bond Fund	0.35%	0.30%	0.25%
Seix North Carolina Tax-Exempt Bond Fund	0.15%	0.15%	0.15%
Seix Short-Term Bond Fund	0.23%	0.20%	0.15%
Seix Short-Term Municipal Bond Fund	0.15%	0.15%	0.15%
Seix Total Return Bond Fund	0.25%	0.25%	0.25%
Seix U.S. Mortgage Fund	0.23%	0.20%	0.15%
Seix Virginia Intermediate Municipal Bond Fund	0.15%	0.15%	0.15%
Silvant Large Cap Growth Stock Fund	0.35%	0.30%	0.25%
Silvant Small Cap Growth Stock Fund	0.35%	0.30%	0.25%

[1]	The Board has currently approved the implementation of only the amounts shown in the column above. Payments under the A Shares Plan may not exceed the amounts shown above unless the Board approves the implementation of higher amounts.

[2]	Up to the amounts specified may be used to provide compensation for personnel, ongoing servicing and/or maintenance of shareholder accounts with respect to the A Shares of the applicable Fund.

In addition, the Distribution Agreement and the C Shares Plan adopted by the Trust provide that C Shares of each applicable Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distribution Agreement and the R Shares Plan provide that R Shares will pay the Distributor a fee of up to 0.25% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers that provide administrative and/or distribution services to each Fund. In addition, C Shares and R Shares are subject to a service fee of up to 0.25% of the average daily net assets of the C Shares and R Shares of each applicable Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information to C Shares or R Shares shareholders or their customers who beneficially own C Shares or R Shares.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust.

Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the A Shares Plan, C Shares Plan and R Shares Plan, in each case, in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.

Continuance of the A Shares Plan, C Shares Plan and the R Shares Plan must be approved annually by a majority of the Trustees and by a majority of the disinterested Trustees.

Distribution related expenditures under the A Shares Plan, C Shares Plan and R Shares Plan may support the distribution of any class or combination of classes of Shares of a Fund. The A Shares Plan, C Shares Plan and R Shares Plan require that quarterly written reports of amounts spent under the A Shares Plan, C Shares Plan and R Shares Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees.

The A Shares Plan, C Shares Plan and R Shares Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees and of the disinterested Trustees.

There is no sales charge on purchases of C Shares or R Shares, but C Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement, the C Shares Plan and R Shares Plan, the C Shares and R Shares are subject to an ongoing distribution and service fee calculated on each Fund’s aggregate average daily net assets attributable to its C Shares or R Shares.

The following amounts paid to the Distributor by the Funds under each Plan during the fiscal year ended March 31, 2016 were used as set forth below (no amounts were paid for Sales Personnel or Interest Carrying or Other Financing Charges):

Fund	Advertising	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or Other Financing Charges	Other Marketing Expenses
Aggressive Growth Allocation Strategy	—	—	$727	$31,179	—	—	$1,519
Capital Innovations Global Resources and Infrastructure Fund	—	—	—	1,724*	—	—	24
Ceredex Large Cap Value Equity Fund	—	—	48,422	1,214,512	—	—	104,572
Ceredex Mid-Cap Value Equity Fund	—	—	85,448	2,032,459	—	—	181,305
Ceredex Small Cap Value Equity Fund	—	—	23,688	657,641	—	—	49,192
Conservative Allocation Strategy	—	—	1,435	238,747	—	—	3,213
Growth Allocation Strategy Fund	—	—	1,281	48,260	—	—	2,747
Innovative Growth Stock Fund	—	—	194	17,832	—	—	405
International Equity Fund	—	—	556	10,035	—	—	1,279
Moderate Allocation Strategy	—	—	2,139	158,543	—	—	4,156
Seix Core Bond Fund	—	—	5,415	39,233	—	—	13,286
Seix Corporate Bond Fund	—	—	494	78,222	—	—	937
Seix Floating Rate High Income Fund	—	—	127,250	968,464	—	—	272,886
Seix Georgia Tax-Exempt Bond Fund	—	—	2,782	5,336	—	—	380
Seix High Grade Municipal Bond Fund	—	—	2,493	22,382	—	—	5,635
Seix High Income Fund	—	—	16,431	233,100	—	—	34,924
Seix High Yield Fund	—	—	14,183	24,973	—	—	30,457
Seix Investment Grade Tax-Exempt Bond Fund	—	—	14,287	69,631	—	—	31,666
Seix Limited Duration Fund	—	—	145	—	—	—	325
Seix North Carolina Tax-Exempt Bond Fund	—	—	733	940	—	—	1,548
Seix Short-Term Bond Fund	—	—	1,180	17,479	—	—	2,627

Fund	Advertising	Printing and Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Dealers	Compensation to Sales Personnel	Interest Carrying or Other Financing Charges	Other Marketing Expenses
Seix Short-Term Municipal Bond Fund	—	—	932	7,650	—	—	2,126
Seix Total Return Bond Fund	—	—	24,766	381,532	—	—	55,561
Seix U.S. Government Securities Ultra-Short Bond Fund	—	—	34,982	—	—	—	78,344
Seix U.S. Mortgage Fund	—	—	574	55,878	—	—	1,616
Seix Ultra-Short Bond Fund	—	—	2,507	—	—	—	5,134
Seix Virginia Intermediate Municipal Bond Fund	—	—	2,265	7,223	—	—	4,663
Silvant Large Cap Growth Stock Fund	—	—	5,983	597,083	—	—	12,961
Silvant Small Cap Growth Stock Fund	—	—	2,124	74,835	—	—	3,476

*	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund’s Distributor paid $1,605 as compensation to broker-dealers. For the period February 20, 2016 to March 31, 2016, the Fund’s Distributor paid $119 as compensation to broker-dealers.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Funds paid the following amounts as compensation to broker-dealers pursuant to the A Shares Plan:

	Amount Paid ($)
Fund	2016	2015	2014
Aggressive Growth Allocation Strategy	12,223	14,200	13,386
Capital Innovations Global Resources and Infrastructure Fund	1,001*	6,851**	12,972**
Ceredex Large Cap Value Equity Fund	1,210,266	1,245,870	1,039,762
Ceredex Mid-Cap Value Equity Fund	1,450,719	1,842,732	1,677,243
Ceredex Small Cap Value Equity Fund	415,433	521,111	575,767
Conservative Allocation Strategy	44,927	46,335	48,444
Growth Allocation Strategy	23,641	26,888	28,019
Innovative Growth Stock Fund	36,331	47,259	25,240
International Equity Fund	11,734	13,714	13,796
Moderate Allocation Strategy	124,378	55,047	58,502
Seix Core Bond Fund	23,825	25,004	47,063
Seix Corporate Bond Fund	1,806	2,574	5,365
Seix Floating Rate High Income Fund	453,519	567,225	507,127
Seix Georgia Tax-Exempt Bond Fund	5,303	5,771	6,444
Seix High Grade Municipal Bond Fund	21,761	21,441	14,312
Seix High Income Fund	164,836	296,655	433,147
Seix High Yield Fund	19,352	79,183	152,046
Seix Investment Grade Tax-Exempt Bond Fund	81,639	86,993	101,168
Seix North Carolina Tax-Exempt Bond Fund	900	1,186	1,293
Seix Short-Term Bond Fund	4,408	4,984	4,841
Seix Short-Term Municipal Bond Fund	7,944	7,319	6,962

	Amount Paid ($)
Fund	2016	2015	2014
Seix Total Return Bond Fund	92,399	101,602	113,277
Seix Ultra-Short Bond Fund	59,465	—	—
Seix U.S. Mortgage Fund	11,629	6,235	3,935
Seix Virginia Intermediate Municipal Bond Fund	82,342	9,035	14,159
Silvant Large Cap Growth Stock Fund	192,678	193,702	186,052
Silvant Small Cap Growth Stock Fund	24,387	29,364	32,956

*	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund paid $941 as compensation to broker-dealers pursuant to the A Shares Plan. For the period February 20, 2016 to March 31, 2016, the Fund paid $60 as compensation to broker-dealers pursuant to the A Shares Plan.
**	For the Predecessor Fund’s fiscal years ended November 30, 2015 and November 30, 2014.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Funds paid the following amounts as compensation to broker-dealers pursuant to the C Shares Plan. C Shares of the Seix Total Return Bond Fund converted to R Shares effective February 13, 2009. C Shares of the Seix Core Bond Fund, Seix High Income Fund and Seix High Yield Fund converted to R Shares effective August 1, 2009.

	Amount Paid ($)
Fund	2016	2015	2014
Aggressive Growth Allocation Strategy	6,799	7,162	6,614
Capital Innovations Global Resources and Infrastructure Fund	723*	—	—
Ceredex Large Cap Value Equity Fund	199,395	207,474	179,763
Ceredex Mid-Cap Value Equity Fund	772,054	834,790	701,326
Ceredex Small Cap Value Equity Fund	302,685	354,678	370,288
Conservative Allocation Strategy	188,510	175,008	160,782
Growth Allocation Strategy	28,988	30,482	27,980
Moderate Allocation Strategy	221,556	139,143	143,387
Seix Corporate Bond Fund	85,089	98,721	119,908
Seix Floating Rate High Income Fund	604,184	757,962	649,755
Seix Short-Term Bond Fund	16,208	18,260	21,097
Seix U.S. Mortgage Fund	50,842	43,802	52,954
Silvant Large Cap Growth Stock Fund	440,942	358,729	332,102
Silvant Small Cap Growth Stock Fund	55,337	64,204	72,232

*	For the per iod December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund paid $664 as compensation to broker-dealers pursuant to the C Shares Plan. For the period February 20, 2016 to March 31, 2016, the Fund paid $59 as compensation to broker-dealers pursuant to the C Shares Plan.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Funds paid the amounts shown below as compensation to broker-dealers pursuant to the R Shares Plan:

	Amount Paid ($)
Fund	2016	2015	2014
Seix Core Bond Fund	17,125	19,098	22,123
Seix High Income Fund	87,348	108,772	112,160
Seix High Yield Fund	3,202	5,316	8,718
Seix Total Return Bond Fund	280,219	343,710	366,385

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling A Shares, C Shares and R Shares.

Fund	Annual Payout 12b-1 Effective Immediately (A Shares)[1]	Initial Payment - At Time Of Sale (C Shares) [2]	Annual Payout 12b-1 Effective in the 13th Month (C Shares) [3]	Annual Payout 12b-1 Effective Immediately (R Shares)
Aggressive Growth Allocation Strategy	0.25%	1.00%	1.00%	—
Capital Innovations Global Resources and Infrastructure Fund	0.25%	1.00%	1.00%	—
Ceredex Large Cap Value Equity Fund	0.25%	1.00%	1.00%	—
Ceredex Mid-Cap Value Equity Fund	0.25%	1.00%	1.00%	—
Ceredex Small Cap Value Equity Fund	0.25%	1.00%	1.00%	—
Conservative Allocation Strategy	0.25%	1.00%	1.00%	—
Growth Allocation Strategy	0.25%	1.00%	1.00%	—
Innovative Growth Stock Fund	0.25%	—	—	—
International Equity Fund	0.25%	—	—	—
Moderate Allocation Strategy	0.25%	1.00%	1.00%	—
Seix Core Bond Fund	0.25%	—	—	0.50%
Seix Corporate Bond Fund	0.25%	1.00%	1.00%	—
Seix Floating Rate High Income Fund	0.25%	1.00%	1.00%	—
Seix Georgia Tax-Exempt Bond Fund	0.15%	—	—	—
Seix High Grade Municipal Bond Fund	0.15%	—	—	—
Seix High Income Fund	0.25%	—	—	0.50%
Seix High Yield Fund	0.25%	—	—	0.50%
Seix Investment Grade Tax-Exempt Bond Fund	0.25%	—	—	—
Seix North Carolina Tax-Exempt Bond Fund	0.15%	—	—	—
Seix Short-Term Bond Fund	0.15%	1.00%	1.00%	—
Seix Short-Term Municipal Bond Fund	0.15%	—	—	—
Seix Total Return Bond Fund	0.25%	—	—	0.50%
Seix U.S. Mortgage Fund	0.15%	1.00%	1.00%	—
Seix Virginia Intermediate Municipal Bond Fund	0.15%	—	—	—
Silvant Large Cap Growth Stock Fund	0.25%	1.00%	1.00%	—
Silvant Small Cap Growth Stock Fund	0.25%	1.00%	1.00%	—

[1]	Initial Front End Sales Charge for A Shares ranges from 5.75% maximum to 1.50% depending on Fund and breakpoints (outlined in prospectus).
[2]	Merrill Lynch may receive an additional 0.25% payment at the time of sale related to C Shares of certain Funds.
[3]	The C Shares Contingent Deferred Sales Charge (“CDSC”) will be waived for certain retirement plan providers (“Intermediary”) with whom the Trust has entered into an administrative arrangement under which the Intermediary agrees to provide certain recordkeeping or administrative services. Under such arrangements, the Trust will not pay an upfront commission. Rather, the Trust shall pay (or cause to be paid) asset-based compensation to the Intermediary of up to 1.00% annually of the average daily net assets of the plan assets invested in C Shares of the Funds (of which 0.25% consists of the Distribution Plan service fee). The CDSC may also be waived from time to time for certain broker-dealers that waive payment of compensation due to them. Such broker-dealers may be eligible for an immediate 12b-1 payout. In addition, purchases made prior to August 1, 2005 will receive a payout of 0.75%.

The Distributor uses fees it has received from both the distribution plan and from contingent deferred sales charges to make these upfront payments to broker-dealers. If, for any reason, there are insufficient fees available to the Distributor from the distribution plan and the contingent deferred sales charges, to make these payments, the Adviser will provide the Distributor prior to any such initial payment with funds that can, in turn, be used by the Distributor to make these upfront payments to broker-dealers.

Participation Payment Program and Other Payments. The Adviser, the Subadvisers and their affiliates may make payments to certain intermediaries for participation payment programs or other marketing support, including, but not limited to, business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund company list, sponsorships, and access to sales meetings, sales representatives and management representatives of the dealer.

Participation payment programs generally refer to negotiated ongoing marketing support, rather than ad hoc marketing support payments. All of these payments are made to intermediaries that are registered as holders of record or dealers of record for accounts in a Fund. These payments are generally based on one or more of the following factors: average net assets of the Funds attributable to that intermediary, gross or net sales of the Funds attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

The Adviser, the Subadvisers and their affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the intermediary.

For the 12 months ended March 31, 2016, the following firms have received participation payment program payments:

AIG Advisor Group

Ameriprise Advisor Services, Inc.

Citigroup Global Markets, Inc.

Great-West Life & Annuity Insurance Co.

Merrill Lynch Pierce Fenner & Smith, Inc.

Morgan Stanley Smith Barney, LLC

UBS Financial Services, Inc.

Shareholder Servicing Plans

A and I Shares. The Trust has adopted a Shareholder Servicing Plan for the A Shares and I Shares of the Funds (the “A Shares and I Shares Servicing Plans”). Under the A Shares and I Shares Servicing Plans, the Funds may pay Intermediaries a fee of up to 0.40% of the average daily net assets attributable to the A Shares and I Shares for the Equity Funds and Allocation Strategies (except for Conservative Allocation Strategy) and a fee of up to 0.20% for the Fixed Income Funds and Conservative Allocation Strategy. Intermediaries may perform, or may compensate other service providers for performing, the following shareholder services (sometimes referred to as sub-transfer agency services), which may differ for each class and for each Fund:

(i) establishing and maintaining accounts and records relating to shareholders;

(ii) processing dividend and distribution payments from a Fund on behalf of shareholders;

(iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such intermediary;

(iv) arranging for bank wires;

(v) responding to shareholder inquiries relating to the services performed;

(vi) responding to routine inquiries from shareholders concerning their investment;

(vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to a Fund necessary for sub-accounting;

(viii) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders;

(ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors;

(x) assisting shareholders in changing dividend options, account designations and addresses;

(xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and

(xii) providing such other similar services as a Fund or its shareholders may reasonably request to the extent the intermediary is permitted to do so under applicable statutes, rules and regulations.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Funds made the following payments shown below:

		Amount Paid ($) (I Shares)			Amount Paid ($) (A Shares)
Fund	2016	2015	2014	2016	2015	2014
Aggressive Growth Allocation Strategy	14,412	82,329	62,783	1,921	11,954	3,886
Capital Innovations Global Resources and Infrastructure Fund	419*	8,315**	6,463**	233***	2,538**	3,823**
Ceredex Large Cap Value Equity Fund	6,408,922	6,895,462	5,638,431	1,429,282	1,445,272	1,224,844
Ceredex Mid-Cap Value Equity Fund	10,805,249	11,834,925	9,180,236	1,790,853	2,212,777	1,948,694
Ceredex Small Cap Value Equity Fund	2,806,727	4,304,647	5,138,689	479,239	586,086	630,081
Conservative Allocation Strategy	37,228	35,820	16,272	7,060	6,280	6,088
Growth Allocation Strategy	182,902	207,801	208,026	4,280	7,329	8,388
Innovative Growth Stock Fund	57,480	41,715	75,053	9,268	4,175	901
International Equity Fund	30,427	29,371	27,149	406	486	—
Moderate Allocation Strategy	221,556	293,056	423,721	14,803	24,965	21,578
Seix Core Bond Fund	307,434	228,140	233,508	3,122	2,365	10,735
Seix Corporate Bond Fund	7,246	6,139	9,807	108	156	139
Seix Floating Rate High Income Fund	5,043,808	7,988,624	6,731,249	158,251	194,877	143,428
Seix Georgia Tax-Exempt Bond Fund	116,445	87,960	2,415	439	344	111
Seix High Grade Municipal Bond Fund	73,877	41,935	11,931	3,372	2,905	1,251
Seix High Income Fund	1,022,325	1,172,015	1,051,955	52,467	63,915	69,156
Seix High Yield Fund	493,838	303,892	188,269	3,541	15,200	12,543
Seix Investment Grade Tax-Exempt Bond Fund	677,451	715,030	612,480	14,035	12,286	13,751
Seix Limited Duration Fund	—	—	—	—	—	—
Seix North Carolina Tax-Exempt Bond Fund	29,309	24,255	569	107	106	87
Seix Short-Term Bond Fund	50,067	42,692	9,112	748	764	1,052
Seix Short-Term Municipal Bond Fund	33,019	33,485	13,746	1,727	3,290	772
Seix Total Return Bond Fund	1,367,901	1,128,696	988,268	52,955	56,928	55,749
Seix U.S. Government Securities Ultra Short Bond Fund	2,471,321	2,496,404	2,750,114	—	—	—
Seix U.S. Mortgage Fund	21,919	4,049	4,757	5,991	2,785	507
Seix Ultra-Short Bond Fund	59,465	68,676	16,334	—	—	—
Seix Virginia Intermediate Municipal Bond Fund	82,342	80,484	2,485	521	559	651
Silvant Large Cap Growth Stock Fund	419,331	420,352	382,990	14,979	13,026	14,984
Silvant Small Cap Growth Stock Fund	290,138	521,167	627,721	4,414	5,900	5,679

[1]	The amounts in the table above reflect a revision to the amounts reported in the 2013 Annual Report which contained a transposition error. The amounts as originally presented in the 2013 Annual Report were $204,602, $471,479, $822,418 and $2,538,587 for the Seix High Income Fund Class A and Class I and the Seix Floating Rate High Income Fund Class A and Class I, respectively.
*	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund paid $312 for I Shares. For the period February 20, 2016 to March 31, 2016, the Fund paid $107 for I Shares.
**	For the Predecessor Fund’s fiscal years ended November 30, 2015 and November 30, 2014.
***	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund paid $171 for A Shares. For the period February 20, 2016 to March 31, 2016, the Fund paid $62 for A Shares.

R Shares. The Trust has adopted a Shareholder Servicing Plan for the R Shares of certain of the Funds (the “R Shares Servicing Plan”). Under the R Shares Servicing Plan, the Funds may pay Intermediaries a fee of up to 0.25% of the average daily net assets attributable to the R Shares. Intermediaries may perform, or may compensate other service providers for performing, the following shareholder services, which may differ for each Fund: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from a Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such intermediary; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investment; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to a Fund necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (iv) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as a Fund or its shareholders may reasonably request to the extent the intermediary is permitted to do so under applicable statutes, rules and regulations.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Funds made the following payments shown below:

	Amount Paid ($)
Fund	2016	2015	2014
Seix Core Bond Fund	993	659	469
Seix High Income Fund	16,453	19,119	16,383
Seix High Yield Fund	—	9	—
Seix Total Return Bond Fund	137,909	167,675	182,344

THE TRANSFER AGENT

Boston Financial Data Services, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the transfer agent and dividend paying agent to the Trust.

THE CUSTODIAN

State Street Bank and Trust Company (“State Street Bank”), located at One Lincoln Street, Boston, MA 02111, serves as the fund accounting agent and custodian for the Trust pursuant to a Custodian Agreement dated August 30, 2010.

State Street Bank is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ net asset values. State Street Bank is paid on the basis of net assets and transaction costs of the Funds.

State Street Bank also serves as the custodian and fund accounting agent for the collateral reinvestment account in which collateral on behalf of the Funds’ securities lending program is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110, serves as the Trust’s independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as legal counsel to the Trust.

TRUSTEES OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Board of Trustees of the Trust pursuant to the laws of the Commonwealth of Massachusetts. The Board is responsible for overseeing each of the Funds.

The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Subadvisers, Distributor and Administrator.

The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers.

Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

The Funds and their service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and Subadvisers, as applicable, are responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund.

Additionally, the Adviser and Subadviser provide the Board with an overview of, among other things, their investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s CCO, personnel of the Adviser, Subadviser, and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Subadvisers, and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the Adviser and Subadvisers, the Board meets with the Adviser and Subadvisers to review the advisory services.

Among other things, the Board regularly considers the Adviser’s and Subadvisers’ adherence to the Funds’ investment restrictions and compliance with various policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, reports on the Adviser’s and Subadvisers’ use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in ETFs, if any.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance issues and Fund, Adviser and Subadviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s written compliance policies and procedures and those of its service providers, including the Adviser and Subadvisers as required by Rule 38a-1 under the 1940 Act.

The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks relating to the valuation and liquidity of portfolio securities. In addition, the Adviser’s Valuation Committee makes regular reports to the Board concerning the pricing of portfolio securities in each Fund with special emphasis on the securities for which market quotations are not readily available.

Each year, the Trust’s independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.

In connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods and are free of material misstatement.

The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From the Trustees review of these reports and discussions with the Adviser, Subadvisers, Funds’ President, Funds’ Chief Financial Officer, Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and its Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser, Subadvisers, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls.

As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are six members of the Board of Trustees, all of whom except Ashi Parikh are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”).

Dr. Sidney E. Harris serves as Chairman of the Board. In his role as Chairman of the Board, Dr. Harris, among other things, presides over board meetings; presides over executive sessions of the Independent Trustees; oversees the development of agendas for board meetings; facilitates communication between the Independent Trustees and management and among the Independent Trustees; serves as a key point person for dealings between the Independent Trustees and management; and has such other responsibilities as the Board or Independent Trustees determine from time to time.

The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, including, among other things, the amount of assets under management in the Trust, the number of Funds (and classes of shares) overseen by the Board, the Trust’s policies and procedures as well as those of its service providers, and the experience and qualifications of its members.

The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees, the Audit Committee and Governance and Nominating Committee, each of which are chaired by an Independent Trustee and composed entirely of Independent Trustees. In addition, the Board oversees the Funds’ Valuation Committee, whose actions are reported to the Board at least quarterly and more frequently, if appropriate.

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the address of each Trustee is c/o RidgeWorth Investments, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

Name (month/year of birth)	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
INDEPENDENT TRUSTEE

Tim E. Bentsen (August 1953)	Trustee	Indefinite; since 2012	Lecturer—J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993-2012); Lead Area Managing Partner (2005-2009); Atlanta Office Managing Partner (2003-2009), KPMG LLP.	29	Synovus Financial Corp.; Krispy Kreme Doughnuts, Inc.

Jeffrey M. Biggar (February 1950)	Trustee	Indefinite; since 2007	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	29	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)

George C. Guynn (December 1942)	Trustee	Indefinite; since 2008	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	29	SUSA Registered Fund, LLC; Oxford Industries; Acuity Brands, Inc. (thru 2014); Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013); Genuine Parts Company (thru 2015)

Name (month/year of birth)	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
INDEPENDENT TRUSTEE

Sidney E. Harris (July 1949)	Trustee	Indefinite; since 2004	Professor and Dean Emeritus (since April 2015), Professor (1997-2014), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	29	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013).

Connie D. McDaniel (April 1958)	Trustee	Indefinite; since 2005	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009-2013); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	29	Total System Services, Inc.

INTERESTED TRUSTEE

Ashi S. Parikh* (February 1966)	Trustee	Indefinite; since 2013	Chief Executive Officer and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	29	None

*	Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act, because he is an employee of the Adviser.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders.

The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Bentsen should serve as Trustee because of his business, accounting and auditing experience, his knowledge of the financial services industry and his leadership roles as a Lead Area Managing Partner and Office Managing Partner with KPMG LLP provide him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities.

The Board has concluded that Mr. Biggar should serve as Trustee because of the experience he gained in a variety of roles with different financial and banking institutions, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2007.

The Board has concluded that Mr. Guynn should serve as Trustee because of his experience as a former President and Chief Executive Officer of the Federal Reserve Bank of Atlanta, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2008.

The Board has concluded that Dr. Harris should serve as Trustee because of his background in business, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Funds since 2004.

The Board has concluded that Ms. McDaniel should serve as Trustee because of her business, financial and auditing experience, her knowledge of the financial services industry, and the experience she has gained serving as a Trustee of the Trust since 2005.

The Board has concluded that Mr. Parikh should serve as Trustee because of his experience as CEO and CIO of the Adviser and his knowledge of the financial services industry generally and of mutual funds, including the Trust, specifically, all of which provides him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees. The Board has established the following committees:

Audit Committee. The Board’s Audit Committee is composed exclusively of independent Trustees of the Trust.

The Audit Committee operates under a written charter approved by the Board.

The principal responsibilities of the Audit Committee include:

(i) recommending to the board which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship;

(ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence;

(iii) pre-approving all audit and non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and certain other affiliated entities;

(iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees;

(v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firms’ opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit;

(vi) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements;

(vii) reviewing and reporting to the Board with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Trust, its financial statements or the amount of its dividend;

(viii) considering, in consultation with the independent registered public accounting firm and the Trust’s accounting agent, if any, the independent registered public accounting firm’s report on material weakness if any, in the Trust’s internal financial controls;

(ix) reviewing, in consultation with the Trust’s independent registered public accounting firm, changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements, and reviewing alternative treatments of financial information within general accepted accounting principles, and the ramifications of those treatments on the financial statements, which have been discussed with management; and

(x) other audit related matters.

Messrs. Bentsen, Biggar, Harris and Ms. McDaniel currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed fiscal year.

Governance and Nominating Committee. The Board’s Governance and Nominating Committee is composed exclusively of independent Trustees of the Trust.

The Governance and Nominating Committee operates under a written charter approved by the Board.

The purposes of the Governance and Nominating Committee are:

(i) to evaluate the qualifications of candidates for the Board and to make recommendations to the Independent Trustees and the entire Board as appropriate with respect to nominations for membership on the Board when necessary or considered advisable;

(ii) to review periodically Board governance practices, procedures and operations and to recommend any appropriate changes to the Board;

(iii) to review periodically the size and composition of the Board, as well as the desired qualifications and expertise of Board members, and to make recommendations to the Independent Trustees and the Board as to whether it may be appropriate to modify the membership of the Board;

(iv) to review as necessary the committees established by the Board and to make recommendations to the Board;

(v) to review periodically Trustee compensation and any other benefits and to recommend any appropriate changes to the Board;

(vi) to oversee the continuing education of the Trustees, including to periodically review and make recommendations regarding ongoing Trustee education and orientation for new Trustees;

(vii) to develop, oversee and make recommendations regarding annual self-assessments conducted for the Board and its Committees; and

(viii) to review as necessary any other similar matters relating to the governance of the Trust at the request of any Trustee or on its own initiative.

While the Governance and Nominating Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by shareholders.

A nomination submission must be sent in writing to the Governance and Nominating Committee, addressed to the Secretary of the Trust, and must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees.

Nomination submissions must also be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Nominating Committee.

Ms. McDaniel and Messrs. Bentsen, Biggar, Guynn and Harris currently serve as members of the Governance and Nominating Committee.

The Governance and Nominating Committee meets periodically as necessary. The Governance and Nominating Committee met two times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of December 31, 2015. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”).

Trustee	Dollar Range of Fund Shares		Aggregate Dollar Range of Shares in All Investment Companies Overseen by Trustee in Family of Investment Companies
Tim E. Bentsen	Seix High Grade Municipal Bond Fund	$10,001-$50,000	Over $100,000
	Seix High Income Fund	$10,001-$50,000
	Seix Investment Grade Tax-Exempt Bond Fund	$10,001-$50,000
	Silvant Large Cap Growth Stock Fund	$10,001-$50,000
	Ceredex Large Cap Value Equity Fund	$10,001-$50,000

Jeffrey M. Biggar	Innovative Growth Stock Fund	$1-$10,000	$1-$10,000
	International Equity Fund	$1-$10,000
	Ceredex Large Cap Value Equity Fund	$1-$10,000
	Ceredex Mid-Cap Value Equity Fund	$1-$10,000
	Ceredex Small Cap Value Equity Fund	$1-$10,000

George C. Guynn	Moderate Allocation Strategy	$10,001-$50,000	$10,001-$50,000
	Seix U.S. Government Securities Ultra-Short Bond Fund	$10,001-$50,000
	Seix Ultra-Short Bond Fund	$10,001-$50,000

Sidney E. Harris	Seix High Grade Municipal Bond Fund	Over $100,000	Over $100,000
	Seix High Income Fund	$50,001-$100,000
	Ceredex Mid-Cap Value Equity Fund	$10,001-$50,000
	Seix Floating Rate High Income Fund	Over $100,000
	Seix Ultra-Short Bond Fund	$1-$10,000

Connie D. McDaniel	Innovative Growth Stock Fund	$10,001-$50,000	Over $100,000
	Seix High Yield Fund	$50,001-$100,000
	Silvant Large Cap Growth Stock Fund	$10,001-$50,000
	Ceredex Large Cap Value Equity Fund	$10,001-$50,000
	Ceredex Mid-Cap Value Equity Fund	$50,001-$100,000
	Seix Floating Rate High Income Fund	$10,001-$50,000
	Ceredex Small Cap Value Equity Fund	$10,001-$50,000

Ashi S. Parikh	Aggressive Growth Allocation Strategy	$10,001-$50,000	Over $100,000
	Conservative Allocation Strategy	$10,001-$50,000
	Seix Corporate Bond Fund	$10,001-$50,000
	Growth Allocation Strategy	$10,001-$50,000
	International Equity Fund	$10,001-$50,000
	Silvant Large Cap Growth Stock Fund	$50,001-$100,000
	Ceredex Large Cap Value Equity Fund	$50,001-$100,000
	Ceredex Mid-Cap Value Equity Fund	$50,001-$100,000
	Moderate Allocation Strategy	$10,001-$50,000
	Seix Floating Rate High Income Fund	$50,001-$100,000
	Seix High Grade Municipal Bond Fund	$10,001-$50,000
	Seix High Income Fund	$50,001-$100,000
	Seix Investment Grade Tax-Exempt Bond Fund	$50,001-$100,000
	Seix Total Return Bond Fund	$50,001-$100,000
	Silvant Small Cap Growth Stock Fund	$50,001-$100,000

As of June 30, 2016, the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

Board Compensation. Effective January 1, 2016, each Independent Trustee (except for the Chair of the Board and the Chairs of each Committee) is entitled to receive:

(i) an annual retainer fee of $96,700,

(ii) a quarterly meeting fee of $6,900, and

(iii) a special interim meeting (being a meeting that occurs between regularly scheduled meetings with limited materials for review and a modest time commitment) fee of $4,000.

For the Chairs of each Committee, the annual retainer fee, quarterly meeting fee, and special interim meeting fee are $107,700, $6,900 and $4,000, respectively.

For the Chair of the Board, the annual retainer fee, quarterly meeting fee, and special interim meeting fee are $121,000, $8,700 and $5,000, respectively.

Each Trustee who is a member of the Audit Committee and/or Governance and Nominating Committee (except for the Chair of the Committee), all of whom are Independent Trustees, receives a committee meeting fee of $3,500. The Chair of the Audit Committee receives an Audit Committee meeting fee of $6,500. The Chair of the Governance and Nominating Committee receives a Governance and Nominating Committee meeting fee of $5,500.

Prior to January 1, 2016, each Independent Trustee (except for the Chair of the Board and the Chairs of each Committee) is entitled to receive:

(i) an annual retainer fee of $92,900,

(ii) a quarterly meeting fee of $6,900, and

(iii) a special interim meeting (being a meeting that occurs between regularly scheduled meetings with limited materials for review and a modest time commitment) fee of $4,000.

For the Chairs of each Committee, the annual retainer fee, quarterly meeting fee, and special interim meeting fee are $103,500, $6,900 and $4,000, respectively.

For the Chair of the Board, the annual retainer fee, quarterly meeting fee, and special interim meeting fee are $116,200, $8,700 and $5,000, respectively.

Each Trustee who is a member of the Audit Committee and/or Governance and Nominating Committee (except for the Chair of the Committee), all of whom are Independent Trustees, receives a meeting fee of $3,500. The Chair of each Committee receives a meeting fee of $5,500.

The aggregate compensation paid to each Trustee is allocated on a pro rata basis among each Fund based on the relative net assets of each Fund. The Funds also reimburse the Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The table below shows the compensation paid to the Trustees during the fiscal year ended March 31, 2016

Name of Trustee	Aggregate Compensation from the Trust ($)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust ($)
Tim E. Bentsen	153,250	N/A	N/A	153,250
Jeffrey M. Biggar	145,850	N/A	N/A	145,850
George C. Guynn	135,350	N/A	N/A	135,350
Sidney E. Harris	178,400	N/A	N/A	178,400
Warren Y. Jobe*	25,875	N/A	N/A	25,875
Connie D.McDaniel	165,550	N/A	N/A	165,550
Ashi S. Parikh**	0	N/A	N/A	0

*	Mr. Jobe ended his tenure as a Trustee effective May 12, 2015.
**	Mr. Parikh is an Interested Trustee and therefore does not receive any compensation from the Trust.

TRUST OFFICERS

The officers of the Trust, their business addresses, their ages, and their principal occupations for the last five years are set forth below. The officers of the Trust who are employees of the Administrator may also serve as officers to one or more mutual funds for which the Administrator or its affiliates act as administrator or transfer agent. None of the officers receive compensation from the Trust for their services.

Officers of the Trust are elected annually by the Board and hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

Name, Address and (month/year of birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (November 1972)	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).

James L. Love 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (December 1968)	Chief Compliance Officer	One year; since April 2016	Managing Director and Chief Compliance Officer, RidgeWorth Investments (since 2016); Chief Compliance Officer and Deputy General Counsel, U.S. Global Investors (2007–2015).

Name, Address and (month/year of birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Benjamin H. Lowe 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (March 1978)	Treasurer and Chief Financial Officer	One year; since 2015	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005–2011).

James Bacik State Street Bank and Trust Co. 1 Iron Street Boston, MA 02110 (May 1975)	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 2001).*

Patrick J. Keniston Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 (January 1964)	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2013	Managing Director, Foreside Fund Officer Services, LLC (October 2008 – present).

Karen Jacoppo-Wood State Street Bank and Trust Company 100 Summer Street Boston, MA 02111 (December 1966)	Secretary and Chief Legal Officer	One year; since 2014	Vice President and Managing Counsel, State Street Bank and Trust Company (since 2014); Vice President, RMR Advisors, Inc./RMR Funds (2007–2014).*

Rebecca Gilding State Street Bank and Trust Company 100 Summer Street Boston, MA 02111 (December 1979)	Assistant Secretary	One year; since May 2016	Vice President and Counsel, State Street Bank and Trust Company (Since 2016); Assistant Vice President and Associate Counsel, Brown Brothers Harriman and Co. (2013-2016); Assistant Vice President, Citi Fund Services, Inc. (2005-2013).

*	During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his current title.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Equity Funds and Fixed Income Funds may be made on any day the New York Stock Exchange (“NYSE”) is open for business.

The Trust reserves the right to open the Fixed Income Funds when the principal bond markets are open for business even if the NYSE is closed.

Shares of each Fund are offered and redeemed on a continuous basis.

The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders (“Orders”). Such brokers are authorized to designate other intermediaries to receive Orders on the Funds’ behalf. The Fund will be deemed to have received an Order when an authorized broker, or if applicable, a broker’s authorized designee, receives the Order. The Order will be priced at the Fund’s NAV next computed after it is received by an authorized broker or the broker’s authorized designee.

Currently, the NYSE is closed on the days the following holidays are observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Currently, the Fed and the principal bond markets are closed on the same days that the NYSE is closed except for Good Friday. In addition, the Fed and the principal bond markets are closed on the days that Columbus Day and Veterans Day are observed.

It is currently the Trust’s policy to pay for all redemptions in cash; however, the Trust retains the right to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash.

Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Board of Trustees has adopted procedures which permit the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust’s investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s portfolio securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.

The Trust reserves the right to postpone payment or redemption proceeds for up to seven days if the redemption would harm existing shareholders. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or State Street Bank are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees, Officers or employees of the Adviser and its affiliates. “Immediate Family” means a spouse/domestic partner, mother, father, mother-in-law, father-in-law or children (including step children) age 21 years or under.

Currently, the front-end sales charge is waived on A Shares purchased by Trustees, Officers, employees of the Adviser, and its affiliates and their respective immediate family members.

At the close of business on April 20, 2012, the following shareholders may no longer purchase shares of the Small Cap Value Equity Fund:

•	Financial institutions and intermediaries that maintain omnibus account arrangements with the Small Cap Value Equity Fund may not purchase shares of the Small Cap Value Equity Fund for their clients who do not own shares of the Small Cap Value Equity Fund at the close of business on April 20, 2012. It is the financial institutions’ and intermediaries’ responsibility to enforce this requirement.

•	If a shareholder’s account in the Fund is closed after April 20, 2012, additional investments in the Small Cap Value Equity Fund will not be accepted, unless the investor meets one of the criteria below.

The Small Cap Value Equity Fund will, however, permit the following purchases of its shares after April 20, 2012:

•	Qualified or non-qualified retirement plans (for example, 401(k), profit sharing, pension and defined benefit, and deferred compensation plans) invested in the Small Cap Value Equity Fund as of April 20, 2012 may continue to open new plan participant accounts within such plans.

•	Investments by or through an investment manager, broker-dealer or bank utilizing a model-driven program that has established existing accounts in the Small Cap Value Equity Fund by the close of business on April 20, 2012.

•	Investors who signed a Letter of Intent and Mutual Fund Programs that sign a Letter of Understanding with the Small Cap Value Equity Fund by April 20, 2012 may continue to purchase shares of the Fund after that date.

•	Investments by other series of RidgeWorth Funds that are (or may in the future be) permitted to invest in the Small Cap Value Equity Fund.

Rights of Accumulation. In calculating the appropriate sales charge rate, rights of accumulation allow you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A shares you are currently purchasing.

The Funds will combine the value of your current purchases with the current market value of any shares previously purchased for:

•	your individual account(s),

•	your spouse’s/domestic partner’s account(s),

•	joint account(s) with your spouse/domestic partner, and

•	your minor children’s trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation.

To be entitled to a reduced sales charge based on shares already owned, you must let the Funds know at the time you make the purchase for which you are seeking the reduction that you qualify for such a reduction.

You may be required to provide the Funds with your account number(s), account name(s), and copies of the account statements, and if applicable, the account number(s), account name(s), and copies of the account statements, for your spouse/domestic partner and/or children (and provide the children’s ages).

A financial institution may require documentation or other information in order to verify your eligibility for a reduced sales charge. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent. A Letter of Intent allows you to purchase A Shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time.

Reinvested dividends or capital gain distributions do not apply toward these combined purchases.

To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow the following amounts for the following Funds, of the total amount you intend to purchase:

•	5.75% for the following Funds: Aggressive Growth Allocation Strategy, Capital Innovations Global Resources and Infrastructure Fund, Growth Allocation Strategy, Innovative Growth Stock Fund, International Equity Fund, Silvant Large Cap Growth Stock Fund, Ceredex Large Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund, Moderate Allocation Strategy, Silvant Small Cap Growth Stock Fund, and Ceredex Small Cap Value Equity Fund;

•	4.75% for the following Funds: Conservative Allocation Strategy, Seix Core Bond Fund, Seix Corporate Bond Fund, Seix Georgia Tax-Exempt Bond Fund, Seix High Grade Municipal Bond Fund, Seix High Income Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix North Carolina Tax-Exempt Bond Fund, Seix High Yield Fund, Seix Total Return Bond Fund, and Seix Virginia Intermediate Municipal Bond Fund; and

•	2.50% for the following Funds: Seix Floating Rate High Income Fund, Seix Short-Term Bond Fund, Seix Short Term Municipal Bond Fund and Seix U.S. Mortgage Fund.

DETERMINATION OF NET ASSET VALUE

General Policy. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except securities traded on NASDAQ), including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security’s principal exchange is normally open at that time).

If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price, or if such prices are not available, the security will be valued at fair value as determined in good faith by the Board. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents.

Such values generally reflect the last reported sales price if the security is actively traded.

The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Board.

The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time) as provided by an independent pricing service approved by the Board.

Use of Third-Party Pricing Agents. Pursuant to contracts with the Trust’s Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator. If a security price cannot be obtained from an independent pricing service, the Trust’s accounting agent will seek to obtain a bid price from at least one independent broker.

Investments in other investment companies are valued at their respective daily net asset values.

Amortized Cost Method of Valuation. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument.

While this method provides certainty in valuation, it may result in periods during which a security’s value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.

Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors.

No attempt is made to present a comprehensive explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust’s prospectuses is not intended as a substitute for careful tax planning.

U.S. Federal Income Tax. This discussion of federal income tax considerations is based on the Internal Revenue Code and the regulations issued thereunder, in effect on the date of this SAI.

New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a RIC under the Internal Revenue Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net tax-exempt interest income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain) computed without regard to the dividends-paid deduction (the “Distribution Requirement”) and also must meet several additional requirements.

Among these requirements are the following:

(i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (“QPTPs”), which generally include MLPs (the “90% Income Test”),

(ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and

(iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of the Fund’s assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers engaged in the same or similar businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more QPTPs.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least the sum of 90% of its net tax-exempt interest income plus 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for that year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the U.S. federal excise tax applicable to RICs but can make no assurances that distributions will be sufficient to avoid this tax.

If a Fund meets the Distribution Requirement, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who

(i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated,

(ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and

(iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

For purposes of the 90% Income Test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a RIC, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

If a Fund fails to satisfy the 90% Income Test or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification for treatment as a RIC for a tax year, and the relief provisions are not available, that Fund will be subject to U.S. federal income tax on its taxable income and gains at corporate rates, without any deduction for distributions paid to shareholders, and distributions to shareholders (including any dividends attributable to tax-exempt interest income or net capital gains) will be taxed as ordinary income to the extent of that Fund’s current and accumulated earnings and profits. In such case, the dividends-received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income may be available to individual shareholders. The Allocation Strategies, as shareholders of other Funds and ETFs (collectively, “Underlying Funds”), would not necessarily incur any income tax liability on distributions from an Underlying Fund that fails to qualify for treatment as a RIC, provided the Allocation Strategies continue to qualify as RICs and distribute substantially all of their net investment income and net capital gains to their shareholders in accordance with the timing requirements imposed by the Internal Revenue Code. However, the failure of an Underlying Fund to maintain its RIC status may adversely affect the ability of any Allocation Strategy that invests in the Underlying Fund to maintain its RIC status. To requalify for treatment as a RIC in a subsequent taxable year, a Fund that loses its RIC status would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any years in which the Fund failed to qualify for tax treatment as a RIC. If a

Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

An Allocation Strategy will not be able to offset gains distributed by any Underlying Fund in which it invests against losses incurred by another Underlying Fund in which it invests because the Underlying Funds cannot distribute losses. An Allocation Strategy’s redemptions of shares in Underlying Funds, including those resulting from changes in the allocation among Underlying Funds, could cause the Allocation Strategy to recognize taxable gains or losses. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Allocation Strategy. Further, certain losses on redemptions of shares in the Underlying Funds may be disallowed or deferred.

Any loss realized by an Allocation Strategy on a disposition of an Underlying Fund’s shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Allocation Strategy on those shares and, to the extent not disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Allocation Strategy of net long-term capital gain with respect to such shares (including any amounts credited to the Allocation Strategy as undistributed capital gains). An Allocation Strategy’s long-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for individual and certain other non-corporate shareholders. Short-term capital gains earned by an Underlying Fund will be treated as ordinary dividends when distributed to an Allocation Strategy and therefore may not be offset by any short-term capital losses incurred by the Allocation Strategy. An Allocation Strategy’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individual and certain other non-corporate shareholders. As a result of these factors, the use of the fund-of-funds structure by the Allocation Strategies could adversely affect the amount, timing and character of distributions to Allocation Strategy shareholders. Distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions from any net capital gains are taxable to non-corporate shareholders as long-term capital gains regardless of how long they have held their shares in the Fund. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Other dividends, other than exempt-interest dividends (as described below), are taxable either as ordinary income or as “qualified dividend income”, which is taxable to non-corporate shareholders at U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or certain other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States). In general, a Fund may report its distributions to shareholders as qualified dividend income to the extent it receives qualified dividend income from its investments. An Allocation Strategy’s qualified dividend income will generally include qualified dividend income the Allocation Strategy receives from Underlying Funds that received such income as qualified dividend income and reported it as such. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gains derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the distributing Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In the case of an Allocation Strategy, the Underlying Fund from which the Allocation Strategy received the qualified dividend income must also meet holding period and other requirements with respect to the dividend paying stocks in its portfolio. A Fund’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. If a Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, such income will also not be qualifying dividends eligible for the dividends-received deduction for corporate investors. Withholding taxes accrued on dividends during the period that any security was not directly held by a Fund will not qualify as a foreign tax paid by a Fund and therefore cannot be passed through to shareholders.

Distributions from a Fund and gain realized on the sale or exchange of Fund shares are generally taken into account for purposes of the 3.8% U.S. federal Medicare contribution tax on all or a portion of the “net investment income” of individuals with income exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. “Net investment income” for this purpose does not include exempt-interest dividends (described below).

At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in that Fund’s investments or to undistributed capital gains of the Fund. Consequently, subsequent distributions by that Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. Shareholders who have not held Fund shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gains, respectively, actually earned during the shareholder’s period of investment in the Fund.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Each Fund in which you invest will inform you shortly after the close of each calendar year of the amount of your ordinary income dividends, exempt-interest dividends, qualified dividend income, and capital gain distributions.

If a Fund’s distributions for a taxable year exceed its earnings and profits, all or a portion of the distributions made for that taxable year may be re-characterized as a return of capital or as capital gain to shareholders. A return of capital distribution by a Fund will generally not be taxable, but will reduce each shareholder’s cost basis in its shares in the Fund but not below zero and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis has been reduced to zero, distributions to that shareholder in excess of that shareholder’s share of the Fund’s current and accumulated earnings and profits will be treated as gains from the sale of Fund shares.

If a shareholder that is a tax-exempt investor (e.g., a pension plan, individual retirement account, 401(k) plan, similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares will constitute unrelated business taxable income (“UBTI”). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

Sale, Redemption or Exchange of Fund Shares

Sales and redemptions of Fund shares are generally taxable transactions for U.S. federal, state and local income tax purposes. The Funds will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. Please consult your tax advisor regarding specific questions about federal, state and local income taxes.

In general, if Fund shares are sold or redeemed, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds his or her shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term capital gain or loss if held for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if a shareholder sells shares that have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of any amounts treated as long-term capital gain distributions (including any amounts credited to the shareholder as undistributed capital gain). Second, any loss recognized by a shareholder upon the sale or redemption of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. Losses on sales of shares in a Tax-Exempt Fixed Income Fund generally will not be disallowed under the second rule, but a loss on a sale of shares in an Allocation Strategy may be disallowed if the Allocation Strategy distributes exempt-interest dividends. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Upon a redemption of a Fund’s shares, the Fund is generally required to report the gross proceeds paid in the redemption. Upon a redemption of a Fund’s shares purchased on or after January 1, 2012, the Fund (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish to the shareholder cost basis information and indicate whether these shares had a short-term or long-term holding period. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. Each Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, each Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for a sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. If an election to use a method other than the average basis method is not made on or prior to the date of the shareholder’s first redemption or exchange of the applicable Fund’s shares, the shares in the account at the time of the election will retain their bases as determined under the average basis method after the redemption or exchange. Fund shareholders should consult with their tax advisors prior to redeeming shares to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of Fund shares. Thus, an investor generally cannot claim a loss if it sells a security and then repurchases that security within 30 days. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

In certain cases, a Fund will be required to withhold, at the applicable “backup withholding” rate, an amount from any distributions (including exempt-interest dividends) and any proceeds of redemptions, exchanges, or repurchases of Fund shares to shareholders, and to remit such amount to the IRS if the shareholder:

(i) has failed to provide a correct taxpayer identification number,

(ii) is subject to backup withholding by the IRS,

(iii) has failed to provide the Fund with certain certifications that are required by the IRS, or

(iv) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

The backup withholding rate is 28%.

Tax-Exempt Fixed Income Funds

If, at the close of each quarter of its taxable year, a Fund qualifies as a RIC and at least 50% of the value of the Fund’s total assets consists of obligations the interest on which is excludable from gross income under section 103(a) of the Internal Revenue Code (e.g., bonds issued by U.S. states and municipalities), such Fund may pay “exempt-interest dividends” to its shareholders.

That part of such Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by the Fund as an “exempt-interest dividend” under the Internal Revenue Code. Exempt-interest dividends are excluded from a shareholder’s gross income under the Internal Revenue Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month.

An Allocation Strategy may be eligible to report distributions as exempt-interest dividends even if tax-exempt obligations do not comprise at least 50% of its assets.

As noted in their prospectuses, the Tax-Exempt Fixed Income Funds intend to pay exempt-interest dividends. Exempt-interest dividends are excludable from a shareholder’s gross income for regular federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (the “AMT”) imposed by Section 55 of the Internal Revenue Code. The AMT may be imposed on exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain “private activity bonds” issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the AMT for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will generally be included in the corporation’s “adjusted current earnings,” as defined in Section 56(g) of the Internal Revenue Code, in calculating the corporation’s alternative minimum taxable income for purposes of determining the AMT. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and interest earned on such bonds (and exempt-interest dividends attributable to such interest) generally will not be treated as a tax preference item and generally will not result in or increase a corporate shareholder’s liability for the AMT.

Distributions of exempt-interest dividends by Tax-Exempt Fixed Income Funds (or any Allocation Strategy that distributes exempt-interest dividends) may have other U.S. federal income tax consequences to shareholders. For example, interest on indebtedness incurred by shareholders to purchase or carry shares of such a Fund will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for “losses incurred” will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the U.S. will be subject to a “branch profits tax” on their “dividend equivalent amount” for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their “passive investment income,” which could include exempt-interest dividends. Shareholders receiving Social Security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by a Fund.

A Fund that distributes exempt-interest dividends may not be an appropriate investment for persons (including corporations and other business entities) who are “substantial users” (or persons related to such users) of facilities financed by industrial development or private activity bonds. A “substantial user” is defined generally to include certain persons who regularly use in a trade or business a facility financed from the proceeds of industrial development bonds or private activity bonds. Such entities or persons should consult their tax advisor before purchasing shares of such a Fund.

Issuers of tax-exempt bonds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Internal Revenue Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Funds will make annual reports to shareholders of the U.S. federal income tax status of all distributions.

U.S. Tax Treatment of Foreign Shareholders.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. Distributions of net capital gain and exempt-interest dividends are generally exempt from this 30% withholding tax. The 30% withholding tax also generally will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S. source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for its taxable year over its net long-term capital loss, if any.

If a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions other than exempt-interest dividends payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

Taxation of Certain Investments

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or losses or capital gains or losses, accelerate the recognition of income to a Fund, and/or defer a Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

With respect to investments in STRIPs, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its shareholders, a Fund may have to sell securities, or borrow cash, to distribute such imputed income. Such sales may happen at a time when the Adviser would not otherwise have chosen to sell such securities and will generally result in taxable gain or loss.

In addition, in the case of any shares of a “passive foreign investment company” in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

A Fund’s transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the

Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the requirements for avoiding income and excise taxes. Each of the Funds intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent its disqualification as a RIC and minimize the imposition of income and excise taxes.

Capital Innovations Global Resources and Infrastructure Fund

The Fund’s ability to invest in MLPs is limited by the Fund’s intent to qualify as a RIC. In order to qualify as a RIC, the Fund generally may not invest more than 25% of the value of its total assets in securities of QPTPs (which generally include MLPs). The Fund intends to satisfy the requirements for qualification as a RIC and to limit its investments in MLPs accordingly. In certain cases, the status of an investment as an investment in a QPTP is not clear.

When the Fund invests in the equity securities of an MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, the Fund will be treated as a partner in the entity for tax purposes. Accordingly, in calculating the Fund’s taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to the Fund. Distributions from such an entity to the Fund are not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to the Fund exceeds the Fund’s adjusted tax basis in its interest in the entity. In general, the Fund’s allocable share of such an entity’s net income will increase the Fund’s adjusted tax basis in its interest in the entity, and distributions to the Fund from such an entity and the Fund’s allocable share of the entity’s net losses will decrease the Fund’s adjusted basis in its interest in the entity, but not below zero. The Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income the Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, the Fund’s investments in such an entity may lead the Fund to make distributions in excess of its earnings and profits, or the Fund may be required to sell investments, including when not otherwise advantageous to do so, in order to satisfy the distribution requirements applicable to RICs in connection with income allocated to the Fund from such an entity.

Depreciation or other cost recovery deductions passed through to the Fund in a given year from an investment in an MLP or another entity treated as a partnership for U.S. federal income tax purposes will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years upon either (i) the Fund’s sale of an interest in the MLP or other entity or (ii) the sale or other disposition of property held by the MLP or other entity. When recognized and distributed by the Fund, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though the shareholders at that time might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Net Capital Loss Carryforwards. The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. A Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. Net capital losses recognized in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before a Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

As of March 31, 2016, the accumulated short-term and long-term capital loss carryforwards for the Equity Funds from taxable years beginning after December 22, 2010 were as follows:

Fund	Short-Term ($)	Long-Term ($)	Total ($)
Capital Innovations Global Resources and Infrastructure Fund	661,695	166,419	828,114

As of March 31, 2016, the accumulated capital loss carryforwards and expiration dates for the Equity Funds from taxable years beginning on or before December 22, 2010 were as follows:

	Expires
Fund	2017 ($)	2018 ($)	Total ($)
Innovative Growth Stock Fund [1]	1,372,837	—	1,372,837
International Equity Fund[2]	—	1,649,094	1,649,094
Silvant Large Cap Growth Stock Fund[3]	1,639,873	—	1,639,873

[1]	Of the $1,600,850 of remaining capital loss carryforwards acquired on April 27, 2012, in the merger with the RidgeWorth Emerging Growth Stock Fund and subject to limitations as a result of this acquisition, $228,013 was utilized. The remaining $1,372,837 will expire in 2017 if not used.
[2]	Of the $2,473,641 of remaining capital loss carryforwards subject to limitations due to an ownership change on May 22, 2013, $824,547 was utilized, and the remaining $1,649,094, will expire in 2018 if not used.
[3]	Of the $3,279,747 of remaining capital loss carryforwards acquired on March 1, 2013, in the merger with the RidgeWorth Large Cap Core Growth Stock Fund and subject to limitations as a result of this acquisition, $1,639,874 was utilized, and the remaining $1,639,873, will expire in 2017 if not used.

As of March 31, 2016, the deferred short-term and long-term capital losses incurred after October 31, 2015 for the Equity Funds were as follows:

Fund	Short-Term ($)	Long-Term ($)	Total ($)
Large Cap Value Equity Fund	76,570,240	(27,321,809)	49,248,431
Mid-Cap Value Equity Fund	57,488,324	(14,768,945)	42,719,379
Small Cap Value Equity Fund	9,263,579	13,603,290	22,866,869

As of March 31, 2016, the accumulated short-term and long-term capital loss carryforwards for the Fixed Income Funds from taxable years beginning after December 22, 2010 were as follows:

Fund	Short-Term ($)	Long-Term ($)	Total ($)
Seix Corporate Bond Fund	156,102	—	156,102
Seix Floating Rate High Income Fund	40,806,533	146,126,939	186,933,472
Seix High Income Fund	29,363,462	49,630,019	78,993,481
Seix High Yield Fund	24,340,402	39,107,629	63,448,031
Seix U.S. Government Securities Ultra-Short Bond Fund	10,992,974	2,278,292	13,271,466
Seix Ultra-Short Bond Fund	237,470	231,205	468,675

As of March 31, 2016, the accumulated capital loss carryforwards and expiration dates for the Fixed Income Funds from taxable years beginning on or before December 22, 2010 were as follows:

		Expires
Fund	2017 ($)	2018 ($)	2019 ($)	Total ($)
Seix Floating Rate High Income Fund	25,038,485	—	—	25,038,485
Seix Limited Duration Fund[1]	—	827,086	—	827,086
Seix Short-Term Bond Fund	—	1,200,277	—	1,200,277
Seix U.S. Government Securities Ultra-Short Bond Fund	—	—	8,408,484	8,408,484
Seix U.S. Mortgage Fund[2]	—	—	—	—
Seix Ultra-Short Bond Fund	202,726	1,362,740	451,224	2,016,690

[1]	Of the $829,060 of capital loss carryforwards subject to limitations due to an ownership change on June 30, 2013, $1,974 was utilized, and the remaining $827,086, will expire in 2018 if not used.
[2]	Of the $695,758 of capital loss carryforwards subject to limitations due to an ownership change on January 31, 2014, $74,055 was utilized, and the remaining $621,703, expired unused.

As of March 31, 2016, the deferred short-term and long-term capital losses incurred after October 31, 2015 for the Fixed Income Funds were as follows:

Fund	Short-Term ($)	Long-Term ($)	Total ($)
Seix Corporate Bond Fund	137,223	26,771	163,994
Seix Limited Duration Fund	—	608	608
Seix Short-Term Bond Fund	7,996	10,637	18,633
Seix U.S. Mortgage Fund	49,293	(24,722)	24,571

State Taxes. A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for U.S. federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes.

Subject to certain limitations, dividends that are attributable to interest earned on direct obligations of the U.S. government may be, in some states, exempt from certain state and local taxes. Investments in GNMA and Fannie Mae securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for this exemption from state and local taxes. The rules on exclusion of this income may be different for corporations.

Shareholders are urged to consult their tax advisors regarding state and local taxes affecting an investment in shares of a Fund.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities.

Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If a Fund meets the Distribution Requirement, and if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to, file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. The electing Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, take these taxes into account in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s U.S. federal income tax.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of such foreign taxes, although such shareholders will be required to include their shares of such taxes in gross income if the applicable Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. An Allocation Strategy may be able to make this election even though stocks and securities of foreign corporations do not comprise more than 50% of the value of its assets. An electing Allocation Strategy’s shareholders will effectively receive the benefit of a foreign tax credit or a tax deduction with respect to foreign and U.S. possessions income taxes paid by Underlying Funds in which the Allocation Strategy invests.

FUND TRANSACTIONS

Brokerage Transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board, the Adviser or Subadviser is responsible for placing the orders to execute transactions for a Fund.

In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

Where possible, the Adviser or the Subadviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account.

On occasion, securities may be purchased directly from the issuer.

While the Adviser or the Subadviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available due to reasons described herein.

The money market securities in which the Funds invest are traded primarily in the OTC market. Money market and debt securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Certain Funds may also enter into financial futures and option contracts, which normally involve brokerage commissions. The cost of executing fixed income portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

	Aggregate Dollar Amount of Brokerage Commissions Paid ($)
Fund	2016	2015	2014
Aggressive Growth Allocation Strategy	2,161	1,587	1,060
Capital Innovations Global Resources and Infrastructure Fund	4,657*	3,670**	4,041**
Ceredex Large Cap Value Equity Fund	1,658,482	1,758,550	1,808,184
Ceredex Mid-Cap Value Equity Fund	5,129,261	4,591,960	4,895,206
Ceredex Small Cap Value Equity Fund	817,249	764,449	1,263,695
Conservative Allocation Strategy	7,951	1,760	2,028
Growth Allocation Fund	10,488	2,821	2,505
Innovative Growth Stock Fund	26,842	30,478	33,002
International Equity Fund	90,444	36,694	129,234
Moderate Allocation Strategy	15,387	4,834	5,704
Seix Core Bond Fund	0	0	0
Seix Corporate Bond Fund	0	0	0
Seix Floating Rate High Income Fund	0	0	0
Seix Georgia Tax-Exempt Bond Fund	0	0	0
Seix High Grade Municipal Bond Fund	0	0	0
Seix High Income Fund	0	0	0
Seix High Yield Fund	0	0	0
Seix Investment Grade Tax-Exempt Bond Fund	0	0	0
Seix Limited Duration Fund	0	0	0
Seix North Carolina Tax-Exempt Bond Fund	0	0	0
Seix Short-Term Bond Fund	0	0	0
Seix Short-Term Municipal Bond Fund	0	0	0
Seix Total Return Bond Fund	0	0	0
Seix U.S. Government Securities Ultra-Short Bond Fund	0	0	27,873
Seix U.S. Mortgage Fund	0	0	0
Seix Ultra-Short Bond Fund	0	0	2,070
Seix Virginia Intermediate Municipal Bond Fund	0	0	0
Silvant Large Cap Growth Stock Fund	30,465	48,881	81,360
Silvant Small Cap Growth Stock Fund	179,882	135,651	344,975

*	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund paid $4,126 in aggregate brokerage commissions on portfolio transactions. For the period February 20, 2016 to March 31, 2016, the Fund paid $531 in aggregate brokerage commissions on portfolio transactions.
**	For the Predecessor Fund’s fiscal years ended November 30, 2015 and November 30, 2014.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, a Funds’ Adviser or Subadviser may select a broker based upon brokerage or research services provided to the Adviser or Subadviser.

The Adviser or Subadviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser or Subadviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer.

In addition to agency transactions, the Adviser or Subadviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

Brokerage and research services include:

(i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities;

(ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and

(iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In the case of research services, the Adviser or Subadviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information, which assists in the valuation and pricing of investments.

Examples of research-oriented services for which the Adviser or Subadviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

The Adviser or Subadviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser or Subadviser will be in addition to and not in lieu of the services required to be performed by the Funds’ Adviser or Subadviser under the Advisory or Subadvisory Agreement. Any advisory or other fees paid to the Adviser or Subadviser are not reduced as a result of the receipt of research services.

In some cases the Adviser or Subadviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser or Subadviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.

The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Subadviser will use its own funds to pay for the percentage of the service that is used for non-research purposes.

In making this good faith allocation, the Adviser or Subadviser faces a potential conflict of interest, but the Adviser or Subadviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Subadviser with research services.

FINRA (the Financial Industry Regulatory Authority) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Subadviser:

	Total Dollar Amount of Brokerage Commissions for Research Services ($)			Total Dollar Amount of Transactions Involving Brokerage Commissions For Research Services ($)
Fund	2016	2015	2014	2016	2015	2014
Aggressive Growth Allocation Strategy		0	0		0	0
Capital Innovations Global Resources and Infrastructure Fund	0*	0**	0**	0*	0**	0**
Ceredex Large Cap Value Equity Fund	0	1,571,778	1,592,512	0	2,972,949,935	2,786,254,764
Ceredex Mid-Cap Value Equity Fund	0	3,753,523	3,908,312	0	6,282,077,688	5,943,135,892
Ceredex Small Cap Value Equity Fund	0	715,550	1,109,546	0	747,795,985	1,194,632,864
Conservative Allocation Strategy	0	0	0	0	0	0
Growth Allocation Strategy	0	0	0	0	0	0
Innovative Growth Stock Fund	25,754	27,994	31,139	37,673,122	51,427,904	56,435,356
International Equity Fund	0	36,563	129,276	0	27,486,023	317,157,678
Moderate Allocation Strategy	0	0	0	0	0	0
Seix Core Bond Fund	0	0	0	0	0	0
Seix Corporate Bond Fund	0	0	0	0	0	0
Seix Floating Rate High Income Fund	0	0	0	0	0	0
Seix Georgia Tax-Exempt Bond Fund	0	0	0	0	0	0
Seix High Grade Municipal Bond Fund	0	0	0	0	0	0
Seix High Income Fund	0	0	0	0	0	0
Seix High Yield Fund	0	0	0	0	0	0
Seix Investment Grade Tax-Exempt Bond Fund	0	0	0	0	0	0
Seix Limited Duration Fund	0	0	0	0	0	0
Seix North Carolina Tax-Exempt Bond Fund	0	0	0	0	0	0
Seix Short-Term Bond Fund	0	0	0	0	0	0
Seix Short-Term Municipal Bond Fund	0	0	0	0	0	0
Seix Total Return Bond Fund	0	0	0	0	0	0
Seix U.S. Government Securities Ultra-Short Bond Fund	0	0	0	0	0	0
Seix U.S. Mortgage Fund	0	0	0	0	0	0
Seix Ultra-Short Bond Fund	0	0	0	0	0	0
Seix Virginia Intermediate Municipal Bond Fund	0	0	0	0	0	0
Silvant Large Cap Growth Stock Fund	0	46,897	73,680	0	116,479,302	143,151,145
Silvant Small Cap Growth Stock Fund	0	125,663	317,444	0	144,777,333	332,891,973

*	For the period December 1, 2015 to February 19, 2016 (the date of the Reorganization), the Predecessor Fund paid $0 in brokerage commissions for research services. For the period February 20, 2016 to March 31, 2016, the Fund paid $0 in brokerage commissions for research services.
**	For the Predecessor Fund’s fiscal years ended November 30, 2015 and November 30, 2014.

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Subadviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC.

Under the 1940 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund if written procedures are in effect expressly permitting the affiliate to receive and retain such compensation.

These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

For those transactions not occurring on an exchange, the rules generally require that no more than two percent be charged if the sale is effected in connection with a secondary distribution or more than one percent of the purchase or sale price if the sale is effected otherwise. The Trustees, including those who are not “interested persons” of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended March 31, 2016, March 31, 2015, and March 31, 2014, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

The following table shows the value of the aggregate holdings of securities by issuers’ of the Funds’ “regular” brokers or dealers (as defined in the 1940 Act) as of March 31, 2016:

Fund	Dollar Amount of Securities Held as of March 31, 2016 ($)
Silvant Large Cap Growth Stock Fund
State Street Bank & Trust Co.	331,142
Morgan Stanley	3,051,095

Ceredex Large Cap Value Equity Fund
JPMorgan Chase & Co.	57,161,394
Citigroup, Inc.	34,516,813
State Street Bank & Trust Co.	95,041,854
Morgan Stanley	42,893,200
Wells Fargo & Company	74,058,262

Ceredex Mid-Cap Value Equity Fund
State Street Bank & Trust Co.	90,734,440
BB&T Corp.	34,600,800

Silvant Small Cap Growth Stock Fund
State Street Bank and Trust Company	333,280
Evercore Partners	501,251

Ceredex Small Cap Value Equity Fund
State Street Bank and Trust Company	1,252.55
Evercore Partners	19,857,510
Oppenheimer Holdings Inc.	235,280

Aggressive Growth Allocation Strategy
State Street Bank and Trust Company	271,087

Growth Allocation Strategy
State Street Bank and Trust Company	1,646,538

Moderate Allocation Strategy
State Street Bank and Trust Company	2,950,327

Fund	Dollar Amount of Securities Held as of March 31, 2016 ($)
Conservative Allocation Strategy
State Street Bank and Trust Company	1,686,970

Seix Core Bond Fund
Citigroup, Inc.	1,054,890
Goldman Sachs	1,127,214
Bank of America Corp.	1,606,332
U.S. Bancorp	1,071,356
JPMorgan Chase & Co.	829,510
Morgan Stanley	1,931,589
Wells Fargo	948,973
Lloyds Bank	600,124
Credit Suisse Group	872,856

Seix Corporate Bond Fund
U.S. Bancorp	319,315
Morgan Stanley	393,281
JPMorgan Chase & Co.	225,772
Wells Fargo	247,223
Goldman Sachs	189,970
TD Securities	374,363
Bank of America Corp.	212,219

Seix Short-Term Bond Fund
JPMorgan Chase & Co.	587,300
Citigroup, Inc.	541,222
Credit Suisse Group	842,602
Lloyds Bank	541,749
Goldman Sachs	839,682
Wells Fargo	741,312

Seix Total Return Bond Fund
JPMorgan Chase & Co.	3,771,599
Morgan Stanley	10,198,738
U.S. Bancorp	4,981,362
Bank of America Corp.	2,060,378
Wells Fargo	3,935,412
Goldman Sachs	2,986,696
Credit Suisse Group	3,350,096
Lloyds Bank	2,240,461

Seix Ultra-Short Bond Fund
JPMorgan Chase & Co.	1,210,385
Bank of America Corp.	1,437,897
Goldman Sachs	1,876,684
Wells Fargo	861,525
Lloyds Bank	1,397,772

PORTFOLIO TURNOVER RATE

Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.

Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate.

Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year.

The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover.

Each Fund’s portfolio turnover rate for the fiscal years ended March 31, 2016 and 2015 is shown in the table below. Variations in turnover rate may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Adviser’s investment outlook.

	Turnover Rate (%)
Fund	2016	2015
Aggressive Growth Allocation Strategy	43	36
Capital Innovations Global Resources and Infrastructure Fund	23	19	*
Ceredex Large Cap Value Equity Fund	66	73
Ceredex Mid-Cap Value Equity Fund	98	94
Ceredex Small Cap Value Equity Fund[1]	36	10
Conservative Allocation Strategy[2]	40	17
Growth Allocation Strategy	29	23
Innovative Growth Stock Fund	59	42
International Equity Fund[3]	114	41
Moderate Allocation Strategy	26	18
Seix Core Bond Fund	232	168
Seix Corporate Bond Fund	84	90
Seix Floating Rate High Income Fund	33	29
Seix Georgia Tax-Exempt Bond Fund	41	55
Seix High Grade Municipal Bond Fund	171	228
Seix High Income Fund	77	86
Seix High Yield Fund	76	72
Seix Investment Grade Tax-Exempt Bond Fund	139	144
Seix Limited Duration Fund	50	45
Seix North Carolina Tax-Exempt Bond Fund	42	51
Seix Short-Term Bond Fund[4]	87	199
Seix Short-Term Municipal Bond Fund	82	148
Seix Total Return Bond Fund	181	173
Seix U.S. Government Securities Ultra-Short Bond	52	34
Seix U.S. Mortgage Fund	233	165
Seix Ultra-Short Bond Fund	59	54
Seix Virginia Intermediate Municipal Bond Fund	48	59
Silvant Large Cap Growth Stock Fund	10	13
Silvant Small Cap Growth Stock Fund[5]	73	31

[1]	The increase in portfolio turnover in the Fund was attributable to exceptionally low 2015 turnover, and 2016 returning to more normal levels given increased market volatility, particularly in energy and other commodity prices; rapid swings in interest rates assumptions; and currency fluctuations.
[2]	The increase in portfolio turnover in the Fund was attributable to a large redemption, trimming high yield to reduce credit risk, cutting international exposure to limit volatility, and adjusting investment grade exposure.

[3]	The increase in portfolio turnover in the Fund was attributable to the change in Subadviser on September 1, 2015 and related portfolio changes.
[4]	The decrease in portfolio turnover in the Fund was attributable to the transition of the portfolio management team contributing to higher turnover in 2015, and 2016 returning to a more normal rate.
[5]	The increase in portfolio turnover in the Fund was attributable to portfolio reconstruction and reweighting of higher conviction constituents along with change in portfolio manager in May 2015.
*	For the Predecessor Fund’s fiscal year ended November 30, 2015.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties.

These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other.

Pursuant to such procedures, the Board has authorized the Adviser’s CCO to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles and as further described below.

Pursuant to applicable law, each Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31).

Each Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s public reference room. Information on the operation and terms of usage of the SEC public reference room is by calling 1-800-SEC-0330. The Funds’ Annual Reports and Semi-Annual Reports are available, free of charge, on the Trust’s website at www.ridgeworth.com.

The Trust’s website will provide portfolio holdings for each Fund on the 15th day of each month (or on the next business day should the 15th be other than a business day) as of the end of the most recent month. Information will remain available until updated.

Portfolio holdings for previous month-ends are available for each series of the Trust. To request this historical information without charge, call 1-888-784-3863, or write to the Trust at RidgeWorth Funds, P.O. Box 8053, Boston, MA 02266-8053.

In addition to information provided to shareholders and the general public, from time to time, rating and ranking organizations, such as S&P and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds.

In most cases, the Trust’s Administrator provides portfolio holdings information to ratings agencies. Institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio, along with related performance attribution statistics.

The Trust believes that these third parties, which include affiliated persons, have legitimate objectives in requesting such portfolio holdings information.

The Trust may also disclose the portfolio holdings to broker-dealers in order to allow the Funds to potentially sell portfolio securities.

The Trust’s policies and procedures provide that the Adviser’s CCO may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is by contractual agreement (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions.

The Trust requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept secret and confidential and that such information will be used solely for the purpose of analysis and evaluation of the Funds.

Specifically, the confidentiality agreement prohibits anyone in possession of non-public portfolio holdings information from purchasing or selling securities for their own benefit based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform the analysis or evaluation of the Funds.

In addition, the Trust’s service providers, such as the custodian, securities lending agent, administrator and transfer agent, may receive portfolio holdings information in connection with their services to the Funds.

Financial printers, proxy voting service providers and pricing vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

The Funds operations are dependent on the services performed by these service providers. Persons employed by these service providers are not required to sign and return a confidentiality agreement if, in the course of normal business, the holdings information of the Funds is disclosed, based on the assumption that such persons generally are bound by confidentiality under their respective service agreements.

Likewise, certain “temporary insiders,” such as legal counsel and accountants, will not be asked to sign a confidentiality agreement, based on the assumption that they are subject to professional duties of confidentiality.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipient of the Funds’ portfolio holdings information.

DESCRIPTION OF SHARES

The Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of shares of the Funds, each of which represents an equal proportionate interest in that Fund with each other share.

Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights.

The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting.

Each Fund will vote separately on matters relating solely to it.

As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders.

Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person.

The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.

However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the U.S. federal securities laws.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.

In addition, the Adviser and the Subadvisers have each adopted Codes of Ethics pursuant to Rule 17j-1.

These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.

The Code of Ethics adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts, including securities that may be purchased or held by the Trust.

Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.

In addition, certain access persons of the Adviser and the Subadvisers are generally prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings.

Certain access persons of the Adviser and Subadvisers are required to obtain approval before investing in limited offerings. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, summaries of which are included in Appendix B to this SAI.

Information regarding how the Funds’ voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Funds’ proxy voting record, along with the Funds’ full proxy voting policies and procedures, is available on the Funds’ website at www.ridgeworth.com, without charge upon request by calling 1-888-784-3863, or by writing to the Funds at RidgeWorth Funds, P.O. Box 8053, Boston, MA 02266-8053. The Funds’ proxy voting record is also available on the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements for the Trust’s fiscal year ended March 31, 2016, including notes thereto and the reports of PricewaterhouseCoopers LLP thereon, are incorporated into this SAI by reference from the 2016 Annual Report to Shareholders. Copies of the Annual Report will be provided without charge upon request. The financial statements for the Predecessor Fund’s fiscal year ended November 30, 2015, including notes thereto and the reports of the Predecessor Fund’s independent registered public accounting firm thereon, are incorporated into this SAI by reference from the Predecessor Fund’s 2015 Annual Report to Shareholders.

5% AND 25% SHAREHOLDERS

As of June 30, 2016, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the respective Funds. The nature of ownership for each position listed is “Record” unless otherwise indicated. The Trust believes that most of the shares of the Funds were held for the record owner’s fiduciary, agency or custodial customers. An asterisk (*) indicates a beneficial owner.

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY – A GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.32%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	84.70%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	72.61%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY – C PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.46%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL ###-##-####	7.76%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY- I STATE STREET BANK & TRUST CUST FOR THE IRA 110 CARROLL CIR FREDERICKSBURG VA 22405-3113	6.96%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY- I MATRIX AS AGENT FBO EPLAN GROUP TRUST PO BOX 52129 PHOENIX AZ 85072-2129	7.57%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY- I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	50.79%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY- I GREAT-WEST TRUST COMPANY LLC FBO C/O MUTUAL FUND TRADING 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	6.32%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY- I NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10.17%

RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY- I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	6.92%

RIDGEWORTH INNOVATIVE GROWTH STOCK FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	20.41%

RIDGEWORTH INNOVATIVE GROWTH STOCK FUND – A FIRST CLEARING LLC EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.41%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH INNOVATIVE GROWTH STOCK FUND – A PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	19.18%

RIDGEWORTH INNOVATIVE GROWTH STOCK FUND – I BAND & CO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	21.08%

RIDGEWORTH INNOVATIVE GROWTH STOCK FUND - I FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.37%

RIDGEWORTH INNOVATIVE GROWTH STOCK FUND - I NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.97%

RIDGEWORTH INNOVATIVE GROWTH STOCK FUND - I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	14.12%

RIDGEWORTH INNOVATIVE GROWTH STOCK FUND - I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	10.43%

RIDGEWORTH INNOVATIVE GROWTH STOCK FUND - I CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.07%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.94%

RIDGEWORTH CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND – A PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	33.22%

RIDGEWORTH CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND – A CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	52.98%

RIDGEWORTH CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND – A UBS WM USA ATTN DEPT MANAGER 100 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	9.54%

RIDGEWORTH CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND – C PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	32.62%

RIDGEWORTH CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND – C RAYMOND JAMES ASSOC INC 11 PHEASANT HILL RD HOPKINTON MA 01748-2640	43.53%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	19.10%

RIDGEWORTH CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND – I CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.26%

RIDGEWORTH CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND – I UBS WM USA ATTN DEPT MANAGER 100 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	72.44%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.72%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	20.35%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	28.87%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.61%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.20%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – A CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.60%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	8.70%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	11.98%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – C LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.56%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – C RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	22.02%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	27.80%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOME 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	18.16%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – I FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.17%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – I TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	32.61%

RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	8.09%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX CORE BOND FUND – A NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11.44%

RIDGEWORTH SEIX CORE BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	23.09%

RIDGEWORTH SEIX CORE BOND FUND – A PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	16.93%

RIDGEWORTH SEIX CORE BOND FUND – I VRSCO HAMILTON HEALTHCARE 403B 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-7117	6.37%

RIDGEWORTH SEIX CORE BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	45.10%

RIDGEWORTH SEIX CORE BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	8.11%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX CORE BOND FUND – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.54%

RIDGEWORTH SEIX CORE BOND FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	14.00%

RIDGEWORTH SEIX CORE BOND FUND – IS CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	97.49%

RIDGEWORTH SEIX CORE BOND FUND – R LOAN COLLATERAL ACCOUNT ORLANDO ORANGE CO CONVENTION 6277 SEA HARBOR DR STE 400 ORLANDO FL 32821-8028	12.34%

RIDGEWORTH SEIX CORE BOND FUND – R NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	51.11%

RIDGEWORTH SEIX CORE BOND FUND – R GREAT-WEST TRUST COMPANY LLC TTEEF EMPLOYEE BENEFITS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.85%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX CORE BOND FUND – R LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.54%

RIDGEWORTH SEIX CORPORATE BOND FUND – A STATE STREET BANK & TRUST CUST FOR THE IRA OF RICHARD J MAUSER 5536 SAGO PALM DR ORLANDO FL 32819-7157	13.53%

RIDGEWORTH SEIX CORPORATE BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	45.64%

RIDGEWORTH SEIX CORPORATE BOND FUND – A LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14.12%

RIDGEWORTH SEIX CORPORATE BOND FUND – A FOLIOFN INVESTMENTS INC 8180 GREENSBORO DRIVE 8TH FLOOR MCLEAN VA 22102-3888	7.45%

RIDGEWORTH SEIX CORPORATE BOND FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	84.83%

RIDGEWORTH SEIX CORPORATE BOND FUND – I NABANK & CO PO BOX 2180 TULSA OK 74101-2180	24.92%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX CORPORATE BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	30.51%

RIDGEWORTH SEIX CORPORATE BOND FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH CONSERVATIVE 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	9.64%

RIDGEWORTH SEIX CORPORATE BOND FUND – I STATE STREET BANK & TRUST FBO RIDGEWORTH MODERATE 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	6.14%

RIDGEWORTH SEIX CORPORATE BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	6.11%

RIDGEWORTH SEIX CORPORATE BOND FUND – I NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9.60%

RIDGEWORTH SEIX GEORGIA TAX-EXEMPT BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	65.74%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX GEORGIA TAX-EXEMPT BOND FUND – A CHARLES SCHWAB CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13.58%

RIDGEWORTH SEIX GEORGIA TAX-EXEMPT BOND FUND – A RAYMOND JAMES ATTN COURTNEY WALLER 800 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.04%

RIDGEWORTH SEIX GEORGIA TAX-EXEMPT BOND FUND – I NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	9.27%

RIDGEWORTH SEIX GEORGIA TAX-EXEMPT BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	86.36%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – A NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	89.92%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – C NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	76.02%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH GROWTH ALLOCATION STRATEGY – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.71%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – C PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.49%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.89%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.77%

RIDGEWORTH GROWTH ALLOCATION STRATEGY – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	75.29%

RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – A CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.43%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – A FIRST CLEARING LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.00%

RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	17.03%

RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – A UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	8.61%

RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	10.11%

RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	11.71%

RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	11.04%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	24.71%

RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – I UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	11.37%

RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – I FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.78%

RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – I PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.68%

RIDGEWORTH SEIX HIGH GRADE MUNICIPAL BOND FUND – I TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	5.55%

RIDGEWORTH SEIX HIGH INCOME FUND – A AMERICAN UNITED LIFE INSURANCE ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	11.87%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX HIGH INCOME FUND – A AMERICAN UNITED LIFE INSURANCE ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	8.23%

RIDGEWORTH SEIX HIGH INCOME FUND – A UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR JERSEY CITY NJ 07310	9.56%

RIDGEWORTH SEIX HIGH INCOME FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	11.93%

RIDGEWORTH SEIX HIGH INCOME FUND – A NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.61%

RIDGEWORTH SEIX HIGH INCOME FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	69.71%

RIDGEWORTH SEIX HIGH INCOME FUND – I UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	6.24%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX HIGH INCOME FUND – IS NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	94.13%

RIDGEWORTH SEIX HIGH INCOME FUND – R VOYA RETIREMENT INSURANCE AND ONE ORANGE WAY WINDSOR CT 06095-4773	14.61%

RIDGEWORTH SEIX HIGH INCOME FUND – R TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	5.19%

RIDGEWORTH SEIX HIGH INCOME FUND – R NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	46.78%

RIDGEWORTH INTERNATIONAL EQUITY FUND – A ANTHONY R GRAY* 452 SYLVAN DR WINTER PARK FL 32789-3975	12.46%

RIDGEWORTH INTERNATIONAL EQUITY FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	55.87%

RIDGEWORTH INTERNATIONAL EQUITY FUND – A FIRST CLEARING LLC EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.39%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH INTERNATIONAL EQUITY FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.29%

RIDGEWORTH INTERNATIONAL EQUITY FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.11%

RIDGEWORTH INTERNATIONAL EQUITY FUND – I FIRST CLEARING LLC EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.60%

RIDGEWORTH INTERNATIONAL EQUITY FUND – I UBS WM USA ATTN DEPARTMENT MANAGERS 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	26.13%

RIDGEWORTH INTERNATIONAL EQUITY FUND – I RAYMOND JAMES ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.96%

RIDGEWORTH INTERNATIONAL EQUITY FUND – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	17.14%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH INTERNATIONAL EQUITY FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	23.81%

RIDGEWORTH INTERNATIONAL EQUITY FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH MODERATE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	35.45%

RIDGEWORTH INTERNATIONAL EQUITY FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	6.35%

RIDGEWORTH INTERNATIONAL EQUITY FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	34.39%

RIDGEWORTH SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	30.11%

RIDGEWORTH SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND – A MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.28%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND – A PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14.54%

RIDGEWORTH SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	11.07%

RIDGEWORTH SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND – A CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.19%

RIDGEWORTH SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	18.03%

RIDGEWORTH SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	53.34%

RIDGEWORTH SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND – I RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.69%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	10.98%

RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	43.97%

RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	86.91%

RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – I THE NORTHERN TRUST COMPANY AS TRUSTEE FBO APOLLO - DV PO BOX 92994 CHICAGO IL 60675-2994	53.66%

RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.89%

RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	7.76%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13.71%

RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	23.43%

RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH MODERATE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	34.86%

RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	6.16%

RIDGEWORTH SILVANT LARGE CAP GROWTH STOCK FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	33.67%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – A MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	5.11%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – A HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	17.43%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	10.46%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – A VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	29.11%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – A AMERICAN UNITED LIFE INSURANCE ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	10.95%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMER 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	12.68%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	57.85%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.25%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – C RAYMOND JAMES ATTN COURTNEY WALLER 800 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.34%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	29.15%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11.32%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.79%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – IS TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DRIVE QUINCY MA 02169-0938	8.03%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – IS THE NORTHERN TRUST COMPANY AS TRUSTEE FBO GENUINE PARTS-DV PO BOX 92994 CHICAGO IL 60675-2994	12.20%

RIDGEWORTH CEREDEX LARGE CAP VALUE EQUITY FUND – IS NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	58.83%

RIDGEWORTH SEIX LIMITED DURATION FUND – I SEIX ADVISORS AS MANAGER FOR OHIO TUITION TRUST AUTHORITY 1 MAYNARD DR STE 3200 PARK RIDGE NJ 07656-1878	100.00%

RIDGEWORTH SEIX U.S. MORTGAGE FUND – A RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	11.66%

RIDGEWORTH SEIX U.S. MORTGAGE FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	17.99%

RIDGEWORTH SEIX U.S. MORTGAGE FUND – A LPL FINANCIAL ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	50.72%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX U.S. MORTGAGE FUND – A RBC CAPITAL MARKETS LLC LIBRARY GENERAL FUND 1099 LONE PINE RD BLOOMFIELD HLS MI 48302-2410	11.26%

RIDGEWORTH SEIX U.S. MORTGAGE FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	73.74%

RIDGEWORTH SEIX U.S. MORTGAGE FUND – C RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.08%

RIDGEWORTH SEIX U.S. MORTGAGE FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	67.57%

RIDGEWORTH SEIX U.S. MORTGAGE FUND – I RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	16.02%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – A HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	17.84%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – A VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	11.64%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – A VRSCO STATE UNIV SYSTEM OF FLORIDA 403B 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7717	6.09%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	6.90%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – A GREAT-WEST LIFE & ANNUITY INS CO DEFAULT 2T2--8515E 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 80111-5002	16.54%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	12.24%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	18.55%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – C PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.90%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.29%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – C RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	18.48%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND –C CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94104-4151	9.64%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	41.92%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – I FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.36%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – IS ASSOCIATED TRUST COMPANY FBO ASSOCIATED BANC-CORP P/S & RET PO BOX 22037 GREEN BAY WI 54305-2037	6.90%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – IS JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	11.01%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – IS ASSOCIATED TRUST COMPANY PO BOX 22037 GREEN BAY WI 54305-2037	13.40%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – IS ASSOCIATED TRUST COMPANY FBO ASSOCIATED BANC-CORP P/S & RET PO BOX 22037 GREEN BAY WI 54305-2037	5.03%

RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND – IS NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	30.91%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	59.84%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – A GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18.88%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – A PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.06%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH MODERATE ALLOCATION STRATEGY – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	79.07%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – C FIRST CLEARING LLC EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	6.43%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	65.38%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.49%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – I GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.06%

RIDGEWORTH MODERATE ALLOCATION STRATEGY – I GREAT-WEST TRUST CO LLC FBO C/O MUTUAL FUND TRADING 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.76%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	22.12%

RIDGEWORTH SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND – A KIMBERLY D PICKELSIMER PO BOX 786 BREVARD NC 28712-0786	37.17%

RIDGEWORTH SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND – A NANCY PICKELSIMER & LISA PICKELSIMER TTEES U/W JOSEPH PICKELSIMER PO BOX 786 BREVARD NC 28712-0786	37.17%

RIDGEWORTH SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	20.64%

RIDGEWORTH SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND – I CHARLES SCHWAB & CO INC ATTEN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	67.03%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	30.91%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – A LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92150-9046	34.27%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – A CHARLES SCHWAB & CO INC ATTEN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.48%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.18%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.57%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.98%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	17.00%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.72%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	7.91%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94104-4151	8.09%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – C LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	27.81%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	16.41%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94104-4151	37.95%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – I PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.67%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – I LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.27%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – IS NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	6.13%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND – IS CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	8.63%

RIDGEWORTH SEIX HIGH YIELD FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	17.61%

RIDGEWORTH SEIX HIGH YIELD FUND – A PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	16.40%

RIDGEWORTH SEIX HIGH YIELD FUND – A FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.79%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX HIGH YIELD FUND – A UBS WM USA ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	17.32%

RIDGEWORTH SEIX HIGH YIELD FUND – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.03%

RIDGEWORTH SEIX HIGH YIELD FUND – A TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	5.88%

RIDGEWORTH SEIX HIGH YIELD FUND – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.07%

RIDGEWORTH SEIX HIGH YIELD FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	39.24%

RIDGEWORTH SEIX HIGH YIELD FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	5.36%

RIDGEWORTH SEIX HIGH YIELD FUND – R NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	94.17%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX SHORT-TERM BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	26.42%

RIDGEWORTH SEIX SHORT-TERM BOND FUND – A NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	21.06%

RIDGEWORTH SEIX SHORT-TERM BOND FUND – A UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	40.27%

RIDGEWORTH SEIX SHORT-TERM BOND FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	54.16%

RIDGEWORTH SEIX SHORT-TERM BOND FUND – C LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.69%

RIDGEWORTH SEIX SHORT-TERM BOND FUND – C UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	6.80%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX SHORT-TERM BOND FUND – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOME 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	10.06%

RIDGEWORTH SEIX SHORT-TERM BOND FUND – C CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94104-4151	10.29%

RIDGEWORTH SEIX SHORT-TERM BOND FUND – C FIRST CLEARING LLC EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.03%

RIDGEWORTH SEIX SHORT-TERM BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	7.18%

RIDGEWORTH SEIX SHORT-TERM BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	38.47%

RIDGEWORTH SEIX SHORT-TERM BOND FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.49%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX SHORT-TERM BOND FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94104-4151	33.10%

RIDGEWORTH SEIX SHORT-TERM MUNICIPAL BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	34.67%

RIDGEWORTH SEIX SHORT-TERM MUNICIPAL BOND FUND – A PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07303-2052	10.42%

RIDGEWORTH SEIX SHORT-TERM MUNICIPAL BOND FUND – A ROBERT W BAIRD & CO INC. A/C 8255-1169 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	38.22%

RIDGEWORTH SEIX SHORT-TERM MUNICIPAL BOND FUND – A TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	11.58%

RIDGEWORTH SEIX SHORT-TERM MUNICIPAL BOND FUND – I CHARLES SCHWAB AND CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	16.80%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX SHORT-TERM MUNICIPAL BOND FUND – I MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOME 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	6.86%

RIDGEWORTH SEIX SHORT-TERM MUNICIPAL BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	11.20%

RIDGEWORTH SEIX SHORT-TERM MUNICIPAL BOND FUND – I STRAFE & CO FBO JOHN LEGERE PO BOX 6924 NEWARK DE 19714-6924	7.58%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	32.98%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – A CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94104-4151	5.63%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – A NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.18%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – A RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.74%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	76.28%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – I GREAT WEST LIFE & ANNUITY COMPANY C/O FASCORP RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	8.59%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – I GREAT WEST TRUST COMPANY LLC TTEEF EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	7.21%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – I GREAT WEST LIFE & ANNUITY 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	21.38%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18.83%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – I WELLS FARGO BANK NA FBO MONTEREY COUNTY DEFERRED 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.81%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – I GREAT-WEST TRUST COMPANY LLC TTEE/C FBO; GREAT WEST IRA ADVANTAGE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.74%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – I CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.53%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	16.16%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	15.71%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH MODERATE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	23.46%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	22.53%

RIDGEWORTH SILVANT SMALL CAP GROWTH STOCK FUND – IS NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	34.10%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	5.49%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – A HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	54.69%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – A UMB BANK NA FBO FIDUCIARY FOR VARIOUS RETIRMENT PROGRAMS ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-1000	9.89%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – C NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	33.13%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – C FIRST CLEARING LLC SPECIAL CUSTODY ACCT FEBO 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.75%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – C RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.66%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – C MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.37%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – C CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94104-4151	7.50%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – C LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.26%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – I SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.35%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	16.89%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – I STATE STREET BANK 10/01/02 STATE OF MICHIGAN 401K PO BOX 5501 BOSTON MA 02206-5501	10.72%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94104-4151	22.49%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – I EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	11.15%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – I SUNTRUST BANK AND VARIOUS BENEFIT C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.43%

RIDGEWORTH CEREDEX SMALL CAP VALUE EQUITY FUND – I NATIONAL FINANCIAL SERVICES LLC FPR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	20.58%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX TOTAL RETURN BOND FUND – A TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DRIVE QUINCY MA 02169-0938	10.34%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – A MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	9.30%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – A HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	25.28%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – A DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	24.75%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	7.43%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	7.60%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX TOTAL RETURN BOND FUND – I CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	45.13%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – I EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	9.95%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – I MAC & CO A/C 695932 ATTN MUTUAL FUND OPS PO BOX 3198 PITTSBURG PA 15230	5.51%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – I UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 100 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	7.53%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH CONSERVATIVE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	33.42%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH MODERATE ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	21.26%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX TOTAL RETURN BOND FUND – IS STATE STREET BANK & TRUST FBO RIDGEWORTH GROWTH ALLOCATION STRATEGY 2 AVE DE LAFAYETTE LCC5W BOSTON MA 02111	8.61%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – IS SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ID866 ATTN MUTUAL FUND ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	21.50%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – IS SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ID866 ATTN MUTUAL FUND ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	8.96%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – IS NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS C/O IPO PORTFOLIO ACCOUNTING P.O BOX 182029 COLUMBUS OH 43218-2029	5.36%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – R NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	13.09%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND – R HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	21.25%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX TOTAL RETURN BOND FUND – R VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	58.21%

RIDGEWORTH SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND – I BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	5.94%

RIDGEWORTH SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND – I PIEDMONT HLEATHCARE INC 1800 HOWELL MILL RD NW STE 850 ATLANTA GA 30318-0923	5.23%

RIDGEWORTH SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND – I NABANK & CO PO BOX 2180 TULSA OK 74101-2180	5.83%

RIDGEWORTH SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	6.50%

RIDGEWORTH SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	62.44%

RIDGEWORTH SEIX ULTRA-SHORT BOND FUND – I PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.28%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX ULTRA-SHORT BOND FUND – I UBS WM USA OMNI ACCOUNT M/F ATTN DEPT MANAGERS 1000 HARBOR BLVD 5TH FL JERSEY CITY NJ 07310	5.81%

RIDGEWORTH SEIX ULTRA-SHORT BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	36.45%

RIDGEWORTH SEIX ULTRA-SHORT BOND FUND – I CHARLES SCHWAB AND CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20.81%

RIDGEWORTH SEIX VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND – A NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	68.29%

RIDGEWORTH SEIX VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.73%

RIDGEWORTH SEIX VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND – I SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	17.90%

Fund/Class	Percent of the Class Total Assets Held by the Shareholder
RIDGEWORTH SEIX VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND – I NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	12.51%

As of June 30, 2016, the following entities held of record more than 25% of the outstanding shares of a Fund. Persons holding more than 25% of the outstanding shares of a Fund may be deemed to have “control” (as that term is defined in the Investment Company Act) of the applicable Fund and may be able to affect or determine the outcome of matters presented for a vote of the shareholders of the applicable Fund.

Fund	Percentage of Ownership
RIDGEWORTH AGGRESSIVE GROWTH ALLOCATION STRATEGY NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	43.66%

RIDGEWORTH CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTUCTURE FUND UBS WM USA ATTN DEPT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	44.71%

RIDGEWORTH SEIX CORE BOND FUND CHARLES SCHWAB AND CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	42.58%

RIDGEWORTH SEIX CORPORATE BOND FUND NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	34.79%

Fund	Percentage of Ownership
RIDGEWORTH SEIX GEORGIA TAX-EXEMPT BOND FUND CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	83.61%

RIDGEWORTH GROWTH ALLOCATION STRATEGY SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	59.27%

RIDGEWORTH SEIX HIGH INCOME FUND CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	60.29%

RIDGEWORTH SEIX HIGH YIELD FUND CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	38.84%

RIDGEWORTH SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	51.42%

RIDGEWORTH SEIX LIMITED DURATION FUND SEIX ADVISORS AS MANAGER FOR OHIO TUITION TRUST AUTHORITY 1 MAYNARD DR STE 3200 PARK RIDGE NJ 07656-1878	100.00%

RIDGEWORTH SEIX U.S MORTGAGE FUND SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	44.77%

Fund	Percentage of Ownership
RIDGEWORTH CEREDEX MID-CAP VALUE EQUITY FUND NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	33.58%

RIDGEWORTH MODERATE ALLOCATION STRATEGY SUNTRUST BANK AND VARIOUS BENEFIT P C/O FASCORE RECORDKEEPER 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	39.71%

RIDGEWORTH SEIX NORTH CAROLINA TAX-EXEMPT BOND FUND CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	61.32%

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME FUND CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	26.09%

RIDGEWORTH SEIX SHORT-TERM BOND FUND NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	35.66%

RIDGEWORTH SEIX SHORT-TERM BOND FUND CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	29.00%

RIDGEWORTH SEIX TOTAL RETURN BOND FUND CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	38.84%

Fund	Percentage of Ownership
RIDGEWORTH SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	62.44%

RIDGEWORTH SEIX ULTRA-SHORT BOND FUND NATIONAL FINANCIAL SERVICES LLC ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	36.45%

RIDGEWORTH SEIX VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	49.45%

APPENDIX A

INVESTMENT RATINGS

A rating is generally assigned to a fixed income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Fixed income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities. Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

The descriptions below relate to general long-term and short-term obligations of an issuer.

Standard & Poor’s (“S&P”)

Short-Term Municipal Obligations

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Variable Rate Demand Notes and Tender Option Bonds

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Short-Term Obligations

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S& P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Underlying Rating): This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

Long-Term Obligations

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.

U.S. Municipal Short-Term Debt and Demand Obligations

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: Denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Rate Demand Obligations (VRDOs)

In the case of VRDOs, a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: Denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: Denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: Denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: Denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Variable Rate Demand Notes and Tender Option Bonds

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

Commercial Paper (CP)

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Long-Term Obligations

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings

Short-Term Debt Obligations

F1: Highest short-term credit quality - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality - Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality - The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk - Default is a real possibility.

RD: Restricted default - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default - Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Long-Term Debt Obligations

AAA: Highest credit quality - ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality - ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality - ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality - ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative - ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative - ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk - Default is a real possibility.

CC: Very high levels of credit risk - Default of some kind appears probable.

C: Exceptionally high levels of credit risk- Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD: Restricted default - ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

D: Default - ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

APPENDIX B

RIDGEWORTH CAPITAL MANAGEMENT LLC PROXY DISCLOSURE TO THE RIDGEWORTH FUNDS SHAREHOLDERS

Dear Shareholders:

Under SEC Rule 206(4)-6, investment advisers have fiduciary obligations to their clients if the advisers have authority to vote their clients’ proxies. Under our standard contractual agreements, RidgeWorth Capital Management LLC. (“RidgeWorth” or the “Firm”) is authorized to vote proxies on behalf of discretionary accounts and on behalf of the RidgeWorth Funds.

The rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser: 1) votes proxies in the best interests of clients, 2) discloses information about those policies and procedures, 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf, and 4) maintains appropriate records relating to actual proxy voting.

The Firm has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures reasonably designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds, and ensure compliance with all of the requirements. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

The Firm contracted with Glass Lewis & Co. (“Glass Lewis”) due to its excellent research tools, advanced technical capabilities and the large scale system support required to accommodate an adviser of our size. Glass Lewis will act as The Firm’s agent to provide certain administrative, clerical, functional recordkeeping, and support services related to the Firm’s proxy voting processes/procedures, which include, but are not limited to:

1. The collection of proxy material from our clients’ custodians.

2. The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction.

3. Recordkeeping and voting record retention.

The Firm has engaged Glass Lewis to assist with physical proxy voting matters, while the Firm retains the obligation to vote its clients’ proxies, to review all issues, and to actively review all information prior to determining each vote placed on behalf of its clients. The Firm will continue to utilize all available resources to make well-informed and qualified proxy vote decisions.

As reflected in the Firm’s proxy guidelines, the Committee will vote proxies in a manner deemed to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions. The Committee believes that it is in the best interest of shareholders to abstain from voting in countries that participate in share blocking, as share blocking limits the trading ability of the portfolio manager.

The Committee will consider client-specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, the Firm will communicate this information to Glass Lewis so those clients’ proxies will be voted accordingly. The Committee has reviewed Glass Lewis’ capabilities as agent for the administrative services above and is confident in its abilities to provide these services effectively. The Committee will monitor such capability on an ongoing basis.

An Independent, Objective Approach to Proxy Issues

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all of the Firm’s discretionary investment management clients.

The Firm maintains its own proxy guidelines for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. ERISA accounts will be voted in accordance with the Firm’s U.S. Domestic Proxy Guidelines, as such guidelines include ERISA-specific guidelines and requirements. Guidelines are available as described below.

The Firm provides and maintains the following standard proxy voting guidelines:

•	RidgeWorth U.S. Domestic Proxy Guidelines (applied to both ERISA- and Non-ERISA-related accounts and funds)

•	RidgeWorth Taft Hartley Proxy Guidelines

•	RidgeWorth Global/International Proxy Guidelines

Under the Firm’s Global/International Proxy Guidelines, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, international holdings in ERISA accounts. In this regard, the Committee has reviewed and will monitor Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.

Exceptions to Policy

The Firm’s proxy policies, as outlined herein, generally will not be applied where the Firm has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs and funds.

In those situations, proxy votes cast by the subadvisor may be governed by the subadvisor’s proxy voting policies and procedures. However, currently all subadvisors to the RidgeWorth Funds have either adopted the same proxy guidelines as RidgeWorth or RidgeWorth votes the proxies on behalf of the subadvised funds.

Conflicts of Interest

Due to its diversified client base, numerous product lines, and affiliations, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. The Committee has outlined the following situations where a conflict of interest, deemed material for proxy purposes, exists:

1.	Common stock of public corporate issuers with which either the Firm or its affiliates or Lightyear Capital LLC or its affiliates, have a significant, ongoing, non-investment management relationship.

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of RidgeWorth Holdings LLC or Lightyear Capital LLC or its affiliates.

3.	An issuer having substantial and numerous banking, investment, or other financial relationships with the Firm or its affiliates

4.	A director or senior officer of the Firm or its affiliates or Lightyear Capital LLC serving on the board of a publicly held company.

5.	A direct common stock ownership position of five percent (5%) or greater, held by the Firm or its affiliates.

For these situations, the Committee has determined that the most fair and reasonable procedure to be followed in order to properly address all conflict concerns is to retain an independent fiduciary to vote the ballot items coded within the Firm’s proxy guidelines as case by case.

Additional conflicts of interests would be evaluated by the Committee on an individual basis. Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Securities Lending Program

The Firm manages assets for several clients (including the RidgeWorth Funds) that engage in “securities lending” programs. In a typical securities lending program, clients or funds lend securities from their accounts/portfolios to approved broker-dealers against cash collateral. On behalf of clients and the RidgeWorth Funds, the Firm seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. On behalf of clients and the RidgeWorth Funds, the Firm will call loaned securities back to vote proxies, or to otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan when the adviser believes it is necessary to vote.

Additional Information

RidgeWorth clients:

The Firm follows different voting recommendations for different categories of clients such that votes cast on behalf of some clients may oppose votes cast on behalf of other clients. Extended summaries of the RidgeWorth Capital Management LLC U.S. Domestic Proxy Guidelines (applies to ERISA and non-ERISA accounts and funds,) Taft Hartley Proxy Guidelines (which votes per the general guidelines put forth by the AFL-CIO), Global/International Proxy Guidelines, and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please write to RidgeWorth Capital Management LLC, Attn: Proxy Voting Committee Administrator, 3333 Piedmont Road NE, Suite 1500, Atlanta, GA 30305, or contact us by telephone at 877-984-7321 or via e-mail at: pmp.operations@ridgeworth.com.

RidgeWorth Funds shareholders:

Although another investment adviser may subadvise some or all of these funds, all proxy votes are conducted by the Funds’ adviser, RidgeWorth, as the RidgeWorth Funds’ board has delegated voting authority to RidgeWorth and accordingly has adopted RidgeWorth’s proxy voting policies.

Shareholders of the RidgeWorth Funds may access fund-related proxy voting information by calling 1-888-784-3863 or by visiting www.ridgeworth.com.

RidgeWorth Capital Management LLC International Proxy Voting Guidelines

February 8, 2012

Following is a concise summary of general policies for voting global proxies. In addition, RidgeWorth has country - and market-specific policies, which are not captured below.

I.	ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. RidgeWorth seeks boards with a proven record of protecting shareholders and delivering value over the medium - and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Slate Elections

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards

RidgeWorth favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II.	FINANCIAL REPORTING

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•	When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

III.	COMPENSATION

Compensation Report/Compensation Policy

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•	Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

Long Term Incentive Plans

RidgeWorth recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

RidgeWorth believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share - and option - based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation

RidgeWorth believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

RidgeWorth compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation

As a general rule, RidgeWorth believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, RidgeWorth favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

IV.	GOVERNANCE STRUCTURE

Amendments to the Articles of Association

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

RidgeWorth believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

RidgeWorth favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares

RidgeWorth believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

Issuance of Shares

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

V.	ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

DOMESTIC PROXY VOTING POLICY UPDATED 5/21/2015 RIDGEWORTH CAPITAL MANAGEMENT LLC.

APPLIED TO ERISA AND NON-ERISA ACCOUNTS AND FUNDS

Number	Chapter	Section	Ballot Item / Proposal [F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
1.0.	Operational Items	Adjourn Meeting	To provide management with the authority to adjourn an annual or special meeting, except in cases where it does not benefit shareholders	F

1.1.	Operational Items	Amend Quorum Requirements	To reduce quorum requirements for shareholder meetings below a majority of the shares outstanding	A

1.2.	Operational Items	Amend Minor Bylaws	To make housekeeping changes (updates or corrections) to bylaw or charter, except in cases where there is an adverse effect on shareholder value	F

1.3.	Operational Items	Change Company Name	To change the corporate name	F

1.4.	Operational Items	Date, Time, or Location of Annual Meeting	Management proposals to change the date/time/location of the annual meeting	F

1.5.	Operational Items	Date, Time, or Location of Annual Meeting	Shareholder proposals To change the date/time/location of the annual meeting	A

1.6.	Operational Items	Auditors	To ratify auditors (except as described below)	F

1.6.a	Operational Items	Auditors	To ratify auditors if significant material restatement, the auditor’s contract contains certain provisions that require the company to use alternative dispute resolution, the audit contract has limited liability clauses or any other situation is identified that may impair the auditor’s ability to perform an independent audit (this can include: audit fees too low or too high, the auditor performs other work than the audit such as tax-shelter work, etc.).	C

1.7.	Operational Items	Auditors	Shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services	A

1.8.	Operational Items	Auditors	Shareholder proposals to require audit firm rotation	A

1.9.	Operational Items	Transact Other Business	To approve other business when it appears as voting item	A

1.10.	Operational Items	Exclusive Forum Provision	To limit a shareholder’s choice of legal venue	C

2.0.	Board of Directors	Voting on Director Nominees in Uncontested Elections	Director nominees are evaluated taking into consideration independence, performance, experience, and corporate governance.	C

2.1.	Board of Directors	Age Limits	To limit the tenure of outside directors either through term limits or mandatory retirement ages.	A

2.2.	Board of Directors	Board Size	To fix the board size or designate a range for the board size	F

2.3.	Board of Directors	Board Size	To give management the ability to alter the size of the board outside of a specified range without shareholder approval	A

2.4.	Board of Directors	Classification/ Declassification of the Board	Management and shareholder proposals to classify the board	C

2.5.	Board of Directors	Classification/ Declassification of the Board	Management and shareholder proposals to repeal classified boards and to elect all directors annually.	F

2.6.	Board of Directors	Cumulative Voting	To eliminate cumulative voting.	F

2.7.	Board of Directors	Cumulative Voting	To restore or permit cumulative voting when a company has some form of majority voting in place, has not adopted anti takeover protections and has been responsive to shareholders.	A

2.8.	Board of Directors	Cumulative Voting	To restore or permit cumulative voting when a company does not have any form of majority voting in place	F

2.9.	Board of Directors	Director and Officer Indemnification and Liability Protection	Proposals on director and officer indemnification and liability protection not particularly described below.	C

2.10.	Board of Directors	Director and Officer Indemnification and Liability Protection	To eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.	A

2.11.	Board of Directors	Director and Officer Indemnification and Liability Protection	To expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness	A

2.12.	Board of Directors	Director and Officer Indemnification and Liability Protection	To expand coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.	F

2.13.	Board of Directors	Establish/ Amend Nominee Qualifications	To establish or amend director qualifications	A

2.14.	Board of Directors	Establish/ Amend Nominee Qualifications	Shareholder proposals requiring two candidates per board seat	A

2.15.	Board of Directors	Filling Vacancies/ Removal of Directors	To provide that directors may be removed only for cause.	A

2.16.	Board of Directors	Filling Vacancies/ Removal of Directors	To restore shareholder ability to remove directors with or without cause.	F

2.17.	Board of Directors	Filling Vacancies/ Removal of Directors	To provide that only continuing directors may elect replacements to fill board vacancies.	A

2.18.	Board of Directors	Filling Vacancies/ Removal of Directors	To permit shareholders to elect directors to fill board vacancies.	F

2.19.	Board of Directors	Independent Chairman (Separate Chairman/ CEO)	To recommend that the positions of chairman and CEO be combined.	C

2.20.	Board of Directors	Independent Chairman (Separate Chairman/ CEO)	To recommend that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals.	A

2.21.	Board of Directors	Majority of Independent Directors/ Establishment of Committees	Shareholder proposals to require that a majority or more of directors be independent	F

2.22.	Board of Directors	Majority of Independent Directors/ Establishment of Committees	Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors	F

2.23.	Board of Directors	Proxy Access	Shareholder proposals asking for proxy access	C

2.24.	Board of Directors	Stock Ownership Requirements	Shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board	A

2.25.	Board of Directors	Stock Ownership Requirements	Shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards)	A

2.26.	Board of Directors	Term Limits	Shareholder or management proposals to limit the tenure of outside directors	A

2.30.	Board of Directors	Majority Voting Standard	Shareholder proposals requesting a majority voting standard on election of directors	F

3.0.	Proxy Contests	Voting for Director Nominees in Contested Elections	Votes in a contested election of directors	C

3.1.a	Proxy Contests	Reimbursing Proxy Solicitation Expenses	To reimburse proxy solicitation expenses if dissident wins	F

3.1.b	Proxy Contests	Reimbursing Proxy Solicitation Expenses	To reimburse proxy solicitation expenses (unless described above)	A

3.2.	Proxy Contests	Confidential Voting	Shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election	A

3.3.	Proxy Contests	Confidential Voting	Management proposals to adopt confidential voting.	A

4.0.	Antitakeover Defenses and Voting Related Issues	Advance Notice Requirements for Shareholder Proposals/Nominations	Advance notice proposals	F

4.1.	Antitakeover Defenses and Voting Related Issues	Amend Bylaws without Shareholder Consent	Proposals giving the board exclusive authority to amend the bylaws	F

4.2.	Antitakeover Defenses and Voting Related Issues	Amend Bylaws without Shareholder Consent	Proposals giving the board the ability to amend the bylaws in addition to shareholders	F

4.3.	Antitakeover Defenses and Voting Related Issues	Poison Pills	Shareholder proposals that ask a company to submit its poison pill for shareholder ratification	C

4.4.	Antitakeover Defenses and Voting Related Issues	Poison Pills	Shareholder proposals asking that any future pill be put to a shareholder vote	F

4.5.a	Antitakeover Defenses and Voting Related Issues	Poison Pills	Management proposals to ratify a poison pill	C

4.6.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Act by Written Consent	To restrict or prohibit shareholder ability to take action by written consent	A

4.7.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Act by Written Consent	To allow or make easier shareholder action by written consent	F

4.8.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Call Special Meetings	To restrict or prohibit shareholder ability to call special meetings.	A

4.9.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Call Special Meetings	To remove restrictions on the right of shareholders to act independently of management.	F

4.10.	Antitakeover Defenses and Voting Related Issues	Supermajority Vote Requirements	To require a supermajority shareholder vote pertaining to issues other than election of directors.	A

4.11.	Antitakeover Defenses and Voting Related Issues	Supermajority Vote Requirements	To lower supermajority vote requirements pertaining to issues other than election of directors.	F

5.0.	Mergers and Corporate Restructurings	Appraisal Rights	To restore, or provide shareholders with, rights of appraisal.	A

5.1.	Mergers and Corporate Restructurings	Asset Purchases	On asset purchase proposals	C

5.2.	Mergers and Corporate Restructurings	Asset Sales	Asset sales	C

5.3.	Mergers and Corporate Restructurings	Bundled Proposals	Bundled or “conditioned” proxy proposals	C

5.4.	Mergers and Corporate Restructurings	Conversion of Securities	Proposals regarding conversion of securities, absent penalties or likely bankruptcy.	C

5.5.	Mergers and Corporate Restructurings	Conversion of Securities	Proposals regarding conversion of securities, if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.	F

5.6.	Mergers and Corporate Restructurings	Corporate Reorganization	Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, absent likely bankruptcy.	C

5.7.	Mergers and Corporate Restructurings	Corporate Reorganization	Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan where bankruptcy is likely if the transaction is not approved	F

5.8.	Mergers and Corporate Restructurings	Formation of Holding Company	To form a holding company	C

5.9.	Mergers and Corporate Restructurings	Going Private Transactions (LBOs and Minority Squeeze outs)	To make the company private rather than public	C

5.10.	Mergers and Corporate Restructurings	Joint Ventures	To form joint ventures	C

5.11.	Mergers and Corporate Restructurings	Liquidations	To liquidate when bankruptcy is not likely	C

5.12.	Mergers and Corporate Restructurings	Liquidations	To liquidate when bankruptcy is likely	F

5.13.	Mergers and Corporate Restructurings	Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition	To merge with or acquire another company	C

5.14.	Mergers and Corporate Restructurings	Private Placements/ Warrants/ Convertible Debentures	To issue a private placement security when bankruptcy is not likely	C

5.15.	Mergers and Corporate Restructurings	Private Placements/ Warrants/ Convertible Debentures	To issue a private placement security when bankruptcy is likely	F

5.16.	Mergers and Corporate Restructurings	Spin-offs	To spin off a unit or line of business	C

5.17.	Mergers and Corporate Restructurings	Value Maximization Proposals	To maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.	C

6.0.	State of Incorporation	Control Share Acquisition Provisions	To opt out of control share acquisition statutes	F

6.1.	State of Incorporation	Control Share Acquisition Provisions	To amend the charter to include control share acquisition provisions.	A

6.2.	State of Incorporation	Control Share Acquisition Provisions	To restore voting rights to the control shares.	F

6.3.	State of Incorporation	Control Share Cash out Provisions	To opt out of control share cash out statutes.	F

6.4.	State of Incorporation	Disgorgement Provisions	To opt out of state disgorgement provisions.	F

6.5.	State of Incorporation	Fair Price Provisions	To adopt fair price provisions	C

6.6.	State of Incorporation	Fair Price Provisions	To adopt fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.	A

6.7.	State of Incorporation	Freeze Out	proposals to opt out of state freeze out provisions	F

6.8.	State of Incorporation	Greenmail	To adopt anti greenmail charter of bylaw amendments Or otherwise restrict a company’s ability to make greenmail payments.	F

6.9.	State of Incorporation	Greenmail	To adopt anti greenmail proposals when they are bundled with other charter or bylaw amendments.	F

6.10.	State of Incorporation	Reincorporation Proposals	To change a company’s state of incorporation	C

6.11.	State of Incorporation	Stakeholder Provisions	To consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.	A

6.12.	State of Incorporation	State Anti takeover Statutes	To opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions).	C

7. 0.	Capital Structure	Adjustments to Par Value of Common Stock	Management proposals to reduce or eliminate the par value of common stock.	F

7.1.	Capital Structure	Common Stock Authorization	To increase the number of shares of common stock authorized for issuance	C

7.2.	Capital Structure	Common Stock Authorization	To increase the number of authorized shares of the class of stock that has superior voting rights.	C

7.3.	Capital Structure	Common Stock Authorization	To approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain	F

7.4.	Capital Structure	Dual-class Stock	Proposals to create a new class of common stock with superior voting rights	A

7.5.	Capital Structure	Dual-class Stock

To create a new class of nonvoting or sub-voting common stock if:

•       It is intended for financing purposes with minimal or no dilution to current shareholders

•       It is not designed to preserve the voting power of an insider or significant shareholder

F

7.6.	Capital Structure	Issue Stock for Use with Rights Plan	To increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).	A

7.7.	Capital Structure	Preemptive Rights	Shareholder proposals that seek preemptive rights	C

7.8.	Capital Structure	Preferred Stock	To authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).	A

7.9.	Capital Structure	Preferred Stock	To create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).	F

7.10.	Capital Structure	Preferred Stock	To authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable	F

7.11.	Capital Structure	Preferred Stock	To increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.	A

7.12.	Capital Structure	Preferred Stock	To increase the number of blank check preferred shares	A

7.13.	Capital Structure	Recapitalization	Recapitalizations (reclassifications of securities)	C

7.14.	Capital Structure	Reverse Stock Splits	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced	F

7.15.	Capital Structure	Reverse Stock Splits	Management proposals to implement a reverse stock split to avoid delisting.	F

7.16.	Capital Structure	Reverse Stock Splits	To implement a reverse stock splits that do not proportionately reduce the number of shares authorized or considered “going dark” transactions.	C

7.17.	Capital Structure	Share Repurchase Programs	Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms	F

7.17.a	Capital Structure	Share Repurchase Programs	Management proposals to institute open-market share repurchase plans in which derivatives may be utilized	C

7.18.	Capital Structure	Stock Distributions: Splits and Dividends	Management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance	F

7.19.	Capital Structure	Tracking Stock	To authorize the creation of tracking stock	C

7.20.	Capital Structure	Business Development Companies	To approve BDC to see shares of common stock at a price below Net Asset Value	C

7.21.	Capital Structure	Real Estate Investment Trusts	To approve preferred stock issuance at REITs	C

8.0.	Executive and Director Compensation	Executive Compensation	Executive compensation plans or plan amendments.	C

8.1.	Executive and Director Compensation	Director Compensation	Plans for director compensation	C

8.5.	Executive and Director Compensation	Employee Stock Purchase Plans	Employee stock purchase plans .	C

8.6.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals seeking additional disclosure of executive and director pay information,	A

8.7.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.	A

8.8.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals requiring director fees be paid in stock only	A

8.9.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals to put option re-pricings to a shareholder vote	F

8.10.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	For all other shareholder proposals regarding executive and director pay	C

8.11	Executive and Director Compensation	Performance-Based Stock Options	Shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).	C

8.26.	Executive and Director Compensation	Golden Parachutes and Executive Severance Agreements	Shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification	C

8.27.	Executive and Director Compensation	Golden Parachutes and Executive Severance Agreements	Proposals to ratify or cancel golden parachutes.	C

8.28.	Executive and Director Compensation	Pension Plan Income Accounting	Shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation	F

8.29.	Executive and Director Compensation	Supplemental Executive Retirement Plans (SERPs)	Shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote	A

8.31.	Executive and Director Compensation	Equity Based Compensation Plans	Management proposals for equity plans	C

8.32	Executive and Director Compensation	Transferable Stock Options	Management and shareholder proposals for new on-going Transferable Stock option plans if the total cost of the company’s equity plans is less than the company’s allowable cap.	F

9.0.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	To phase out the use of animals in product testing	A

9.1.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	Report on animal welfare	A

9.2.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	Adopt animal welfare policy	A

9.3.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Drug Pricing	To implement price restraints on pharmaceutical products	A

9.4.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Drug Reimportation	Proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation or proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation	A

9.5.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Genetically Modified Foods	To voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.	A

9.6.	Social and Environmental Issues	Genetically Modified Foods	A report on the feasibility of labeling products containing GE ingredients	A

9.7.	Social and Environmental Issues	Genetically Modified Foods	A report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds	A

9.8.	Social and Environmental Issues	Genetically Modified Foods	Report on the health and environmental effects of genetically modified organisms (GMOs)	A

9.9.	Social and Environmental Issues	Genetically Modified Foods	To completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients	A

9.10.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Handguns	Reports on a company’s policies aimed at curtailing gun violence in the United States	A

9.11.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: HIV/AIDS	Reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations	A

9.12.	Social and Environmental Issues	HIV/AIDS	To establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries	A

9.13.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Predatory Lending	Reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight,	A

9.14.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Tobacco	Proposals seeking stronger product warnings	A

9.15.	Social and Environmental Issues	Tobacco	Proposals asking that the company’s operating facilities be smoke-free	A

9.16.	Social and Environmental Issues	Tobacco	Proposals dealing with product placement in stores or advertising to youth.	A

9.17.	Social and Environmental Issues	Tobacco	Proposals asking the company to cease production of tobacco-related products or cease selling products to tobacco companies.	A

9.18.	Social and Environmental Issues	Tobacco	Proposals to spin-off tobacco-related businesses:	A

9.19.	Social and Environmental Issues	Tobacco	Proposals prohibiting investment in tobacco equities.	A

9.20.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Toxic Chemicals	Proposals requesting that a company discloses its policies related to toxic chemicals, proposals requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, or proposals requiring that a company reformulate its products within a certain timeframe.	A

9.21.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Arctic National Wildlife Refuge	Requests for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR)	A

9.22.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: CERES Principles	Proposals to adopt the CERES Principles	A

9.23.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Environmental-Economic Risk Report	Proposals requests reports assessing economic risks of environmental pollution or climate change or reports outlining potential environmental damage from operations in protected regions, including wildlife refuges.	A

9.24.	Social and Environmental Issues	Environmental Reports	Proposals for reports disclosing the company’s environmental policies.	A

9.25.	Social and Environmental Issues	Nuclear Safety	Proposals requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods	A

9.26.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Global Warming	Proposals to make reports on the level of greenhouse gas emissions from the company’s operations and products.	A

9.27.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Recycling	Proposals to adopt a comprehensive recycling strategy	A

9.28.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Renewable Energy	Proposals to invest in renewable energy sources.	A

9.29.	Social and Environmental Issues	Renewable Energy	Requests for reports on the feasibility of developing renewable energy sources	A

9.30.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Sustainability Report	Proposals to make report on its policies and practices related to social, environmental, and economic sustainability	A

9.31.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Efficiency Report	Report on energy efficiency	A

9.32.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Kyoto Protocol	Proposals requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets	A

9.33.	Social and Environmental Issues	LAND USE	Proposals that request the disclosure of detailed information on a company’s policies related to land use or development	A

9.34.	Social and Environmental Issues	CAFOs	Proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs)	A

9.35.	Social and Environmental Issues	GENERAL CORPORATE ISSUES: Charitable/ Political Contributions	Proposals to affirm political nonpartisanship in the workplace	A

9.36.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to report or publish in newspapers the company’s political and/or charitable contributions	A

9.37.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to prohibit the company from making political contributions	A

9.38.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to restrict the company from making charitable contributions	A

9.39.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to publish a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company	A

9.40.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals seeking greater disclosure of lobbying expenses and political contributions and expenditures	C

9.41.	Social and Environmental Issues	GENERAL CORPORATE ISSUES: Link Executive Compensation to Social Performance	Proposals to review ways of linking executive compensation to social factors	A

9.42.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: China Principles	Proposals to implement the China Principles.	A

9.43.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: Country-specific human rights reports	Proposals to make reports detailing the company’s operations in a particular country and steps to protect human rights	A

9.44.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: International Codes of Conduct/Vendor Standards	Proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring	A

9.45.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: MacBride Principles	Proposals to endorse or increase activity on the MacBride Principles.	A

9.46.	Social and Environmental Issues	MILITARY BUSINESS: Foreign Military Sales/Offsets	Proposals to make reports on foreign military sales or offsets.	A

9.47.	Social and Environmental Issues	MILITARY BUSINESS: Landmines and Cluster Bombs	Proposals asking the company to renounce future involvement in antipersonnel landmine production	A

9.48.	Social and Environmental Issues	MILITARY BUSINESS: Nuclear Weapons	Proposals asking the company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts	A

9.49.	Social and Environmental Issues	MILITARY BUSINESS: Operations in Nations Sponsoring Terrorism (Iran)	Proposals asking the company to appoint a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran,	A

9.50.	Social and Environmental Issues	MILITARY BUSINESS: Spaced-Based Weaponization	Proposals asking the company to make reports on a company’s involvement in spaced-based weaponization	A

9.51.	Social and Environmental Issues	WORKPLACE DIVERSITY: Board Diversity	Requests for reports on the company’s efforts to diversify the board	A

9.52.	Social and Environmental Issues	WORKPLACE DIVERSITY: Board Diversity	Proposals asking the company to increase the representation of women and minorities on the board	C

9.53.	Social and Environmental Issues	WORKPLACE DIVERSITY: Equal Employment Opportunity (EEO)	Proposals to increase regulatory oversight of EEO programs	A

9.54.	Social and Environmental Issues	WORKPLACE DIVERSITY: Glass Ceiling	To increase regulatory oversight of EEO programs and Glass Ceiling proposals	A

9.55.	Social and Environmental Issues	WORKPLACE DIVERSITY: Sexual Orientation	Exclude reference to sexual orientation from the EEO statement	A

9.56.	Social and Environmental Issues	WORKPLACE DIVERSITY: Sexual Orientation	Proposals to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation	F

9.57.	Social and Environmental Issues	Sexual Orientation	Proposals to extend company benefits to or eliminate benefits from domestic partners	A

9.57	Social and Environmental Issues	Outsourcing	Proposals asking for companies to report on the risks associated with outsourcing or offshoring.	A

9.58	Social and Environmental Issues	Community Impact Assessment	Proposals asking for reports outlining the potential community impact of company operations in specific regions.	A

9.59	Social and Environmental Issues	Internet Privacy and Censorship	Proposals requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.	C

9.60	Social and Environmental Issues	Adoption of Health Care Reform Principles	Proposals to adopt the implementation of national health care reform principles at the company level.	A

10.0.	Mutual Fund Proxies	Election of Directors	Director nominees who are not described below	F

10.1.	Mutual Fund Proxies	Election of Directors	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years	W

10.2.	Mutual Fund Proxies	Convert Closed-end Fund to Open-end Fund	Conversion Proposals	C

10.3.	Mutual Fund Proxies	Proxy Contests	Proxy Contests	C

10.4.	Mutual Fund Proxies	Investment Advisory Agreements	Investment Advisory Agreements	F

10.5.	Mutual Fund Proxies	Approve New Classes or Series of Shares	The establishment of new classes or series of shares.	F

10.6.	Mutual Fund Proxies	Change Fundamental Restriction to Nonfundamental Restriction	Proposals to change a fund’s fundamental restriction to a non fundamental restriction	C

10.7.	Mutual Fund Proxies	Change Fundamental Investment Objective to Nonfundamental	Proposals to change a fund’s fundamental investment objective to a non fundamental investment objective	C

10.8.	Mutual Fund Proxies	Name Change Proposals	Name change proposals.	F

10.9.	Mutual Fund Proxies	Change in Fund’s Sub classification	To change a fund’s sub-classification	F

10.10.	Mutual Fund Proxies	Disposition of Assets/Termination/Liquidation	To dispose of assets, liquidate or terminate the fund	F

10.11.	Mutual Fund Proxies	Changes to the Charter Document	To make changes to the charter document	C

10.12.	Mutual Fund Proxies	Changes to the Charter Document	Removal shareholder approval requirement to reorganize or terminate the trust or any of its series	F

10.13.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement for amendments to the new declaration of trust	F

10.14.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act	F

10.15.	Mutual Fund Proxies	Changes to the Charter Document	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares	F

10.16.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to engage in and terminate Sub-advisory arrangements	F

10.17.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to change the domicile of the fund	F

10.18.	Mutual Fund Proxies	Change the Fund’s Domicile	Fund’s Reincorporation	C

10.19.	Mutual Fund Proxies	Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval	Proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.	F

10.20.	Mutual Fund Proxies	Distribution Agreements	Distribution agreements	F

10.21.	Mutual Fund Proxies	Master-Feeder Structure	Establishment of a master-feeder structure.	F

10.22.	Mutual Fund Proxies	Mergers	Mergers and Acquisitions	C

10.23.	Mutual Fund Proxies	Shareholder Proposals to Establish Director Ownership Requirement	To mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board	A

10.24.a	Mutual Fund Proxies	Shareholder Proposals to Reimburse Proxy Solicitation Expenses	To reimburse proxy solicitation expenses if dissident wins	F

10.24.b	Mutual Fund Proxies	Shareholder Proposals to Reimburse Proxy Solicitation Expenses	To reimburse proxy solicitation expenses (except as described above)	A

10.25.	Mutual Fund Proxies	Shareholder Proposals to Terminate Investment Advisor	To terminate the investment advisor	C

APPENDIX C

MSCI INDEX DISCLOSURE

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISBILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

C-1

RidgeWorth Funds (“Registrant”)

Part C: Other Information

Item 28.	Exhibits:

(a)(1)	Agreement and Declaration of Trust, dated January 15, 1992, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 15, filed July 31, 1996.

(a)(2)	Amendment, dated March 31, 2008, to Agreement and Declaration of Trust, dated January 15, 1992, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 74, filed May 16, 2008.

(a)(3)	Amendment, dated July 17, 2014, to Agreement and Declaration of Trust, dated January 15, 1992, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 93, filed July 30, 2014.

(b)(1)	Amended and Restated By-Laws, dated August 15, 2000, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 37, filed September 21, 2000.

(b)(2)	Amendment No. 1, effective March 31, 2008, to Amended and Restated By-Laws, dated August 15, 2000, is incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 75, filed May 30, 2008.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement, dated May 30, 2014, between the Registrant and RidgeWorth Capital Management LLC (“RidgeWorth Investments”) is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 93, filed July 30, 2014.

(d)(1)(i)	Amended Schedule A, dated August 31, 2015, to the Investment Advisory Agreement, dated May 30, 2014, between the Registrant and RidgeWorth Investments is incorporated herein by reference to Exhibit (d)(1)(i) of Post-Effective Amendment No. 104, filed February 5, 2016.

(d)(2)	Investment Subadvisory Agreement, dated May 30, 2014, between RidgeWorth Investments and Zevenbergen Capital Investments, LLC (“Zevenbergen”) is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 93, filed July 30, 2014.

(d)(3)	Investment Subadvisory Agreement, dated May 30, 2014, between RidgeWorth Investments and Ceredex Value Advisors LLC (“Ceredex”) is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 93, filed July 30, 2014.

(d)(4)	Investment Subadvisory Agreement, dated May 30, 2014, between RidgeWorth Investments and Seix Investment Advisors LLC (“Seix”) is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 93, filed July 30, 2014.

(d)(4)(i)	Amended Schedule A, dated August 1, 2015, to the Investment Subadvisory Agreement, dated May 30, 2014, between RidgeWorth Investments and Seix is incorporated herein by reference to Exhibit (d)(5)(i) of Post-Effective Amendment No. 99, filed July 29, 2015.

(d)(5)	Investment Subadvisory Agreement, dated May 30, 2014, between RidgeWorth Investments and Silvant Capital Management LLC (“Silvant”) is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 93, filed July 30, 2014.

(d)(5)(i)	Amended Schedule A, dated January 30, 2015, to the Investment Subadvisory Agreement, dated May 30, 2014, between the RidgeWorth Investments and Silvant is incorporated herein by reference to Exhibit (d)(6)(i) of Post-Effective Amendment No. 95, filed January 30, 2015.

(d)(6)	Investment Subadvisory Agreement, dated September 1, 2015, between RidgeWorth Investments and WCM Investment Management (“WCM”) is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 104, filed February 5, 2016.

(d)(7)	Form of Investment Subadvisory Agreement between RidgeWorth Investments and Capital Innovations, LLC (“Capital Innovations”) is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 104, filed February 5, 2016.

(d)(8)(i)	Expense Limitation Agreement dated August 1, 2015 by and between the Registrant, RidgeWorth Investments, Certium, Ceredex, Silvant, Seix and Zevenbergen is incorporated herein by reference to Exhibit (d)(8)(i) of Post-Effective Amendment No. 104, filed February 5, 2016.

(d)(8)(ii)	Expense Limitation Agreement dated September 1, 2015 by and between the Registrant, RidgeWorth Investments and WCM is incorporated herein by reference to Exhibit (d)(8)(ii) of Post-Effective Amendment No. 104, filed February 5, 2016.

(d)(8)(iii)	Form of Expense Limitation Agreement by and between the Registrant, RidgeWorth Investments and Capital Innovations is incorporated herein by reference to Exhibit (d)(8)(iii) of Post-Effective Amendment No. 104, filed February 5, 2016.

(e)(1)	Distribution Agreement, dated March 31, 2009, between the Registrant and RidgeWorth Distributors LLC (“RidgeWorth Distributors”) is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 80, filed July 29, 2009.

(e)(2)	First Amendment, dated August 1, 2009, to the Distribution Agreement, dated March 31, 2009, between the Registrant and RidgeWorth Distributors is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 81, filed May 28, 2010.

(e)(3)	Second Amendment, dated July 19, 2010, to the Distribution Agreement, dated March 31, 2009, between the Registrant and RidgeWorth Distributors is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 83, filed May 27, 2011.

(e)(4)	Third Amendment, dated April 27, 2012, to the Distribution Agreement, dated March 31, 2009, between the Registrant and RidgeWorth Distributors is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 89, filed May 24, 2013.

(e)(5)	Fourth Amendment, dated January 30, 2015, to the Distribution Agreement, dated March 31, 2009, between the Registrant and RidgeWorth Distributors is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 95, filed January 30, 2015.

(f)	Not applicable.

(g)(1)	Master Custodian Agreement, dated August 30, 2010, between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 83, filed May 27, 2011.

(g)(1)(i)	Notice to the Master Custodian Agreement, dated August 30, 2010, between the Registrant and State Street is incorporated herein by reference to Exhibit (g)(1)(i) of Post-Effective Amendment No. 95, filed January 30, 2015.

(h)(1)	Administration Agreement, dated August 30, 2010, between the Registrant and State Street is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 83, filed May 27, 2011.

2

(h)(1)(i)	Notice to the Administration Agreement, dated August 30, 2010, between the Registrant and State Street is incorporated herein by reference to Exhibit (h)(1)(i) of Post-Effective Amendment No. 95, filed January 30, 2015.

(h)(2)	Shareholder Servicing Plan, dated November 20, 2008, relating to R Shares, is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 77, filed December 15, 2008.

(h)(2)(i)	Amended Schedule A, dated August 1, 2015, to the Shareholder Servicing Plan, dated November 20, 2008, relating to R Shares, is incorporated herein by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 99, filed July 29, 2015.

(h)(3)	Shareholder Servicing Plan, dated May 23, 2013, relating to A Shares and I Shares, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 89, filed May 24, 2013.

(h)(3)(i)	Amended Schedule A, dated August 1, 2015, to the Shareholder Servicing Plan, dated May 23, 2013, relating to A Shares and I Shares, is incorporated herein by reference to Exhibit (h)(3)(i) of Post-Effective Amendment No. 104, filed February 5, 2016.

(h)(4)	Securities Lending Management Agreement, dated March 11, 2015, between the Registrant and State Street is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 104, filed February 5, 2016.

(h)(5)	Shareholder Service Fee Allocation Agreement, dated August 1, 2009, between the Registrant and RidgeWorth Investments is incorporated herein by reference to Exhibit (h)(22) of Post-Effective Amendment No. 81, filed May 28, 2010.

(h)(6)	Fund Services Agreement, dated May 30, 2014, between the Registrant and RidgeWorth Investments, is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 93, filed July 30, 2014.

(h)(7)	Transfer Agency and Service Agreement, dated August 20, 2010, between the Registrant and Boston Financial Data Services, Inc. (“BFDS”) is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 84, filed July 29, 2011.

(h)(7)(i)	Amendment, dated December 1, 2011, to the Transfer Agency and Service Agreement, dated August 20, 2010, between the Registrant and BFDS is incorporated herein by reference to Exhibit (h)(7)(i) of Post-Effective Amendment No. 87, filed July 27, 2012.

(h)(7)(ii)	Amendment, dated April 26, 2013, to the Transfer Agency and Service Agreement, dated August 20, 2010, between the Registrant and BFDS is incorporated herein by reference to Exhibit (h)(7)(ii) of Post-Effective Amendment No. 93, filed July 30, 2014.

(h)(7)(iii)	Amendment, dated April 29, 2014, to the Transfer Agency and Service Agreement, dated August 20, 2010, between the Registrant and BFDS is incorporated herein by reference to Exhibit (h)(7)(iii) of Post-Effective Amendment No. 93, filed July 30, 2014.

(i)	Opinion and Consent of Counsel to be filed by amendment.

(j)	Consent of Independent Registered Accountant to be filed by amendment.

(k)	Not applicable.

(l)	Not applicable.

3

(m)(1)	Distribution and Service Plan, dated May 17, 2005, as amended March 31, 2008, relating to A Shares, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 81, filed May 28, 2010.

(m)(1)(i)	Amended Schedule A, dated August 1, 2015, to the Distribution and Service Plan, dated May 17, 2005, as amended March 31, 2008, relating to A Shares, is incorporated herein by reference to Exhibit (m)(1)(i) of Post-Effective Amendment No. 104, filed February 5, 2016.

(m)(2)	Distribution and Service Plan, dated May 17, 2005, as amended November 30, 2010, relating to C Shares, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 87, filed July 27, 2012.

(m)(3)	Distribution and Service Plan, dated May 14, 2009, relating to R Shares, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 79, filed May 29, 2009.

(n)	Rule 18f-3 Multiple Class Plan, as amended May 20, 2014, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 93, filed July 30, 2014.

(o)	Not applicable.

(p)(1)	Registrant’s Code of Ethics, as amended February 27, 2013, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 99, filed July 29, 2015.

(p)(2)	Code of Ethics for RidgeWorth Investments, Ceredex, Silvant and Seix, as amended January 1, 2015, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 99, filed July 29, 2015.

(p)(3)	Code of Ethics for Zevenbergen, as amended December 31, 2014, is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 99, filed July 29, 2015.

(p)(4)	Code of Ethics for WCM is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 104, filed February 5, 2016.

(p)(5)	Code of Ethics for Capital Innovations is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 104, filed February 5, 2016.

(p)(6)	Code of Ethics for RidgeWorth Distributors is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 83, filed May 27, 2011.

(q)(1)	Power of Attorney, dated November 18, 2014, for each of Tim E. Bentsen, Jeffrey M. Biggar, Sidney E. Harris, Connie D. McDaniel, George C. Guynn, and Ashi Parikh, is incorporated herein by reference to Exhibit (q)(1) of Post-Effective Amendment No. 98, filed May 29, 2015.

ITEM 29.	Persons Controlled by or under Common Control with Registrant:

See the prospectus and Statement of Additional Information regarding the Registrant’s control relationships.

ITEM 30.	Indemnification:

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 1.12 of the Distribution Agreement filed as Exhibit (e)(1) to the Registrant’s Registration Statement.

In addition, Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s Registration Statement provides that, subject to the exceptions and limitations contained in Article VIII, every

4

person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided hereunder to a Trustee or Officer who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31.	Business and Other Connections of the Investment Adviser:

The information required by this item is contained in the Form ADVs of the following entities and is incorporated herein by reference:

Investment Adviser	File No.
RidgeWorth Capital Management LLC	801-23163

Subadvisers	File No.
Capital Innovations, LLC	801-72322
Ceredex Value Advisors LLC	801-68739
Seix Investment Advisors LLC	801-68743
Silvant Capital Management LLC	801-68741
WCM Investment Management	801-11916
Zevenbergen Capital Investments LLC	801-62477

ITEM 32.	Principal Underwriters:

Item 32(a)	RidgeWorth Distributors LLC serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:

RidgeWorth Funds

Item 32(b)	The following are Officers and Manager of RidgeWorth Distributors LLC. The main business address of RidgeWorth Distributors LLC is Three Canal Plaza, Suite 100, Portland, Maine 04101.

	Name	Address	Position with Underwriter	Position with Registrant
	Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

	Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

	Jennifer K. DiValerio	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

	Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

	Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

5

Item 32(c)	Not applicable.

ITEM 33.	Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s custodians:

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s administrator:

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s adviser and subadvisers:

RidgeWorth Capital Management LLC

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(records relating to its function as adviser)

Capital Innovations, LLC

325 Forest Grove Drive, Suite 100

Pewaukee, WI 53072

(records relating to its function as subadviser)

Ceredex Value Advisers LLC

301 East Pine, Suite 500

Orlando, FL 32801

(records relating to its function as subadviser)

Seix Investment Advisors LLC

One Maynard Drive, Suite 3200

Park Ridge, NJ 07458

(records relating to its function as subadviser)

Silvant Capital Management LLC

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(records relating to its function as subadviser)

6

WCM Investment Management

281 Brooks Street

Laguna Beach, CA 92651

(records relating to its function as subadviser)

Zevenbergen Capital Investments LLC

601 Union Street, Suite 4600

Seattle, WA 98101

(records relating to its function as subadviser)

(d)	RidgeWorth Distributors LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

(records relating to its function as distributor)

ITEM 34.	Management Services:

None.

ITEM 35.	Undertakings:

None.

7

NOTICE

A copy of the Agreement and Declaration of Trust, as amended, for the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Atlanta, and State of Georgia, on the 20th day of July, 2016.

By:	/s/ Julia R. Short
Julia R. Short
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jeffrey M. Biggar*	Trustee	July 20, 2016
Jeffrey M. Biggar

/s/ George C. Guynn*	Trustee	July 20, 2016
George C. Guynn

/s/ Sidney E. Harris*	Trustee	July 20, 2016
Sidney E. Harris

/s/ Connie D. McDaniel*	Trustee	July 20, 2016
Connie D. McDaniel

/s/ Tim E. Bentsen*	Trustee	July 20, 2016
Tim E. Bentsen

/s/ Ashi Parikh*	Trustee	July 20, 2016
Ashi Parikh

/s/ Julia R. Short	President and Chief Executive Officer	July 20, 2016
Julia R. Short

/s/ Benjamin H. Lowe	Treasurer and Chief Financial Officer	July 20, 2016
Benjamin H. Lowe

*By:	/s/ Karen Jacoppo-Wood
Karen Jacoppo-Wood

*	Pursuant to Powers of Attorney